united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

10 West Market Street, Suite 2300, Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-223-2703

Date of fiscal year end: 12/31

Date of reporting period: 06/30/17

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2017

Global Atlantic Portfolios

Global Atlantic American Funds® Managed Risk Portfolio

Global Atlantic Balanced Managed Risk Portfolio

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Global Atlantic Growth Managed Risk Portfolio

Global Atlantic Moderate Growth Managed Risk Portfolio

Global Atlantic Motif Aging of America Portfolio

Global Atlantic Motif Real Estate Trends Portfolio

Global Atlantic Motif Technological Innovations Portfolio

Global Atlantic PIMCO Tactical Allocation Portfolio

Global Atlantic Select Advisor Managed Risk Portfolio

Global Atlantic Wellington Research Managed Risk Portfolio

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Global Atlantic Wilshire Dynamic Global Allocation Portfolio

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio

Class II shares

Each a separate series of the Forethought Variable Insurance Trust

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholders/Contract Owners:	unaudited

The equity markets rallied during the first six months of 2017, led by international equities. Following the U.S. election in November 2016, the Trump Administration signaled broad policy initiatives aimed at lowering regulation and taxes, which led investors to take a more “risk on” position. While these policy initiatives are not certain and could take several years to come to fruition, strong earnings in the fourth quarter of 2016 and the first quarter of 2017 helped keep the rally going. From a volatility perspective, while 2015 and 2016 saw several spikes followed by rapid declines, the first half of 2017 experienced relatively low volatility.

Although market turbulence has been relatively subdued during the first half of 2017, significant disparities in returns globally have continued from 2016, largely driven by three factors: (1) a decline in oil prices, (2) a decline in the U.S. dollar, and (3) a decline in government bond yields following the spike that occurred after the U.S. election in November 2016. These three factors, when declining, are generally favorable for international equities, particularly emerging markets equities. As a result, the international equity markets have been strong during the first six months of 2017 as compared to 2016 when the three factors were rising. Therefore, as shown in the graph below, the indices that performed relatively well in the first half of 2017 did not perform as well, relatively, in 2016.

The MSCI Emerging Markets index was up 18.43% during the first half of 2017, while international equities, as measured by the MSCI EAFE index, were up 13.81% (as compared to up 1.00% in 2016). Regionally, European equities, as measured by the Euro Stoxx 50 index, were up 15.39% for the first half of 2017 (as compared to up 0.70% in 2016), while the UK and Japanese equity markets, as measured by the FTSE 100 and Nikkei 225 respectively, rose 7.62% and 6.59% respectively (as compared to down -4.07% and up 1.33% in 2016, respectively). Domestically, the S&P 500 was up 9.34% during the first half of 2017, while the S&P MidCap 400 and Russell 2000 were up 5.99% and 4.99% respectively (as compared to up 20.74% and 21.31% in 2016, respectively).

The U.S. Federal Reserve (the “Fed”) raised interest rates in March and the majority of the Fed’s leaders believe that two or more interest rate hikes are possible for the remainder of 2017. That being said, while economic data at the start of the year was strong, more recent data has softened somewhat, putting the number of interest rate hikes expected for the remainder of 2017 at risk. Similar to 2016, domestic investment grade bonds, as measured by the Bloomberg Barclays US Agg Bond index, have trailed most equity markets, but are up 2.27% year-to-date. The BofAML U.S. High Yield index was up 4.92% during the first half of 2017 (as compared to up 17.34% in 2016). Commodities were negative in the first half of 2017 with the S&P GSCI index down -10.24%, in contrast to 2016 when the S&P GSCI index was up 11.37%. The U.S. dollar experienced a similar return dichotomy as it was down -6.44% during the first half of 2017 after rising 11.26% in 2016.

For asset allocation funds, these disparate returns meant that asset allocation decisions, and the timing of those decisions, were important drivers of performance. The following pages contain Management’s discussion of recent Portfolio performance. Thank you for investing in the Global Atlantic Portfolios.

Sincerely,

Eric D. Todd, CFA	Cameron Jeffreys, CFA
President	Senior Vice President
Global Atlantic Investment Advisors, LLC	Global Atlantic Investment Advisors, LLC

Portfolio	Benchmark
Global Atlantic American Funds® Managed Risk Portfolio	S&P Target Risk Moderate Index
Global Atlantic Balanced Managed Risk Portfolio	S&P Target Risk Conservative Index
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	S&P Target Risk Moderate Index
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	S&P Target Risk Moderate Index
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	S&P Target Risk Conservative Index
Global Atlantic Growth Managed Risk Portfolio	S&P Target Risk Growth Index
Global Atlantic Moderate Growth Managed Risk Portfolio	S&P Target Risk Moderate Index
Global Atlantic Motif Aging of America Portfolio	Russell 3000 Index
Global Atlantic Motif Real Estate Trends Portfolio	Dow Jones U.S. Real Estate Index
Global Atlantic Motif Technological Innovations Portfolio	Russell 3000 Technology Index
Global Atlantic PIMCO Tactical Allocation Portfolio	S&P Target Risk Moderate Index
Global Atlantic Select Advisor Managed Risk Portfolio	S&P Target Risk Moderate Index
Global Atlantic Wellington Research Managed Risk Portfolio	S&P Target Risk Moderate Index
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	S&P Target Risk Moderate Index
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	S&P Target Risk Growth Index
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	S&P Target Risk Aggressive Index
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	S&P Target Risk Growth Index

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report contains the current opinions of Global Atlantic Investment Advisors, LLC and/or sub-advisers at the time of its publication and should not be considered to be investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Index Definitions:

S&P Target Risk Aggressive Index. An index that offers significant exposure to equities, while also providing limited fixed income exposure to diversify risk

S&P Target Risk Conservative Index. An index that emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of return

S&P Target Risk Moderate Index. An index that offers significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

S&P Target Risk Growth Index. An index that increases exposure to equities, while also providing limited fixed income exposure to diversify risk.

Bloomberg Barclays US Aggregate Bond Index (“Bloomberg Barclays US Agg Bond”). An index weighted according to market capitalization and includes, among other categories, Treasury securities, mortgage backed securities, government agency bonds and corporate bonds. To be included in the index, bonds must be rated investment grade by Moody’s and Standard and Poor’s.

BofA ML High Yield Cash Pay MV USI Index (BofAML U.S. High Yield”) An index that tracks the performance of US dollar denominated,. below investment grade corporate debt, currently in a coupon paying period, which is publically issued in the US domestic market.

Dow Jones U.S. Real Estate Index. A subset of the Dow Jones U.S. Index that comprises real estate investment trusts and other companies that invest directly or indirectly in real estate through development, management or ownership, including property agencies.

Euro Stoxx 50 Index (“Euro Stoxx 50”) . An index of 50 blue-chip stocks representing supersector leaders from 12 Eurozone countries.

FTSE 100 Index (“FTSE 100”). A share index of the 100 companies listed on the London Stock Exchange with the highest market capitalization. The index is maintained by the FTSE Group, a subsidiary of the London Stock Exchange Group. The index is unmanaged and not available for direct investment.

MSCI EAFE Total Return Index (“MSCI EAFE”). An index created by Morgan Stanley Capital International (MSCI) that serves as a benchmark of the performance in major international equity markets as represented by 21 major MSCI indexes from Europe, Australasia and the Far East.

MSCI Emerging Markets Total Return Index (“MSCI Emerging Markets”). An index created by MSCI that is designed to measure equity market performance in global emerging markets. The index is unmanaged and not available for direct investment. The Emerging Markets Index is a float-adjusted market capitalization index that consists of indices in 21 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Nikkei 225 Index (“Nikkei 225”). A price-weighted average of the 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

Russell 2000 Total Return Index (“Russell 2000”). An index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell 3000 Index. An index measuring the performance of approximately 3,000 of the largest U.S. companies.

Russell 3000 Technology Index. A capitalization-weighted index measuring the performance of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.

S&P MidCap 400 Total Return Index (“S&P MidCap 400”) . A capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market.

S&P 500 Total Return Index (“S&P 500”) A market capitalization weighted price index composed of 500 widely held U.S. common stocks.. Frequently used as a measure of U.S. stock market performance.

S&P GSCI Total Return Index (“S&P GSCI”). A broad based, production weighted index meant to be representative of the global commodity market beta. The S&P Goldman Sachs Commodity Index (GSCI) consists of 24 commodity futures on physical commodities across five sectors; energy, agriculture, livestock, industrial metals, and precious metals.

U.S. Dollar Index. An index that indicates the general international value of the U.S. Dollar by averaging the exchange rates between the U.S. Dollar and major world currencies.

3516-NLD-7/19/2017

Table of Contents

■	Global Atlantic Portfolio Reviews	5 – 46

■	Financial Statements:

	Portfolio of Investments	47 – 101

	Statement of Assets and Liabilities	102 – 106

	Statements of Operations	107 – 111

	Statements of Changes in Net Assets	112 – 120

■	Financial Highlights	121 – 137

■	Notes to Financial Statements	138 – 167

■	Expense Examples	168 – 169

■	Supplemental Information	170 – 171

■	Proxy Voting Policy	Back Cover

■	Portfolio Holdings	Back Cover

Global Atlantic American Funds® Managed Risk Portfolio
Portfolio Review
June 30, 2017 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wilshire Associates Incorporated (“Wilshire”), while the managed risk component is sub-advised by Milliman Financial Risk Management, LLC.

How did the Portfolio perform during the period?

During the first six months of 2017, the Portfolio outperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 7.14% compared to a benchmark return of 6.18%, a difference of 96 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio was overweight equities versus fixed income during the period, which contributed to performance. Within equities, the Portfolio was materially underweight international equities versus the benchmark during the period, which weighed on results as international and emerging markets equities performed exceptionally well. Over the period, the MSCI EAFE Index returned 13.81% and the MSCI Emerging Markets Index returned 18.43%, while domestic equities, as represented by the S&P 500 Index, returned 9.34%.

The Portfolio’s strongest performing underlying fund was the American Funds Insurance Series® International Fund, which returned 18.71% during the period as developed non-U.S. and emerging markets equities outpaced other asset classes due to a combination of currency appreciation, improved economic growth and outlook, and improved political stability. From a fixed income perspective, the Portfolio was underweight duration during the period, which was a drag on performance as longer dated treasury yields declined. Underlying fund selection contributed to performance during the period, led by the American Funds Insurance Series® Global Growth and Income Fund, which posted a return of 14.88% versus 11.48% for the MSCI ACWI NR Index. Of the Portfolio’s 11 actively-managed underlying funds, only two underperformed their respective benchmarks during the period.

From a managed risk perspective, the Portfolio had a minimal hedge position in place for most of 2017 due to the relatively calm nature of the market. Volatility has been low, with the CBOE Volatility Index (“VIX”) hovering around 10 or 11 for most of the year. The VIX did not close above 16 for a single day during the period. In contrast, the VIX spiked above 20 on five occasions in 2016 (January, February, June, September, and November), which resulted in more meaningful hedge positions during that timeframe.

How was the Portfolio positioned at period end?

At period end, the Portfolio remains overweight equities. Within equities, the Portfolio remains underweight foreign equities. Improvements in the global Purchasing Managers’ Index show positive sentiment across most major markets. Although this typically bodes well for foreign equities, and foreign equities substantially outpaced domestic equities during the period, foreign equities continue to lag domestic equities over the longer term. Since the equity market nadir in 2009, the S&P 500 has returned 258% while the foreign equities, as measured by the MSCI ACWI ex-U.S. index, has returned 106%. Given the improving economic and political outlook in Europe, Wilshire has begun to increase the allocation to foreign equities.

In recent months, Wilshire has been reducing the duration of the Portfolio, which is partially due to its concerns with the level of duration present within core fixed income indexes, rather than concerns that interest rates are poised to rise rapidly. From 1989 through 2011, the average modified adjusted duration of the Bloomberg Barclays US Aggregate Bond Index was 4.55 years, but the index duration is nearly 6 years today. Therefore, even with an underweight duration stance, Wilshire believes that the Portfolio is likely to have a similar level of interest rate risk as has historically existed within the index.

Global Atlantic American Funds® Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2017 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Years	Since Inception**
Global Atlantic American Funds® Managed Risk Portfolio
Class II	7.14%	10.05%	4.08%	5.31%
S&P Target Risk® Moderate Index (Total Return)	6.18%	7.45%	3.55%	4.60%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.24% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	59.0%
Variable Insurance Trusts - Debt Funds	36.1%
Money Market Fund	4.7%
Other Assets Less Liabilities - Net	0.2%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2017.

Global Atlantic Balanced Managed Risk Portfolio
Portfolio Review
June 30, 2017 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. (“BlackRock”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC.

How did the Portfolio perform during the period?

During the first six months of 2017, the Portfolio outperformed its reference benchmark, the S&P Target Risk Conservative Index. The Portfolio posted a return of 5.84% compared to a benchmark return of 5.19%, a difference of 65 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities and corresponding underweight to fixed income relative to the benchmark were the primary drivers of the outperformance during the period. While the “reflation” trade lost some steam early in the period, equity markets continued to perform well as economic growth indicators have generally remained strong and the global economy has settled into a steady growth rate slightly above the post-financial crisis trend. Fixed income returns stabilized during the period, as compared to the latter part of 2016, but remained muted as longer-term interest rates have been range bound, even as the U.S. Federal Reserve (the “Fed”) has continued normalizing policy and pushing up shorter-term interest rates. Credit spreads continued to tighten throughout the period, contributing positively to the more credit-sensitive fixed income exposure.

Within equities, an overweight during January and February to U.S. equities and a corresponding underweight to Europe, Australia and the Far East (“EAFE”) equities also contributed positively to performance, as U.S. equities outperformed during these two months. BlackRock removed the overweight to U.S. equities at the end of February. Over the remainder of the period, the Portfolio was tilted toward Eurozone equities, which also contributed favorably to performance as Eurozone equities outperformed the U.S. equities. Europe’s economy is enjoying a cyclical upswing, which is supported by a still-accommodative European Central Bank. Detracting from relative performance in January and February was a tilt within U.S. equities toward mid and small-cap stocks. These stocks underperformed large cap stocks during the period as the market began to unwind last year’s reflation trade. BlackRock rebalanced U.S. equities back to benchmark portfolio weights (relative to the total equity component) at the end of February, thereby preventing additional drag.

Within fixed income, an overweight to corporate bonds and underweight to treasury securities contributed positively as credit spreads continued to tighten throughout the period. Credit markets appear to be pricing in steady economic expansion, based on their historical relationship with global growth levels. A tilt toward shorter duration bonds in both treasury and corporate securities detracted from overall performance. With the Fed continuing to tighten short-term interest rates while the market’s diminishing inflation expectations held down long rates, the yield curve flattened during the period, resulting in shorter duration bonds underperforming.

From a managed risk perspective, the Portfolio had a minimal hedge position in place for most of 2017 due to the relatively calm nature of the market. Volatility has been low, with the CBOE Volatility Index (“VIX”) hovering around 10 or 11 for most of the year. The VIX did not close above 16 for a single day during the period. In contrast, the VIX spiked above 20 on five occasions in 2016 (January, February, June, September, and November), which resulted in more meaningful hedge positions during that timeframe.

How was the Portfolio positioned at period end?

The Portfolio remained overweight equities and underweight fixed income relative to the benchmark at period end. While BlackRock believes that equities are beginning to look expensive based on traditional valuation metrics, BlackRock believes that, due to structurally lower growth and interest rates, comparing valuation metrics to past levels may not be a good guide for the future. A sharp and synchronized recovery in global earnings remains supportive of global equity markets.

Within equities, BlackRock favors the Eurozone and Japan over the U.S., where valuations appear more stretched. In Europe, BlackRock sees global reflation and an improving earnings outlook supporting cyclicals and exporters, particularly industrials and multinationals. In Japan, BlackRock believes that an improving global growth outlook, more shareholder-friendly corporate behavior, a stable yen, and supportive Bank of Japan policy are all positive factors for equities.

The fixed income portion of the Portfolio remained short duration relative to the benchmark at period end. BlackRock continues to believe that bond yields will perform well over time, though structural factors such as aging populations and high debt levels should cap any yield rise to levels well below pre-crisis norms, and continue to present some volatility in yields over shorter periods (as has been seen this year to date). Within fixed income, the Portfolio remained overweight investment grade credit relative to treasury securities at period end, as stronger growth favors credit over treasury securities. BlackRock believes returns in credit will come mostly from income or “carry,” rather than from further spread tightening, and thus, believes future credit market returns are more muted than in the recent past.

Global Atlantic Balanced Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2017 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Years	Since Inception**
Global Atlantic Balanced Managed Risk Portfolio
Class II	5.84%	6.89%	3.34%	4.45%
S&P Target Risk® Conservative Index (Total Return)	5.19%	5.50%	3.05%	3.86%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.00% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Conservative Index (Total Return) emphasizes exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	50.8%
Exchange Traded Debt Funds	44.3%
Money Market Fund	5.0%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2017.

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
Portfolio Review
June 30, 2017 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is managed by the Global Atlantic Investment Advisors, LLC (the “Adviser”) while the managed risk component is sub-advised by Milliman Financial Risk Management LLC.

How did the Portfolio perform during the period?

During the first six months of 2017, the Portfolio outperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 7.08% compared to a benchmark return of 6.18%, a difference of 90 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio seeks to achieve its objective by investing under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in the BlackRock Global Allocation V.I. Fund. The Portfolio’s other holdings include cash, a money market fund, and futures contracts. The BlackRock Global Allocation V.I. Fund outperformed the S&P Target Risk Moderate Index during the period.

From a managed risk perspective, the Portfolio had a minimal hedge position in place for most of 2017 due to the relatively calm nature of the market. Volatility has been low, with the CBOE Volatility Index (“VIX”) hovering around 10 or 11 for most of the period. The VIX did not close above 16 for a single day during the period. In contrast, the VIX spiked above 20 on five occasions (January, February, June, September, and November), which resulted in more meaningful hedge positions during that timeframe.

How was the Portfolio positioned at period end?

At period end, the Portfolio’s primary investment remained the BlackRock Global Allocation V.I. Fund.

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2017 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Years	Since Inception**
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
Class II	7.08%	10.28%	0.42%	1.71%
S&P Target Risk® Moderate Index (Total Return)	6.18%	7.45%	3.55%	4.60%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.26% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Variable Insurance Trust - Asset Allocation Fund	95.2%
Money Market Fund	4.9%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2017.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Portfolio Review
June 30, 2017 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The equity sleeve of the capital appreciation and income component is sub-advised by Franklin Advisory Services, LLC (“Franklin Advisory”) and the managed risk component is sub-advised by Milliman Financial Risk Management LLC. During the period, the fixed income sleeve of the capital appreciation and income component was managed by Global Atlantic Investment Advisors, LLC (the “Adviser”). Effective July 5, 2017, the fixed income sleeve is sub-advised by Franklin Advisers, Inc.

How did the Portfolio perform during the period?

During the first six months of 2017, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 6.11% compared to a benchmark return of 6.18%, a difference of -7 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

Franklin Advisory employs a bottom-up stock selection process for the equity sleeve of the Portfolio’s capital appreciation and income component, whereby the portfolio managers invest in securities without regard to benchmark comparisons. As a result, the Portfolio frequently contains sector and security allocations that may be significantly different from those of the index. With respect to the equity sleeve’s performance versus the S&P 500 Index (gross of fees), underweight positions in the energy and telecommunications sectors aided Portfolio performance, as did an overweight to, and stock selection in, the health care sector. Shares of Albemarle Corporation (“Albemarle”) (3.08%), a specialty chemicals producer, performed well over the period, as the company continued to report strong revenue and earnings growth driven by robust demand in the company’s lithium business. Albemarle also benefited from stronger-than-expected performance in its bromine business, while its refining solutions business experienced more mixed performance during the period. Albemarle’s management continues to focus on expanding its market leading position in lithium. The company has increased its dividend for 23 consecutive years.

Roper Technologies, Inc. (2.45%), a diversified industrial company, enjoyed strong stock price performance after reporting robust financial results during the period. Headwinds facing the energy and industrial technology segments appear to have moderated and the segment has generated better-than-expected results, while the remaining segments have continued to perform well. The company expects to build on its strong performance in the radio frequency technology and software segment, which was driven by large project wins. The company has grown its dividend for 24 consecutive years.

Shares of Medtronic Inc. (2.35%), a developer of therapeutic and diagnostic medical products, rose after reporting good earnings during the period. We believe top-line growth could remain solid, based on a regular stream of innovation. Overall financial performance could be further bolstered by margin expansion driven by factory consolidation and the creation of shared service centers. Medtronic has meaningfully benefited from improved access to its overseas cash via the company’s recent relocation of its legal domicile to a lower-tax nation, particularly from the perspective of meeting its dividend obligations. The company has grown its dividend for 40 consecutive years.

Underweight positions and stock selection in the information technology and consumer discretionary sectors detracted from Portfolio performance, as did an overweight and stock selection in the consumer staples sector. Shares of Target Corporation (“Target”) (0.65%), a general merchandise discount retailer, declined due to investor concerns about market share loss to pure-play online competitors and the company’s announcement that increased investment would compress margins. Target is focused on expanding its private label offerings, improving its digital capabilities and accelerating the rollout of its small-store formats to drive traffic. Franklin Advisory believes the company’s solid merchandising capabilities, improving omnichannel capabilities and planned rebranding of its pharmacies under CVS could enable a recovery. Target has grown its dividend for 46 consecutive years.

Despite reporting earnings in line with expectations, shares of Schlumberger Limited (“Schlumberger”) (0.93%), a global oilfield services company, declined over the period as the oil markets remained in a position of significant oversupply, reducing prospects for a near-term rebound in oil prices. Oil services providers such as Schlumberger tend to benefit later in a price rebound as their diverse activities tend to lead to a slower return to growth. Despite the current headwinds, Franklin Advisory believes that Schlumberger could be uniquely well-positioned to benefit from the recovery in oil prices as it takes shape, given the company’s scale and scope of activities.

Shares of Ross Stores, Inc. (“Ross”) (1.23%), an off-price apparel retailer, declined due to broad investor concerns about the retail sector. These concerns are largely due to a growing consumer shift toward purchasing online and associated diminishing use of traditional brick-and-mortar retailers as intermediaries between producers and consumers. Ross has been largely insulated from this trend given the attractiveness of its “treasure hunt” model to its customer base, the socioeconomic demographic of its customers and the difficulty of transitioning its business model online. During the period, the company delivered what we believe to be a good earnings report and raised full-year earnings guidance. Franklin Advisory believes Ross’s excellent merchandising skills and lean operating mindset could position it well going forward. The company has raised its dividend for 23 consecutive years.

The Franklin Templeton Total Return Fund, which is the Adviser’s primary investment for the fixed income sleeve of the capital appreciation and income component, outperformed its benchmark, the Bloomberg Barclays US Aggregate Bond Index, (net of fees) during the period. This was due to an overweight to corporate debt versus government debt, and outperformance of the underlying fund’s allocations to corporate and securitized debt.

From a managed risk perspective, the Portfolio had a minimal hedge position in place for most of 2017 due to the relatively calm nature of the market. Volatility has been low, with the CBOE Volatility Index (“VIX”) hovering around 10 or 11 for most of the year. The VIX did not close above 16 for a single day during the period. In contrast, the VIX spiked above 20 on five occasions in 2016 (January, February, June, September, and November), which resulted in more meaningful hedge positions during that timeframe.

How was the Portfolio positioned at period end?

At period end, in the equity sleeve, the Portfolio’s largest sector concentration was industrials, followed by health care and consumer staples. The Portfolio initiated one new position in Comcast Corporation (0.79%). The Portfolio also added to several existing positions, including Analog Devices, Inc. (1.78%), Accenture Plc. (2.15%), and Chubb Ltd. (0.82%), among others. Conversely, the Portfolio exited its positions in Qualcomm. Inc., as well as Yum China Holdings Inc. and Adient PLC, both of which were received as a result of spin-offs. Franklin Advisory also reduced the Portfolio’s positions in Bunge Ltd (1.30%), Praxair, Inc. (2.26%), and Target. Additionally, Linear Technology was acquired by Analog Devices, Inc. during the period.

The Portfolio remained underweight fixed income vis-à-vis the benchmark and the fixed income sleeve of the Portfolio’s capital appreciation and income component was primarily invested in fixed income investment grade securities through the Franklin Templeton Total Return Fund.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2017 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Years	Since Inception**
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
Class II	6.11%	9.26%	3.54%	4.26%
S&P Target Risk® Moderate Index (Total Return)	6.18%	7.45%	3.55%	4.14%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.15% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	68.6%
Mutual Fund - Debt Fund	24.0%
Money Market Fund	7.4%
Other Assets Less Liabilities - Net	0.0	% ^
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2017.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^	Represents less than (0.05)%.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Portfolio Review
June 30, 2017 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”).

How did the Portfolio perform during the period?

During the first six months of 2017, the Portfolio underperformed its reference benchmark, the S&P Target Risk Conservative Index. The Portfolio posted a return of 3.24% compared to a benchmark return of 5.19%, a difference of -195 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

Using a momentum-based methodology to dynamically allocate across global asset classes, the Portfolio seeks to manage risk and enhance long-term returns in changing market environments. Momentum investing seeks exposure to asset classes that have exhibited positive trends in price performance over selected time periods.

Relative to its benchmark, the Portfolio’s greater allocation to equities contributed to returns during the period, as global equity markets experienced a broad rally, with the MSCI World Index realizing a return of 11.0% through June 30, 2017. Over the same period, however, the U.S dollar depreciated relative to many other international currencies. This negatively impacted the Portfolio’s performance relative to its benchmark, as it hedges out the impact of foreign currency movements within its international equity allocation.

Of the Portfolio’s equity exposures, U.S. equities contributed the most significantly, followed by European equities. Japanese equities were broadly flat over the period, while U.K. equities detracted slightly from performance. Given the significant, low volatility rally in global equity markets, the option-based overlay detracted from performance. More specifically, the drag on performance stemmed primarily from purchased put options on global equities designed to mitigate downside risk. While this drag was partially offset by the premiums generated from selling call options during the period, it was not sufficient to completely negate the impact of the put options.

How was the Portfolio positioned at period end?

As of June 30, 2017, the Portfolio had approximately 65% of its assets in equities globally. Regionally, 38.8% of its assets were invested in U.S. equities given strong momentum broadly within U.S. equities. This domestic allocation was entirely within U.S. large-cap equities, with no allocation to U.S. mid- and small-cap equities due to poor relative trends outside of large-cap equities. Within international equity, the Portfolio held an 11.3% allocation in European equities and a 7.5% allocation in U.K. equities given moderate momentum across Europe and U.K. markets. Additionally, the Portfolio held a 7.5% allocation in Japan equities.

The Portfolio currently holds a 35.0% allocation in U.S. Treasuries, given poor momentum in fixed income relative to equity. The Portfolio may make allocations at the higher-end of asset allocation ranges to those asset classes with strong momentum, and at the lower-end to those asset classes with weak momentum. The portfolio manager aims to reduce return volatility by employing a hedge overlay within the Portfolio. The overlay consists of utilizing hedge instruments to reduce the downside risk of the Portfolio’s equity investments, while partially mitigating upside potential. As of period end, GSAM maintained a hedge overlay across the Portfolio’s U.S., U.K., European and Japan equity exposures.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Portfolio Review (Continued)
June 30, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2017 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
Class II	3.24%	4.52%	0.89%
S&P Target Risk® Conservative Index (Total Return)	5.19%	5.50%	3.34%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.21% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is April 30, 2015.

The S&P Target Risk® Conservative Index (Total Return) provides significant exposure to fixed income in order to produce a consistent income stream and avoid excessive volatility of returns. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
U.S Treasury Note	36.0%
Money Market Fund	32.1%
Exchange Traded Equity Funds	20.3%
Exchange Traded Debt Funds	9.5%
Purchased Options	0.2%
Other Assets Less Liabilities - Net	1.9%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2017.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

Global Atlantic Growth Managed Risk Portfolio
Portfolio Review
June 30, 2017 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. (“BlackRock”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC.

How did the Portfolio perform during the period?

During the first six months of 2017, the Portfolio outperformed its reference benchmark, the S&P Target Risk Growth Index. The Portfolio posted a return of 8.28% compared to a benchmark return of 8.13%, a difference of 15 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities and corresponding underweight to fixed income relative to the benchmark were the primary drivers of the outperformance during the period. While the “reflation” trade lost some steam early in the period, equity markets continued to perform well as economic growth indicators have generally remained strong and the global economy has settled into a steady growth rate slightly above the post-crisis trend. Fixed income returns stabilized during the period, as compared to the latter part of 2016, but remained muted as longer-term interest rates have been range bound even as the U.S. Federal Reserve (the “Fed”) has continued normalizing policy and pushing up shorter-term interest rates. Credit spreads continued to tighten throughout the period, contributing positively to the more credit-sensitive fixed income exposure.

Within equities, an overweight during January and February to the U.S. equities and corresponding underweight to Europe, Australia and the Far East (“EAFE”) equities also contributed positively to performance, as U.S. equities outperformed during these two months. BlackRock removed the overweight to U.S. equities at the end of February. Over the remainder of the period, the Portfolio was tilted toward Eurozone equities, which also contributed favorably to performance as Eurozone equities outperformed the U.S. equities. Europe’s economy is enjoying a cyclical upswing, which is supported by a still-accommodative European Central Bank. Detracting from relative performance in January and February was a tilt within U.S. equities toward mid and small-cap stocks. These stocks underperformed large cap stocks during the period as the market began to unwind last year’s reflation trade. BlackRock rebalanced U.S. equities back to benchmark portfolio weights (relative to the total equity component) at the end of February, thereby preventing additional drag.

Within fixed income, an overweight to corporate bonds and underweight to treasury securities contributed positively as credit spreads continued to tighten throughout the period. Credit markets appear to be pricing in steady economic expansion, based on their historical relationship with global growth levels. A tilt toward shorter duration bonds in both treasury and corporate securities detracted from overall performance. With the Fed continuing to tighten short-term interest rates while the market’s diminishing inflation expectations held down long rates, the yield curve flattened during the period, resulting in shorter duration bonds underperforming.

From a managed risk perspective, the Portfolio had a minimal hedge position in place for most of 2017 due to the relatively calm nature of the market. Volatility has been low, with the CBOE Volatility Index (“VIX”) hovering around 10 or 11 for most of the year. The VIX did not close above 16 for a single day during the period. In contrast, the VIX spiked above 20 on five occasions in 2016 (January, February, June, September, and November), which resulted in more meaningful hedge positions during that timeframe.

How was the Portfolio positioned at period end?

The Portfolio remained overweight equities and underweight fixed income relative to the benchmark at period end. While BlackRock believes that equities are beginning to look expensive based on traditional valuation metrics, BlackRock believes that, due to structurally lower growth and interest rates, comparing valuation metrics to past levels may not be a good guide for the future. A sharp and synchronized recovery in global earnings remains supportive of global equity markets.

Within equities, BlackRock favors the Eurozone and Japan over the U.S., where valuations appear more stretched. In Europe, BlackRock sees global reflation and an improving earnings outlook supporting cyclicals and exporters, particularly industrials and multinationals. In Japan, BlackRock believes that an improving global growth outlook, more shareholder-friendly corporate behavior, a stable yen, and supportive Bank of Japan policy are all positive factors for equities.

The fixed income portion of the Portfolio remained short duration relative to the benchmark at period end. BlackRock continues to believe that bond yields will perform well over time, though structural factors such as aging populations and high debt levels should cap any yield rise to levels well below pre-crisis norms, and continue to present some volatility in yields over shorter periods (as has been seen this year to date). Within fixed income, the Portfolio remained overweight investment grade credit relative to treasury securities at period end, as stronger growth favors credit over treasury securities. BlackRock believes returns in credit will come mostly from income or “carry,” rather than from further spread tightening, and thus, believes future credit market returns are more muted than in the recent past.

Global Atlantic Growth Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2017 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Years	Since Inception**
Global Atlantic Growth Managed Risk Portfolio
Class II	8.28%	11.70%	2.06%	3.07%
S&P Target Risk® Growth Index (Total Return)	8.13%	11.39%	4.83%	5.60%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.01% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	79.9%
Exchange Traded Debt Funds	15.3%
Money Market Fund	5.2%
Other Assets Less Liabilities - Net	(0.4)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2017.

Global Atlantic Moderate Growth Managed Risk Portfolio
Portfolio Review
June 30, 2017 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by BlackRock Financial Management, Inc. (“BlackRock”), while the managed risk component is sub-advised by Milliman Financial Risk Management LLC.

How did the Portfolio perform during the period?

During the first six months of 2017, the Portfolio outperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 6.94% compared to a benchmark return of 6.18%, a difference of 76 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities and corresponding underweight to fixed income relative to the benchmark were the primary drivers of the outperformance during the period. While the “reflation” trade lost some steam early in the period, equity markets continued to perform well as economic growth indicators have generally remained strong and the global economy has settled into a steady growth rate slightly above the post-crisis trend. Fixed income returns stabilized during the period, as compared to the latter part of 2016, but remained muted as longer-term interest rates have been range bound even as the U.S. Federal Reserve (the “Fed”) continued normalizing policy and pushing up shorter-term interest rates. Credit spreads continued to tighten throughout the period, contributing positively to the more credit-sensitive fixed income exposure.

Within equities, an overweight during January and February to the U.S. equities and corresponding underweight to Europe, Australia and the Far East (“EAFE”) equities also contributed positively to performance, as U.S. equities outperformed during these two months. BlackRock removed the overweight to U.S. equities at the end of February. Over the remainder of the period, the Portfolio was tilted toward Eurozone equities, which also contributed favorably to performance as Eurozone equities outperformed the U.S. equities. Europe’s economy is enjoying a cyclical upswing, which is supported by a still-accommodative European Central Bank. Detracting from relative performance in January and February was a tilt within U.S. equities toward mid and small-cap stocks. These stocks underperformed large cap during the period as the market began to unwind last year’s reflation trade. BlackRock rebalanced U.S. equities back to benchmark portfolio weights (relative to the total equity component) at the end of February, thereby preventing additional drag.

Within fixed income, an overweight to corporate bonds and underweight to treasury securities contributed positively as credit spreads continued to tighten throughout the period. Credit markets appear to be pricing in steady economic expansion, based on their historical relationship with global growth levels. A tilt toward shorter duration bonds in both treasury and corporate securities detracted from overall performance. With the Fed continuing to tighten short-term interest rates while the market’s diminishing inflation expectations held down long interest rates, the yield curve flattened during the period, resulting in shorter duration bonds underperforming.

From a managed risk perspective, the Portfolio had a minimal hedge position in place for most of 2017 due to the relatively calm nature of the market. Volatility has been low, with the CBOE Volatility Index (“VIX”) hovering around 10 or 11 for most of the year. The VIX did not close above 16 for a single day during the period. In contrast, the VIX spiked above 20 on five occasions in 2016 (January, February, June, September, and November), which resulted in more meaningful hedge positions during that timeframe.

How was the Portfolio positioned at period end?

The Portfolio remained overweight equities and underweight fixed income relative to the benchmark at period end. While BlackRock believes that equities are beginning to look expensive based on traditional valuation metrics, BlackRock believes, due to structurally lower growth and interest rates, comparing valuation metrics to past levels may not be a good guide for the future. A sharp and synchronized recovery in global earnings remains supportive of global equity markets.

Within equities, BlackRock favors the Eurozone and Japan over the U.S., where valuations appear more stretched. In Europe, BlackRock sees global reflation and an improving earnings outlook supporting cyclicals and exporters, particularly industrials and multinationals. In Japan, BlackRock believes that an improving global growth outlook, more shareholder-friendly corporate behavior, a stable yen, and supportive Bank of Japan policy are all positive factors for equities.

The fixed income portion of the Portfolio remained short duration relative to the benchmark at period end. BlackRock continues to believe that bond yields will perform well over time, though structural factors such as aging populations and high debt levels should cap any yield rise to levels well below pre-crisis norms, and continue to present some volatility in yields over shorter periods (as has been seen this year to date). Within fixed income, the Portfolio remained overweight investment grade credit relative to treasury securities at period end, as stronger growth favors credit over treasury securities. BlackRock believes returns in credit will come mostly from income or “carry,” rather than from further spread tightening, and thus, believes future credit market returns are more muted than in the recent past.

Global Atlantic Moderate Growth Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2017 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Year	Since Inception**
Global Atlantic Moderate Growth Managed Risk Portfolio
Class II	6.94%	9.34%	3.49%	4.17%
S&P Target Risk® Moderate Index (Total Return)	6.18%	7.45%	3.55%	4.14%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.00% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is April 30, 2014.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	65.3%
Exchange Traded Debt Funds	30.0%
Money Market Fund	4.8%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2017.

Global Atlantic Motif Aging of America Portfolio
Portfolio Review
June 30, 2017 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Motif Capital Management, Inc. (“Motif”).

How did the Portfolio perform during the period?

During the first six months of 2017, the Portfolio outperformed its reference benchmark, the Russell 3000 Index. The Portfolio posted a return of 21.20% compared to a benchmark return of 8.93%, a difference of 1,227 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio invests in companies and real estate investment trusts (“REITs”) that support the aging U.S. population. Motif believes that companies that provide healthcare products or services related to oncology, cardiovascular care, and orthopedics, and REITS that provide senior housing, are likely to have significant opportunities as technological advances increase life expectancies and medical treatment intensity (i.e., more therapies, for longer periods of duration), and the size of the aging population grows. While the Portfolio’s sector allocations can vary over time based on the themes chosen by Motif, during the period the Portfolio had approximately 70% exposure to the healthcare sector and approximately 30% exposure to REITs. Given the Portfolio’s exposure profile during the period, it is worth noting that the Portfolio also outperformed both the Russell 3000 Healthcare Index and the Dow Jones U.S. Real Estate Index by 438 bps and 992 bps, respectively, during the first half of 2017.

On May 4, 2017, the House of Representatives passed the American Health Care Act (“AHCA”), which aims to partially repeal and replace the Affordable Care Act (“ACA”). While the AHCA has yet to be passed by the Senate or signed into law by the President, the AHCA, if enacted, would repeal approximately $663 billion in ACA taxes and fees over 10 years, phase out the ACA’s expansion of the Medicaid program, cap federal Medicaid funding, and cut it by approximately $834 billion over 10 years. It is estimated these changes would lead to a decline in the number of insured people by approximately 23 million by 2026. This could impact the healthcare sector in general.

On theme level contribution, oncology, assisted living, cardiovascular and diabetic care, diagnostics and services and chronic obstructive pulmonary disease contributed to performance, while multiple diseases detracted from performance. Both sector allocation and stock selection contributed to performance during the period. Allocation to the biotechnology, healthcare REITs and healthcare facilities industries, along with a lack of exposure to the energy and telecommunications sectors, contributed to the Portfolio’s performance. Relative to the benchmark, zero allocation to industries in the technology sector such as hardware, storage, and internet software detracted from the Portfolio’s performance as these sectors are typically not exposed to the Aging of America theme.

Top contributors to Portfolio performance versus the benchmark were Exact Sciences Corp. (“Exact Sciences”), Novocure Ltd. and Amedisys Inc. With respect to Exact Sciences (1.50%), although lack of insurance coverage had previously prevented broader uptake of Cologuard (a fecal DNA test used for screening colorectal cancer), insurance company UNH recently updated its policy to include Cologuard and it is set to have approximately 95% of patients covered heading into 2018. With respect to Novocure (1.05%), domestic and international sales and prescriptions for Optune exceeded estimates in the first quarter of 2017 and momentum is expected to continue due to recent positive updates from the American Association for Cancer Research and growing acceptance of TTFields technology. Furthermore, Novocure also had a series of successful clinical trials, which demonstrated minimal toxicity and increased survival rate of patients and resulted in stock outperformance. Amedisys (2.16%) posted its results for the first quarter of 2017 with revenues increasing by 6.2%, ahead of the consensus estimates due to a combination of hospice growth and cost savings. Amedisys has also completed acquisition of Tenet Healthcare’s home health and hospice operations, and East Tennessee Personal Care. Other notable performers for the Portfolio were positions in ImmunoGen, Inc. (0.83%), Foundation Medicine Inc. (1.02%), and Spectrum Pharmaceuticals, Inc. (0.75%).

Stocks that detracted from performance relative to the benchmark were overweight positions in Merrimack Pharmaceuticals Inc. (“Merrimack”) (0.22%), National Healthcare Corp. (1.92%), and Five Prime Therapeutics (“Five Prime”) (0.37%). Merrimack, a biopharmaceutical company, sold all the rights to Onivyde and its generic version of Doxil injection to Ipsen SA. Merrimack intends to focus on the development of its three pipeline candidates where meaningful data is expected in 2018. Five Prime increased its research & development expenses primarily related to advancing Cabiralizumab in the Phase 2 clinical trial for Pigmented Villonodular Synovitis, the Phase 1a/1b clinical trial for immuno-oncology, the FPA144 Phase 1 clinical trial, and further advancing preclinical development programs. This resulted in the decline of net income and earnings per share.

Due to the Portfolio’s focus on companies that have exposure to themes relating to the aging of the population, the Portfolio had no exposure to Apple Inc., Facebook, Inc., and Amazon.com, Inc., which were large weights in the benchmark and strong performers in the period.

How was the Portfolio positioned at period end?

Top segments in the Portfolio were oncology (29%), assisted living (24%), retirement communities (14%), cardiovascular care (12%) and dialysis (6%). The Portfolio focuses on companies that have exposure to the themes relating to the aging of the population, which has led to relative overweight to drug manufacturers specializing in drugs targeting aging-related diseases, retirement communities and assisted living facilities. This has led the Portfolio to be underweight diversified pharmaceutical companies that are typically prevalent in broad based healthcare indices. Top holdings of the Portfolio include Welltower Inc. (4.10%), Celgene Corporation (3.10%) and Omega Healthcare Investor Inc. (2.6%).

Global Atlantic Motif Aging of America Portfolio
Portfolio Review (Continued)
June 30, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2017 as compared to its benchmark:

	Six	Performance
	Months	Since Inception**
Global Atlantic Motif Aging of America Portfolio
Class II	21.20%	13.20%
Russell 3000 Index (Total Return)	8.93%	13.99%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.02% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is July 29, 2016. Total returns for periods of less than one year are not annualized.

The Russell 3000 Index (Total Return) measures the performance of approximately 3,000 of the largest U.S. companies. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	99.3%
Money Market Fund	0.7%
Other Assets Less Liabilities - Net	0.0	% ^
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2017.

^	Represents less than (0.05)%.

Global Atlantic Motif Real Estate Trends Portfolio
Portfolio Review
June 30, 2017 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation and income.

Management Review

The Portfolio is sub-advised by Motif Capital Management, Inc. (“Motif”).

How did the Portfolio perform during the period?

During the first six months of 2017, the Portfolio outperformed its reference benchmark, the Dow Jones U.S. Real Estate Index. The Portfolio posted a return of 7.22% compared to a benchmark return of 5.89%, a difference of 133 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio focuses on themes driven by secular trends such as urban infrastructure, senior and assisted living, and digital real estate, while limiting exposure to other traditional industries such as office, retail, and hotels. Motif believes certain industries are being threatened by technology and innovation, which has led to underweights in retail and hotels. Specifically, Motif is concerned retail real estate investment trusts (“REITs”) will continue to be adversely affected as consumers continue to buy more goods online.

On theme level contribution, the increased digital economy, senior and assisted living, industrial and logistics and urban infrastructure contributed to performance, while, brick and mortar shopping, and commercial spaces detracted from performance.

On sector level contribution, compared to the benchmark, an underweight to retail REITs and hotel REITs and an overweight in healthcare REITs and healthcare services contributed to the Portfolio’s performance, while an underweight in real estate services and mortgage REITs detracted from the Portfolio’s performance.

While sector allocation contributed to performance, overall stock selection detracted the performance, particularly within residential REITs and healthcare facilities industries. Stocks that contributed to performance were Simon Property Group (“SPG”), Dupont Fabros Technology (“DFT”), SBA Communications Corporation (“SBAC,” 2.99%), and Amedisys Inc. (“AMED”). The portfolio was overweight DFT, SBAC and AMED, and underweight SPG. Not owning Kimco Realty also contributed to performance. DFT (1.85%), a data center REIT, generated 74% of total revenue from five tenants, with Microsoft and Facebook representing 24.9% and 21% of DFT’s revenue, respectively. DFT entered into a definitive merger agreement with Digital Realty in June 2017. The transaction allows Digital Realty to market additional inventory and diversify geographically to new markets, such as Chicago, Toronto, and Portland. The Portfolio was underweight Simon Property Group (1.96%), which has high quality retail property locations across the country. Along with other retail REITs, SPG underperformed broader REITs, as a series of bankruptcies and closure announcements have put some pressure on mall occupancy during the period. AMED (1.14%), a healthcare REIT, outperformed broader REITs as growth was boosted by Medicare Advantage/Managed Care payers. AMED is working closely with Medicare Advantage for better episodic reimbursement, while starting to devise initial risk based models.

Stocks that detracted from performance were American Tower Corp. (“AMT,” 2.93%), Pennsylvania Real Estate Investment Trust (“PEI”), Taubman Centers, Inc. (“TCO,” 1.02%), and Life Storage Inc. (“LSI,” 1.34%). The Portfolio was overweight PEI, TCO and LSI and underweight AMT. Not owning Annaly Capital Management, Inc. also contributed to the Portfolio’s performance. PEI (0.40%), which is focused on retail shopping malls, underperformed broader REITs following pressure from recent store closures and small business bankruptcies, which led to same-store net operating income growth of -0.60% in the first quarter of 2017.

How was the Portfolio positioned at period end?

The Portfolio was positioned towards the themes of urbanization (35%) and the connected economy (20%), which displayed attractive value, quality, growth and momentum characteristics. The theme of urbanization is driven by millennials who are moving to cities, driving the cost of apartment rentals up and increasing usage of self-storage facilities. However, self-storage was a notable underperformer, hindered by concerns that increased supply and slowing demand will lead to deceleration in revenue and earnings growth. Top industries for the Portfolio include multi-family (25%), assisted ivingl (12%), data centers (11%) and commercial REITs (11%). Top holdings for the Portfolio include Equinix Inc. (3.46%), Crown Castle International Corp. (3.33%), AvalonBay Communities Inc. (3.10%) and Public Storage (2.94%).

Global Atlantic Motif Real Estate Trends Portfolio
Portfolio Review (Continued)
June 30, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2017 as compared to its benchmark:

	Six	Performance
	Months	Since Inception**
Global Atlantic Motif Real Estate Trends Portfolio
Class II	7.22%	(0.50)%
Dow Jones U.S. Real Estate Index (Total Return)	5.89%	(2.26)%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.02% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is July 29, 2016. Total returns for periods of less than one year are not annualized.

The Dow Jones U.S. Real Estate Index (Total Return) is a subset of the Dow Jones U.S. Index that comprises Real Estate Investment Trusts (REITs) and other companies that invest directly or indirectly in real estate through development, management or ownership, including property agencies. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	98.9%
Money Market Fund	0.9%
Other Assets Less Liabilities - Net	0.2%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2017.

Global Atlantic Motif Technological Innovations Portfolio
Portfolio Review
June 30, 2017 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is subadvised by Motif Capital Management, Inc. (“Motif”).

How did the Portfolio perform during the period?

During the first six months of 2017, the Portfolio outperformed its reference benchmark, the Russell 3000 Technology Index. The Portfolio posted a return of 25.45% compared to a benchmark return of 16.92%, a difference of 853 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

As users are increasingly accustomed to anytime, anywhere shopping, devices such as mobile and wearables remain important growth drivers for the technology sector. Moreover, as online commerce grows and consumers continue to adopt digital payments, more merchants will also turn away from cash. Technologies from Apple Inc. (“Apple”), Alphabet Inc. (“Google”), Samsung Electronics Co Ltd, Alibaba Holdings Group Ltd (“Alibaba”) and PayPal Holdings Inc., which assist consumers with paying digitally at stores, are expected to remain huge drivers and grow to an estimated 50% of mobile commerce in 2017.

During the period, Facebook, Inc. (“Facebook”), Amazon.com, Inc. (“Amazon”), Netflix, Inc., and Google, which the Portfolio has significant exposure to, outperformed the market based on the strength of their respective earnings results that were ahead of analyst expectations in the first quarter of 2017.

On theme level contribution, Software as a Service, e-commerce, digital payments, and social networking contributed most significantly to performance. On sector level contribution, an overweight to internet and direct marketing retail and healthcare technology benefitted the Portfolio, while underweights in technology hardware, storage and peripherals, and semiconductor equipment and electronic components detracted from performance as these sectors saw positive returns.

Stock selection also contributed to performance, particularly within data processing & outsourced services, internet software & services and application software segments, where the Portfolio held overweight positions Square Inc. (1.15%), Shopify Inc. (0.84%), Alibaba Group Holding Ltd., Momo Inc. (0.74%) and Ringcentral Inc. (0.70%). Other top contributors to Portfolio performance were overweight position in Wayfair Inc. (1.17%) and Mobileye NV (“MBLY”). MBLY, which develops computer vision and machine learning technology, entered into a definitive acquisition agreement with Intel Corporation in March 2017. Alibaba (2.82%), the leading technology company in China, revised its revenue guidance upward to 45-49% year-over-year growth, implying accelerated organic growth for core commerce during the 2018 fiscal year. Alibaba attributed this positive revision to Taobao’s personalized marketing, Tmall Supermarket and the incremental contribution from new retail related initiatives.

Top detractors from Portfolio performance versus the benchmark were underweight to Facebook (3.15%), which outperformed, and overweight to Akamai Technologies, Inc., Acacia Communications, Inc. (0.40%), F5 Networks, Inc. (0.82%) and Yelp Inc. (0.46%), each of which underperformed. Akamai Technologies, Inc. (0.76%), which provides cloud services, has seen its growth in the media business decline since 2015, as customers such as Apple, Facebook and Microsoft Corporation (“Microsoft”) have started serving more of their traffic in house.

How was the Portfolio positioned at period end?

The Portfolio was positioned towards the themes of e-commerce (17%), software as a service (16%), and digital payments (15%), which displayed attractive value, quality, growth and momentum characteristics. Top segments for the Portfolio include online retailers (9%), enterprise applications (8%), social networking (8%), card networks (6%) and search and web portals (5%). Top holdings for the Portfolio include Facebook (3.15%), Amazon (3.10%), Google (2.98%) and Alibaba (2.82%).

Facebook and Google are two leading technology companies that traditionally generate most of their revenues from advertising – one through a social networking platform and the other through a search portal. Facebook and Google continue to garner the lion’s share of revenue growth in the online advertising market. Facebook has made a remarkable transition to mobile with a variety of products and services on its core Facebook platform, Facebook messaging and Instagram. With over a billion users, Motif expects Facebook to maintain its dominant positioning and venture into other complementary products to spur future growth. Amazon has become the go-to marketplace for consumers, while its cloud business has revolutionized the cloud computing world, separating itself from peers such as Microsoft and Google. Alibaba is engaged in online and mobile commerce through offering of products, services and technology that enable merchants, brands and other businesses to transform the way they market, sell and operate in China and internationally. Its business consists of core commerce, cloud computing, mobile media and entertainment, and other innovation initiatives.

Global Atlantic Motif Technological Innovations Portfolio
Portfolio Review (Continued)
June 30, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2017 as compared to its benchmark:

	Six	Performance
	Months	Since Inception**
Global Atlantic Motif Technological Innovations Portfolio
Class II	25.45%	24.70%
Russell 3000 Technology Index (Total Return)	15.36%	22.90%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.01% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is July 29, 2016. Total returns for periods of less than one year are not annualized.

The Russell 3000 Technology Index (Total Return) is a capitalization-weighted index measuring the performance of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	99.7%
Money Market Fund	0.4%
Other Assets Less Liabilities - Net	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2017.

Global Atlantic PIMCO Tactical Allocation Portfolio
Portfolio Review
June 30, 2017 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The Portfolio is sub-advised by Pacific Investment Management Company LLC (“PIMCO”).

How did the Portfolio perform during the period?

During the first six months of 2017, the Portfolio outperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 7.00% compared to a benchmark return of 6.18%, a difference of 82 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

The beginning of 2017 was marked by surging optimism among U.S. businesses and consumers, along with solid fundamentals that helped bolster risk appetites. Optimism continued into the period, even amid geopolitical surprises and concerns regarding the new U.S. presidential administration’s ability to fulfill its pro-growth agenda. In addition, volatility, as measured by the CBOE Volatility Index (“VIX”), remained relatively low, which prompted the Portfolio to maintain its maximum equity exposure for the majority of the period. Although this was positive for absolute and relative performance as equities rallied globally, the Portfolio’s lack of exposure to emerging market equities modestly offset relative gains.

The Portfolio’s investment in S&P 500 put options, which were used to hedge against equity market shocks, was negative for performance as U.S. equities ended the period higher. The Portfolio’s fixed income allocations were modestly positive relative to its benchmark. Duration and yield curve positioning, partially facilitated through the use of futures, was positive for relative performance. Within spread sectors, agency and non-agency mortgage-backed securities were additive; however, an underweight to investment grade corporate credit and an allocation to TIPS detracted as spreads narrowed and breakeven levels fell. A tactical short to a basket of emerging market Asian currencies detracted, as those currencies appreciated versus the dollar.

How was the Portfolio positioned at period end?

At period end, the Portfolio remained overweight equities relative to the benchmark amid subdued volatility. Within equities, the Portfolio was overweight U.S. large cap, equal weight international developed, and underweight emerging markets. Within fixed income, the Portfolio is underweight duration overall; however, PIMCO has a preference for U.S. duration against rate exposure in other developed regions, including the U.K. and Eurozone. The Portfolio continues to emphasize diversified sources of spread through an allocation to TIPS and non- agency mortgages as well as selection within agency mortgage-backed securities and corporate credit. Last, PIMCO continues to maintain the Portfolio’s long-dollar positioning, but the composition of relative value exposures may change tactically.

Global Atlantic PIMCO Tactical Allocation Portfolio
Portfolio Review (Continued)
June 30, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2017 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic PIMCO Tactical Allocation Portfolio
Class II	7.00%	8.21%	2.61%
S&P Target Risk® Moderate Index (Total Return)	6.18%	7.45%	3.79%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.20% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is April 30, 2015.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
U.S. Treasury Securities	30.1%
Exchange Traded Equity Funds	30.0%
Mortgage Backed Securities	24.4%
Short-Term Investments	17.5%
Corporate Bonds	11.5%
Asset Backed Securities	3.6%
Collateralized Mortgage Obligations	3.5%
Purchased Options on Indices	1.0%
Commercial Mortgage Backed Securities	0.9%
Municipal Bond	0.1%
Purchased Options on Futures	0.0	% ^
Other Assets Less Liabilities - Net	(22.6)%
	100.00%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2017.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^	Represents less than (0.05)%.

Global Atlantic Select Advisor Managed Risk Portfolio
Portfolio Review
June 30, 2017 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wilshire Associates Incorporated (“Wilshire”), while the managed risk component is sub-advised by Milliman Financial Risk Management, LLC.

How did the Portfolio perform during the period?

During the first six months of 2017, the Portfolio outperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 7.34% compared to a benchmark return of 6.18%, a difference of 116 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio was overweight equities versus fixed income during the period, which contributed to performance. Within equities, the Portfolio was materially underweight international equities versus the benchmark during the period, which weighed on results as international and emerging markets equities performed exceptionally well. Over the period, the MSCI EAFE Index returned 13.81% and the MSCI Emerging Markets Index, returned 18.43%, while domestic equities, as represented by the S&P 500 Index returned 9.34%.

The Portfolio’s strongest performing underlying security was the iShares Core MSCI Emerging Markets ETF, which returned 18.74% during the period as emerging markets equities outpaced other asset classes due to a combination of currency appreciation, improved economic growth and outlook, and improved political stability. From a fixed income perspective, the Portfolio was underweight duration during the period, which was a drag on performance as longer dated treasury yields declined. Underlying fund and security selection contributed to performance during the period, led by the Putnam VT Equity Income Fund, which posted a return of 8.21% versus 4.66% for the Russell 1000 Value TR Index. Of the Portfolio’s nine actively-managed underlying funds, only three funds underperformed their respective benchmarks during the period.

From a managed risk perspective, the Portfolio had a minimal hedge position in place for most of 2017 due to the relatively calm nature of the market. Volatility has been low, with the CBOE Volatility Index (“VIX”) hovering around 10 or 11 for most of the year. The VIX did not close above 16 for a single day during the period. In contrast, the VIX spiked above 20 on five occasions in 2016 (January, February, June, September, and November), which resulted in more meaningful hedge positions during that timeframe.

How was the Portfolio positioned at period end?

At period end, the Portfolio remains overweight equities. Within equities, the Portfolio remains underweight foreign equities. Improvements in the Purchasing Managers’ Index show positive sentiment across most major markets. Although this typically bodes well for the foreign equities, and foreign equities substantially outpaced domestic equities during the period, foreign equities continue to lag domestic equities over the longer term. Since the equity market nadir in 2009, the S&P 500 has returned 258% while foreign equities, as measured by the MSCI ACWI ex-U.S. index, has returned 106%. Given the improving economic and political outlook in Europe, Wilshire has begun to increase the allocation to foreign equities.

In recent months, Wilshire has been reducing the duration of the Portfolio, which is partially due to its concerns with the level of duration present within core fixed income indexes, rather than concerns that interest rates are poised to rise rapidly. From 1989 through 2011, the average modified adjusted duration of the Bloomberg Barclays US Aggregate Bond Index was 4.55 years, but the index duration is nearly 6 years today. Therefore, even with an underweight duration stance, Wilshire believes that the Portfolio is likely to have a similar level of interest rate risk as has historically existed within the index.

Global Atlantic Select Advisor Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2017 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Years	Since Inception**
Global Atlantic Select Advisor Managed Risk Portfolio
Class II	7.34%	10.22%	3.92%	5.17%
S&P Target Risk® Moderate Index (Total Return)	6.18%	7.45%	3.55%	4.60%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Prior to October 1, 2016, the Capital Appreciation and Income Component of the Portfolio was managed by the Adviser without the use of a sub-adviser. The performance prior to that date is attributable to the Adviser’s asset allocation decisions. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.21% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Equity Funds	59.0%
Variable Insurance Trusts - Debt Fund	19.0%
Exchange Traded Debt Funds	8.6%
Exchange Traded Equity Funds	8.6%
Money Market Fund	4.8%
Other Assets Less Liabilities - Net	(0.0	)% ^
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2017.

^	Represents less than 0.05%

Global Atlantic Wellington Research Managed Risk Portfolio
Portfolio Review
June 30, 2017 (Unaudited)

Investment Objective

The Portfolio seeks to provide capital appreciation and income while seeking to manage volatility.

Management Review

The capital appreciation and income component is sub-advised by Wellington Management Company LLP (“Wellington”) while the managed risk component is sub-advised by Milliman Financial Risk Management, LLC.

How did the Portfolio perform during the period?

During the first six months of 2017, the Portfolio outperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 7.87% compared to a benchmark return of 6.18%, a difference of 169 basis points. The following discussion of relative performance pertains to this benchmark unless otherwise noted.

What factors and allocation decisions influenced the Portfolio’s performance?

An overweight to equities relative to the benchmark contributed positively to performance during the period. During the period, the equity portion of the Portfolio outperformed the S&P 500 Index (gross of fees). Outperformance was primarily driven by security selection within the information technology (“IT”), industrials, and consumer discretionary sectors. Relative returns within the information technology sector were particularly bolstered by stock selection within communications equipment and IT services sub-sectors. Positive results were partially offset by weaker stock selection within the energy sector where oil and gas companies detracted from relative performance.

In the equity portion of the Portfolio, exposure to Wayfair Inc. (“Wayfair”) (0.47%) (consumer discretionary) and Arista Networks (“Arista”) (0.47%) (IT) contributed to positive relative results. Wayfair, an online home furnishings specialist reported strong results for the first quarter of 2017, which sent the stock price up. Wayfair revealed that quarterly revenue has climbed 30% to nearly $1 billion as the company continues to take share in the North American home category segment. Arista, a cloud networking solutions provider, was another top relative contributor after the company reported consecutive higher-than-expected quarterly results, which demonstrated that customers are adopting Arista’s cloud networking services at an unprecedented rate. In addition to the contributors mentioned above, being underweight in benchmark constituent, Exxon Mobil Corporation (0.22%) (energy), which had weak performance during the period, and not holding Verizon (telecommunication services) or AT&T (telecommunication services) contributed to relative performance.

Top detractors from relative performance of the equity portion of the Portfolio during the period included Newfield Exploration Company (“Newfield Exploration”), an oil and gas exploration and production company and Advance Auto Parts, Inc. (0.34%) (consumer discretionary), an auto aftermarket retailer. Newfield Exploration’s stock price declined as the market reacted negatively to conservative guidance from company management in the beginning of the period and faced headwinds as oil prices trended lower. Advance Auto Parts, Inc.’s stock was down during the period as the automotive aftermarket industry was weighed down by demand headwinds following a record warm winter. Diversified bank, Capital One (0.65%) (financials), was another relative detractor after the company reported lower-than-expected results due to a fall in non-interest income, an increase in provisions, and rising expenses.

The fixed income portion of the Portfolio outperformed the Bloomberg Barclays US Aggregate Bond Index (gross of fees) during the period. Stock selection and sector allocation both contributed to relative outperformance. An overweight allocation to, and stock selection within, financials, as well as security selection within industrials was the strongest contributor to relative results. Stock selection within mortgage-backed security (“MBS”) pass-throughs also contributed to performance. Overweight positioning to asset-backed securities (“ABS”), particularly the Portfolio’s out-of-benchmark position in collateralized loan obligations (“CLOs”), also contributed positively. The Portfolio’s inflation breakevens positioning, through an allocation to TIPS, detracted from results. On average, during the period, the fixed income portion of the Portfolio was positioned with a modestly short duration bias, which detracted modestly from relative results.

From a managed risk perspective, the Portfolio had a minimal hedge position in place for most of 2017 due to the relatively calm nature of the market. Volatility has been low, with the CBOE Volatility Index (“VIX”) hovering around 10 or 11 for most of the year. The VIX did not close above 16 for a single day during the period. In contrast, the VIX spiked above 20 on five occasions in 2016 (January, February, June, September, and November), which resulted in more meaningful hedge positions during that timeframe.

How was the Portfolio positioned at period end?

The equity portion of the Portfolio is generally industry-neutral and is designed to add value through fundamental, bottom-up security analysis. The equity Portfolio consists of multiple sub-portfolios, each of which is actively managed by one or more of Wellington’s global industry analysts. The allocation of assets to each sub-portfolio corresponds to the relative weight of the analysts’ coverage universe within the S&P 500 Index. However, within an industry, an analyst’s stock selection may result in an overweight or underweight to certain sub-industries in his or her coverage area.

At the end of the period, the fixed income portion of the Portfolio was positioned with a modestly short duration posture. The Portfolio continues to be moderately pro-cyclically positioned in credit markets. Within spread sectors, the Portfolio is positioned with an overweight to ABS, increasing the CLOs position, and commercial mortgage-backed securities, as Wellington believes the consumer should benefit from the expected steady growth rate of the U.S. economy and a stable housing market. Additionally, the Portfolio ended the period overweight taxable municipals, which Wellington believes offer diversification benefits, and overweight corporate bonds, favoring financials. The Portfolio maintained a neutral to underweight positioning in agency MBS pass-throughs due to valuation as Wellington expects modest interest rate volatility.

Global Atlantic Wellington Research Managed Risk Portfolio
Portfolio Review (Continued)
June 30, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2017 as compared to its benchmark:

			Annualized
	Six	One	Three	Performance
	Months	Year	Years	Since Inception**
Global Atlantic Wellington Research Managed Risk Portfolio
Class II	7.87%	11.15%	5.78%	7.02%
S&P Target Risk® Moderate Index (Total Return)	6.18%	7.45%	3.55%	4.60%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns would have been lower absent fee waivers by the Adviser. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses, after fee waiver and/or reimbursement, were 1.21% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is October 31, 2013.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Common Stocks	61.6%
Corporate Bonds	12.5%
Mortgage Backed Securities	8.1%
Money Market Fund	7.9%
U.S. Treasury Securities	5.4%
Asset Backed Securities	3.9%
Exchange Traded Equity Fund	1.7%
Commercial Mortgage Backed Securities	1.2%
Municipal Securities	1.2%
Collateralized Mortgage Obligations	0.1%
Preferred Stock	0.0	% ^
Other Assets Less Liabilities - Net	(3.6)%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2017.

Derivative exposure is included in “Other Assets Less Liabilities - Net”.

^	Represents less than 0.05%

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Portfolio Review
June 30, 2017 (Unaudited)

Investment Objective

The Portfolio seeks to provide current income and long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

During the first six months of 2017, the Portfolio underperformed its reference benchmark, the S&P Target Risk Moderate Index. The Portfolio posted a return of 4.98% compared to a benchmark return of 6.18%, a difference of -120 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio was underweight equities versus fixed income during the period, which meaningfully detracted from performance. Within equities, the Portfolio was materially underweight international equities versus the benchmark during the period, which weighed on results as international and emerging markets equities performed exceptionally well. Over the period, the MSCI EAFE Index returned 13.81% and the MSCI Emerging Markets Index returned 18.43%, while domestic equities, as represented by the S&P 500 Index, returned 9.34%. From a fixed income perspective, while the domestic bonds, represented in the Portfolio by the Barclays U.S. Universal Index, had returns of 2.63% during the period, those results substantially lagged equity returns.

Also from a fixed income perspective, the Portfolio was underweight duration during the period, which was a drag on performance as longer dated treasury yields declined. Despite the Portfolio having a nearly 44% average allocation to passive investment options, manager and fund selection contributed to performance, led by the MFS Growth Series, which posted a return of 17.26% versus 13.99% for its benchmark the Russell 1000 Growth TR Index. Of the Portfolio’s eight actively-managed underlying funds, only two underperformed their respective benchmarks during the period.

The Portfolio’s strongest performing underlying security was the iShares Core MSCI Emerging Markets ETF, which returned 18.74% during the period as emerging markets equities outpaced other asset classes due to a combination of currency appreciation, improved economic growth and outlook, and improved political stability. The worst performing underlying security was the iShares 1-3 Year Credit Bond ETF which returned 1.02%. The low duration of that allocation limited the ability of the exchange-traded fund to generate stronger results even as credit spreads narrowed.

How was the Portfolio positioned at period end?

At period end, the Portfolio continues to be conservatively allocated relative to the benchmark, with a smaller allocation to international equities and a larger allocation to fixed income. Improvements in the global Purchasing Managers’ Index show positive sentiment across most major markets. Although this typically bodes well for foreign equities, and foreign equities substantially outpaced domestic equities during the period, foreign equities continue to lag domestic equities over the longer term. Since the equity market nadir in 2009, the S&P 500 has returned 258% while foreign equities, as measured by the MSCI ACWI ex-U.S. index, has returned 106%. Given the improving economic and political outlook in Europe, Wilshire has begun to increase the Portfolio’s allocation to foreign equities.

In recent months, Wilshire has been reducing the duration of the Portfolio, which is partially due to its concerns with the level of duration present within core fixed income indexes, rather than concerns that interest rates are poised to rise rapidly. From 1989 through 2011, the average modified adjusted duration of the Bloomberg Barclays US Aggregate Bond Index was 4.55 years, but the index duration is nearly 6 years today. Therefore, even with an underweight duration stance, Wilshire believes that the Portfolio is likely to have a similar level of interest rate risk as has historically existed within the index.

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Portfolio Review (Continued)
June 30, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2017 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
Class II	4.98%	6.53%	6.46%
S&P Target Risk® Moderate Index (Total Return)	6.18%	7.45%	7.68%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.12% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is April 29, 2016.

The S&P Target Risk® Moderate Index (Total Return) provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Variable Insurance Trusts - Debt Funds	38.4%
Exchange Traded Debt Funds	26.7%
Exchange Traded Equity Funds	17.9%
Variable Insurance Trusts - Equity Funds	15.8%
Money Market Fund	1.2%
Other Assets Less Liabilities - Net	0.0	% ^
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2017.

^	Represents less than 0.05%

Global Atlantic Wilshire Dynamic Global Allocation Portfolio
Portfolio Review
June 30, 2017 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation and current income.

Management Review

The Portfolio is sub-advised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

During the first six months of 2017, the Portfolio underperformed its reference benchmark, the S&P Target Risk Growth Index. The Portfolio posted a return of 6.79% compared to a benchmark return of 8.13%, a difference of -134 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio was underweight equities versus fixed income during the period, which meaningfully detracted from performance. Within equities, the Portfolio was modestly underweight international equities versus the benchmark during period, which weighed on results as international and emerging markets equities performed exceptionally well. Over the period, the MSCI EAFE Index returned 13.81% and the MSCI Emerging Markets Index returned 18.43%, while domestic equities, as represented by the S&P 500 Index, returned 9.34%. From a fixed income perspective, while the domestic bonds, represented in the Portfolio by the Barclays U.S. Universal Index, had returns of 2.63% during the period, those results substantially lagged equity returns.

Also from a fixed income perspective, the Portfolio was underweight duration during the period, which was a drag on performance as longer dated treasury yields declined. Despite the Portfolio having a nearly 45% average allocation to passive investment options, manager and fund selection contributed to performance, led by the MFS Growth Series, which posted a return of 17.26% versus 13.99% for its benchmark the Russell 1000 Growth TR Index. Of the Portfolio’s nine actively-managed underlying funds, only two underperformed their respective benchmarks during the period.

The Portfolio’s strongest performing underlying security was the iShares Core MSCI Emerging Markets ETF, which returned 18.74% during the period as emerging markets equities outpaced other asset classes due to a combination of currency appreciation, improved economic growth and outlook, and improved political stability. The worst performing underlying security was the iShares 1-3 Year Credit Bond ETF which returned 1.02%. The low duration of that allocation limited the ability of the exchange-traded fund to generate stronger results even as credit spreads narrowed.

How was the Portfolio positioned at period end?

At period end, the Portfolio continues to be conservatively allocated relative to the benchmark, with a material overweight to fixed income. The Portfolio is substantially underweight domestic equities relative to the benchmark and modestly underweight foreign equities. Improvements in the global Purchasing Managers’ Index show positive sentiment across most major markets. Although this typically bodes well for foreign equities, and foreign equities substantially outpaced domestic equities during the period, foreign equities continue to lag domestic equities over the longer term. Since the equity market nadir in 2009, the S&P 500 has returned 258% while foreign equities, as measured by the MSCI ACWI ex-U.S. index, has returned 106%. Given the improving economic and political outlook in Europe, Wilshire has begun to increase the Portfolio’s allocation to foreign equities.

In recent months, Wilshire has been reducing the duration of the Portfolio in recent months, which is partially due to its concerns with the level of duration present in core fixed income indexes, rather than concerns that interest rates are poised to rise rapidly. From 1989 through 2011, the average modified adjusted duration of the Bloomberg Barclays US Aggregate Bond Index was 4.55 years, but the index duration is nearly 6 years today. Therefore, even with an underweight duration stance, Wilshire believes that the Portfolio is likely to have a similar level of interest rate risk as has historically existed within the index.

Global Atlantic Wilshire Dynamic Global Allocation Portfolio
Portfolio Review (Continued)
June 30, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2017 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Wilshire Dynamic Global Allocation Portfolio
Class II	6.79%	9.55%	8.57%
S&P Target Risk® Growth Index (Total Return)	8.13%	11.39%	10.69%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.16% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is April 29, 2016.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	31.9%
Exchange Traded Debt Funds	26.9%
Variable Insurance Trusts - Debt Funds	20.5%
Variable Insurance Trusts - Equity Funds	19.7%
Money Market Fund	1.0%
Other Assets Less Liabilities - Net	0.0	% ^
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2017.

^	Represents less than 0.05%

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
Portfolio Review
June 30, 2017 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation.

Management Review

The Portfolio is sub-advised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

During the first six months of 2017, the Portfolio underperformed its reference benchmark, the S&P Target Risk Aggressive Index. The Portfolio posted a return of 7.83% compared to a benchmark return of 10.05%, a difference of -222 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio was underweight equities versus fixed income during the period, which meaningfully detracted from performance. Within equities, the Portfolio was materially underweight international equities versus the benchmark during the period, which weighed on results as international and emerging markets equities performed exceptionally well. Over the period, the MSCI EAFE Index returned 13.81% and the MSCI Emerging Markets Index returned 18.43%, while domestic equities, as represented by the S&P 500 Index, returned 9.34%. From a fixed income perspective, while the domestic bonds, represented in the Portfolio by the Barclays U.S. Universal Index, had returns of 2.63% during the period, those results substantially lagged equity returns.

Also from a fixed income perspective, the Portfolio was underweight duration during the period, which was a drag on performance as longer dated treasury yields declined. Despite the Portfolio having a nearly 45% average allocation to passive investment options, manager and fund selection contributed to performance, led by the MFS Growth Series, which posted a return of 17.26% versus 13.99% for its benchmark the Russell 1000 Growth TR Index. Of the Portfolio’s eight actively-managed underlying funds, only two underperformed their respective benchmarks during the period.

The Portfolio’s strongest performing underlying security was the iShares Core MSCI Emerging Markets ETF, which returned 18.74% during the period as emerging markets equities outpaced other asset classes due to a combination of currency appreciation, improved economic growth and outlook, and improved political stability. The worst performing underlying security was the iShares 1-3 Year Credit Bond ETF which returned 1.02%. The low duration of that allocation limited the ability of the exchange-traded fund to generate stronger results even as credit spreads narrowed.

How was the Portfolio positioned at period end?

At period end, the Portfolio continues to be conservatively allocated relative to the benchmark, with a smaller allocation to international equities and a larger allocation to fixed income. Improvements in the global Purchasing Managers’ Index show positive sentiment across most major markets. Although this typically bodes well for foreign equities, and foreign equities substantially outpaced domestic equities during the period, foreign equities continue to lag domestic equities over the longer term. Since the equity market nadir in 2009, the S&P 500 has returned 258% while foreign equities, as measured by the MSCI ACWI ex-U.S. index, has returned 106%. Given the improving economic and political outlook in Europe, Wilshire has begun to increase the Portfolio’s allocation to foreign equities.

In recent months, Wilshire has been reducing the duration of the Portfolio in recent months, which is partially due to its concerns with the level of duration present in core fixed income indexes, rather than concerns that interest rates are poised to rise rapidly. From 1989 through 2011, the average modified adjusted duration of the Bloomberg Barclays US Aggregate Bond Index was 4.55 years, but the index duration is nearly 6 years today. Therefore, even with an underweight duration stance, Wilshire believes that the Portfolio is likely to have a similar level of interest rate risk as has historically existed within the index.

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
Portfolio Review (Continued)
June 30, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2017 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
Class II	7.83%	12.67%	10.93%
S&P Target Risk® Aggressive Index (Total Return)	10.05%	15.37%	13.69%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.13% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is April 29, 2016.

The S&P Target Risk® Aggressive Index (Total Return) emphasizes exposure to equities, while also providing limited fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	38.8%
Variable Insurance Trusts - Equity Funds	30.7%
Variable Insurance Trusts - Debt Funds	16.0%
Exchange Traded Debt Fund	13.9%
Money Market Fund	0.6%
Other Assets Less Liabilities - Net	(0.0	)% ^
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2017.

^	Represents less than 0.05%

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio
Portfolio Review
June 30, 2017 (Unaudited)

Investment Objective

The Portfolio seeks to provide long-term capital appreciation and current income.

Management Review

The Portfolio is sub-advised by Wilshire Associates Incorporated (“Wilshire”).

How did the Portfolio perform during the period?

During the first six months of 2017, the Portfolio underperformed its reference benchmark, the S&P Target Risk Growth Index. The Portfolio posted a return of 6.39% compared to a benchmark return of 8.13%, a difference of -174 basis points. The following discussion of relative performance pertains to this benchmark.

What factors and allocation decisions influenced the Portfolio’s performance?

The Portfolio was underweight equities versus fixed income during the period, which meaningfully detracted from performance. Within equities, the Portfolio was materially underweight international equities versus the benchmark during the period, which weighed on results as international and emerging markets equities performed exceptionally well . Over the period, the MSCI EAFE Index returned 13.81% and the MSCI Emerging Markets Index returned 18.43%, while domestic equities, as represented by the S&P 500 Index, returned 9.34%. From a fixed income perspective, while the domestic bonds, represented in the Portfolio by the Barclays U.S. Universal Index, had returns of 2.63% during the period, those results substantially lagged equity returns.

Also from a fixed income perspective, the Portfolio was underweight duration during the period, which was a drag on performance as longer dated treasury yields declined. Despite the Portfolio having a nearly 45% average allocation to passive investment options, manager and fund selection contributed to performance, led by the MFS Growth Series, which posted a return of 17.26% versus 13.99% for its benchmark the Russell 1000 Growth TR Index. Of the Portfolio’s eight actively-managed underlying funds, only two underperformed their respective benchmarks during the period.

The Portfolio’s strongest performing underlying security was the iShares Core MSCI Emerging Markets ETF, which returned 18.74% during the period as emerging markets equities outpaced other asset classes due to a combination of currency appreciation, improved economic growth and outlook, and improved political stability. The worst performing underlying security was the iShares 1-3 Year Credit Bond ETF which returned 1.02%. The low duration of that allocation limited the ability of the exchange-traded fund to generate stronger results even as credit spreads narrowed.

How was the Portfolio positioned at period end?

At period end, the Portfolio continues to be conservatively allocated relative to the benchmark, with a smaller allocation to international equities and a larger allocation to fixed income. Improvements in the global Purchasing Managers’ Index show positive sentiment across most major markets. Although this typically bodes well for the foreign equities, and foreign equities substantially outpaced domestic equities during the period, foreign equities continue to lag domestic equities over the longer term. Since the equity market nadir in 2009, the S&P 500 has returned 258% while foreign equities, as measured by the MSCI ACWI ex-U.S. index, has returned 106%. Given the improving economic and political outlook in Europe, Wilshire has begun to increase the Portfolio’s allocation to foreign equities.

In recent months, Wilshire has been reducing the duration of the Portfolio, which is partially due to its concerns with the level of duration present within core fixed income indexes, rather than concerns that interest rates are poised to rise rapidly. From 1989 through 2011, the average modified adjusted duration of the Bloomberg Barclays US Aggregate Bond Index was 4.55 years, but the index duration is nearly 6 years today. Therefore, even with an underweight duration stance, Wilshire believes that the Portfolio is likely to have a similar level of interest rate risk as has historically existed within the index.

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio
Portfolio Review (Continued)
June 30, 2017 (Unaudited)

The Portfolio’s performance figures* for the periods ended June 30, 2017 as compared to its benchmark:

			Annualized
	Six	One	Performance
	Months	Year	Since Inception**
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio
Class II	6.39%	9.24%	8.40%
S&P Target Risk® Growth Index (Total Return)	8.13%	11.39%	10.69%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. The Portfolio’s total annual operating expenses were 1.14% for Class II shares per the April 28, 2017 prospectus.

**	Commencement of operations is April 29, 2016.

The S&P Target Risk® Growth Index (Total Return) which offers increased exposure to equities, while also using some fixed income exposure to diversify risk. It is not possible to invest directly in an index.

Holdings by Asset Class	% of Net Assets
Exchange Traded Equity Funds	27.9%
Variable Insurance Trusts - Equity Funds	25.5%
Variable Insurance Trusts - Debt Funds	24.5%
Exchange Traded Debt Funds	20.5%
Money Market Fund	1.6%
Other Assets Less Liabilities - Net	(0.0	)% ^
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio’s holdings as of June 30, 2017.

^	Represents less than 0.05%

Global Atlantic American Funds® Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

Shares		Value
	VARIABLE INSURANCE TRUSTS - 95.1%
	DEBT FUNDS - 36.1%
5,214,123	American Funds Insurance Series - Bond Fund - Class I	$56,625,373
1,229,259	American Funds Insurance Series - Mortgage Fund - Class I	13,054,735
1,243,295	American Funds Insurance Series - High-Income Bond Fund - Class I	13,079,463
		82,759,571
	EQUITY FUNDS - 59.0%
2,222,787	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class I	30,541,091
1,485,961	American Funds Insurance Series - Global Growth and Income Fund - Class I	21,769,326
288,221	American Funds Insurance Series - Global Small Capitalization Fund - Class I	6,554,156
342,116	American Funds Insurance Series - Growth Fund - Class I	23,975,475
861,625	American Funds Insurance Series - Growth-Income Fund - Class I	39,264,273
442,168	American Funds Insurance Series - International Fund - Class I	8,697,441
193,254	American Funds Insurance Series - New World Fund - Class I	4,359,821
		135,161,583
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $210,744,380)	217,921,154

	SHORT-TERM INVESTMENT - 4.7%
	MONEY MARKET FUND - 4.7%
10,718,995	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.81% (a)(Cost - $10,718,995)	10,718,995

	TOTAL INVESTMENTS - 99.8% (Cost - $221,463,375)(b)	$228,640,149
	OTHER ASSETS LESS LIABILITIES - NET - 0.2%	479,217
	TOTAL NET ASSETS - 100.0%	$229,119,366

(a)	Money market rate shown represents the rate at June 30, 2017.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $225,211,254 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$4,042,773
Unrealized Depreciation:	(613,878)
Net Unrealized Appreciation:	$3,428,895

See accompanying notes to financial statements.

Global Atlantic Balanced Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 95.1%
	DEBT FUNDS - 44.3%
231,651	iShares Core U.S. Aggregate Bond ETF	$25,368,101
25,240	iShares 1-3 Year Treasury Bond ETF	2,132,527
8,960	iShares JP Morgan USD Emerging Markets Bond ETF	1,024,665
13,899	iShares iBoxx $ High Yield Corporate Bond ETF	1,228,533
47,898	iShares US Credit Bond ETF	5,349,249
50,661	iShares 1-3 Year Credit Bond ETF	5,335,110
82,168	iShares US Treasury Bond ETF	2,075,564
		42,513,749
	EQUITY FUNDS - 50.8%
122,953	iShares Core MSCI EAFE ETF	7,486,608
21,165	iShares Core MSCI Emerging Markets ETF	1,059,097
112,234	iShares Core S&P 500 ETF	27,318,878
20,892	iShares Core S&P Mid-Cap ETF	3,634,163
24,028	iShares Core S&P Small-Cap ETF	1,684,603
70,835	iShares MSCI Eurozone ETF	2,856,421
34,355	iShares Russell 1000 ETF	4,647,201
		48,686,971
	TOTAL EXCHANGE TRADED FUNDS (Cost - $83,674,438)	91,200,720

	SHORT-TERM INVESTMENT - 5.0%
	MONEY MARKET FUND - 5.0%
4,776,315	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.81% (a)(Cost - $4,776,315)	4,776,315

	TOTAL INVESTMENTS - 100.1% (Cost - $88,450,753)(b)	$95,977,035
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(51,812)
	TOTAL NET ASSETS - 100.0%	$95,925,223

ETF	- Exchange Traded Fund

(a)	Money market rate shown represents the rate at June 30, 2017.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $88,704,371 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$7,587,489
Unrealized Depreciation:	(314,825)
Net Unrealized Appreciation:	$7,272,664

See accompanying notes to financial statements.

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

Shares		Value
	VARIABLE INSURANCE TRUST - 95.2%
	ASSET ALLOCATION FUND - 95.2%
15,969,575	BlackRock Global Allocation V.I. Fund - Class 1 (Cost - $268,398,444)	$266,851,593

	SHORT-TERM INVESTMENT - 4.9%
	MONEY MARKET FUND - 4.9%
13,891,261	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.39% (a)(Cost - $13,891,261)	13,891,261

	TOTAL INVESTMENTS - 100.1% (Cost - $282,289,705)(b)	$280,742,854
	OTHER ASSETS LESS LIABILITIES -NET - (0.1)%	(376,742)
	TOTAL NET ASSETS - 100.0%	$280,366,112

(a)	Money market rate shown represents the rate at June 30, 2017.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $283,660,717 and differs from fair value by net unrealized depreciation of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	(2,917,863)
Net Unrealized Depreciation:	$(2,917,863)

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

Shares		Value
	COMMON STOCKS - 68.6%
	AEROSPACE/DEFENSE - 4.1%
26,070	General Dynamics Corp.	$5,164,467
52,200	United Technologies Corp.	6,374,142
		11,538,609
	AGRICULTURE - 2.1%
61,260	Archer-Daniels-Midland Co.	2,534,939
46,700	Bunge Ltd.	3,483,820
		6,018,759
	APPAREL - 1.2%
58,940	Nike, Inc.	3,477,460

	BEVERAGES - 1.3%
32,200	PepsiCo, Inc.	3,718,778

	BUILDING MATERIALS - 1.3%
80,775	Johnson Controls International PLC	3,502,404

	CHEMICALS - 7.4%
41,300	Air Products & Chemicals, Inc.	5,908,378
78,200	Albemarle Corp.	8,253,228
45,650	Praxair, Inc.	6,050,907
15,350	Versum Materials, Inc.	498,875
		20,711,388
	COMMERCIAL SERVICES - 2.2%
21,600	Cintas Corp.	2,722,464
15,700	Ecolab, Inc.	2,084,175
20,400	Matthews International Corp. (The)	1,249,500
		6,056,139
	COMPUTERS - 2.1%
46,500	Accenture PLC	5,751,120

	COSMETICS/PERSONAL CARE - 2.5%
45,966	Colgate-Palmolive Co.	3,407,460
41,000	Procter & Gamble Co.	3,573,150
		6,980,610
	DISTRIBUTION/WHOLESALE - 0.5%
8,100	WW Grainger, Inc.	1,462,293

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Shares		Value
	DIVERSIFIED FINANCIAL SERVICES - 0.7%
21,690	Visa, Inc.	$2,034,088

	ELECTRONICS - 2.4%
49,860	Honeywell International, Inc.	6,645,839

	FOOD - 0.8%
23,860	McCormick & Co., Inc.	2,326,589

	HEALTHCARE-PRODUCTS - 9.5%
61,600	Abbott Laboratories	2,994,376
33,300	Becton Dickinson and Co.	6,497,163
27,300	DENTSPLY Sirona, Inc.	1,770,132
70,800	Medtronic PLC	6,283,500
47,300	Stryker Corp.	6,564,294
25,000	West Pharmaceutical Services, Inc.	2,363,000
		26,472,465
	HOME FURNISHINGS - 0.5%
24,600	Legget & Platt, Inc.	1,292,238

	INSURANCE - 1.4%
20,500	Aflac, Inc.	1,592,440
15,093	Chubb Ltd.	2,194,220
3,200	RLI Corp.	174,784
		3,961,444
	IRON/STEEL - 0.6%
30,210	Nucor Corp.	1,748,253

	MACHINERY-DIVERSIFIED - 2.3%
28,340	Roper Technologies, Inc.	6,561,560

	MEDIA - 1.5%
54,200	Comcast Corp.	2,109,464
36,740	John Wiley & Sons, Inc.	1,938,035
		4,047,499
	MISCELLANEOUS MANUFACTURING - 4.6%
22,180	Carlisle Cos., Inc.	2,115,972
41,900	Donaldson Co., Inc.	1,908,126
55,700	Dover Corp.	4,468,254
66,470	Pentair PLC	4,422,914
		12,915,266

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Shares		Value
	OIL & GAS - 1.5%
9,900	Chevron Corp.	$1,032,867
6,500	EOG Resources, Inc.	588,380
22,300	ExxonMobil Corp.	1,800,279
13,500	Occidental Petroleum Corp.	808,245
		4,229,771
	OIL & GAS SERVICES - 0.9%
38,000	Schlumberger Ltd.	2,501,920

	PHARMACEUTICALS - 3.3%
22,560	AbbVie, Inc.	1,635,826
40,400	Johnson & Johnson	5,344,516
16,800	Perrigo Co. PLC	1,268,736
26,900	Roche Holding AG (ADR)	855,420
		9,104,498
	RETAIL - 7.2%
24,490	CVS Health Corp.	1,970,465
52,690	Gap, Inc. (The)	1,158,653
20,570	McDonald’s Corp.	3,150,501
57,100	Ross Stores, Inc.	3,296,383
33,300	Target Corp.	1,741,257
23,900	Tiffany & Co.	2,243,493
28,900	Wal-Mart Stores, Inc.	2,187,152
35,870	Walgreens Boots Alliance, Inc.	2,808,980
23,000	Yum! Brands, Inc.	1,696,480
		20,253,364
	SEMICONDUCTORS - 3.5%
61,271	Analog Devices, Inc.	4,766,884
63,600	Texas Instruments, Inc.	4,892,748
		9,659,632
	SOFTWARE - 2.2%
89,410	Microsoft Corp.	6,163,031

	TRANSPORTATION - 1.0%
25,610	United Parcel Service, Inc.	2,832,210

	TOTAL COMMON STOCKS (Cost - $165,660,375)	191,967,227

See accompanying notes to financial statements.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Shares		Value
	MUTUAL FUND - 24.0%
	DEBT FUND - 24.0%
6,827,703	Franklin Templeton Total Return Fund - R6 Shares (Cost - $67,979,428)	$67,184,600

	SHORT-TERM INVESTMENT - 7.4%
	MONEY MARKET FUND - 7.4%
20,766,797	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.81% (a,b)(Cost - $20,766,797)	20,766,797

	TOTAL INVESTMENTS - 100.0% (Cost - $254,406,600)(c)	$279,918,624
	OTHER ASSETS LESS LIABILITIES - NET - 0.0%^	106,212
	TOTAL NET ASSETS - 100.0%	$280,024,836

*	Non-income producing security.

^	Represents less than 0.05%.

ADR - American Depositary Receipt

(a)	Money market rate shown represents the rate at June 30, 2017.

(b)	A portion of this security is segregated as collateral for futures contracts.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $254,593,262 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$31,397,641
Unrealized Depreciation:	(6,072,279)
Net Unrealized Appreciation:	$25,325,362

Contracts		Unrealized Depreciation
	SHORT FUTURES CONTRACTS
7	MSCI EAFE Index Mini Future September 2017
	(Underlying Face Amount at Value $661,360)	$(1,095)
3	MSCI Emerging Market E-Mini Future September 2017
	(Underlying Face Amount at Value $151,245)	(1,080)
	NET UNREALIZED DEPRECIATION ON SHORT FUTURES CONTRACTS	$(2,175)

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 29.8%
	DEBT FUNDS - 9.5%
26,657	iShares Short Maturity Bond ETF	$1,340,048
9,100	iShares Short Treasury Bond ETF	1,004,003
18,300	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	837,042
		3,181,093
	EQUITY FUNDS - 20.3%
6,936	iShares Core S&P 500 ETF	1,688,292
13,863	SPDR S&P 500 ETF Trust	3,352,074
7,637	Vanguard S&P 500 ETF	1,695,872
		6,736,238

	TOTAL EXCHANGE TRADED FUNDS (Cost $9,098,225)	9,917,331

Principal
Amount		Coupon Rate (%)	Maturity
	U.S. TREASURY NOTE - 36.0%
$12,180,000	United States Treasury Note (Cost $12,103,072)	2.00	8/15/2025	11,973,037

Contracts
	PURCHASED OPTIONS - 0.2%
47	Euro Stoxx 50 Index, August 2017, Put @ $3,200	12,410
47	Euro Stoxx 50 Index, September 2017, Put @ $3,100	13,187
13	FTSE 100 Index, August 2017, Put @ $6,700	3,546
13	FTSE 100 Index, September 2017, Put @ $6,600	4,939
27	S&P 500 Index, August 2017, Put @ $2,150	9,315
27	S&P 500 Index, September 2017, Put @ $2,175	21,600
	TOTAL PURCHASED OPTIONS (Cost - $69,240)	64,997

Shares
	SHORT-TERM INVESTMENTS - 32.1%
	MONEY MARKET FUND - 32.1%
10,659,124	Fidelity Institutional Money Market Funds - Government Portfolio, Institutional Class to yield 0.81% (a) (Cost - $10,659,124)	10,659,124

	TOTAL INVESTMENTS - 98.1% (Cost - $31,929,661)(b)	$32,614,489
	OTHER ASSETS LESS LIABILITIES - NET - 1.9%	642,070
	TOTAL NET ASSETS - 100.0%	$33,256,559

ETF - Exchange Traded Fund

(a)	Money market rate shown represents the rate at June 30, 2017.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $31,859,116 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$889,289
Unrealized Depreciation:	(140,034)
Net Unrealized Appreciation:	$749,255

See accompanying notes to financial statements.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
June 30, 2017

Contracts	Options Written	Value
53	S&P 500 Index, August 2017, Call @ $2,575	$1,987
95	Euro Stoxx 50 Index, August 2017, Call @ $3,700	3,033
26	FTSE 100 Index, August 2017, Call @ $7,800	1,098
	TOTAL OPTIONS WRITTEN (Premiums received - $6,568)	$6,118

Contracts		Unrealized Depreciation
	LONG FUTURES CONTRACTS
95	Euro Stoxx 50 Future September 2017
	(Underlying Face Amount at Value $3,259,450)	$(148,094)
26	FTSE 100 Index Future September 2017
	(Underlying Face Amount at Value $1,883,050)	(66,504)
52	S&P 500 E-Mini Future September 2017
	(Underlying Face Amount at Value $6,294,340)	(12,667)
	TOTAL UNREALIZED DEPRECIATION OF FUTURES CONTRACTS	$(227,265)

See accompanying notes to financial statements.

Global Atlantic Growth Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 95.2%
	DEBT FUNDS - 15.3%
85,222	iShares 1-3 Year Credit Bond ETF	$8,974,729
42,610	iShares 1-3 Year Treasury Bond ETF	3,600,119
390,753	iShares Core U.S. Aggregate Bond ETF	42,791,361
23,186	iShares iBoxx $ High Yield Corporate Bond ETF	2,049,410
15,139	iShares JP Morgan USD Emerging Markets Bond ETF	1,731,296
80,804	iShares US Credit Bond ETF	9,024,191
138,729	iShares US Treasury Bond ETF	3,504,294
		71,675,400
	EQUITY FUNDS - 79.9%
949,391	iShares Core MSCI EAFE ETF	57,808,418
161,703	iShares Core MSCI Emerging Markets ETF	8,091,618
850,772	iShares Core S&P 500 ETF	207,086,413
160,106	iShares Core S&P Mid-Cap ETF	27,850,439
183,740	iShares Core S&P Small-Cap ETF	12,882,011
550,211	iShares MSCI Eurozone ETF	22,187,259
275,504	iShares Russell 1000 ETF	37,267,426
		373,173,584

	TOTAL EXCHANGE TRADED FUNDS (Cost - $392,082,162)	444,848,984

	SHORT-TERM INVESTMENT - 5.2%
	MONEY MARKET FUND - 5.2%
24,066,403	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.81% (a) (Cost - $24,066,403)	24,066,403

	TOTAL INVESTMENTS - 100.4% (Cost - $416,148,565)(b)	$468,915,387
	OTHER ASSETS LESS LIABILITIES - NET - (0.4)%	(1,669,439)
	TOTAL NET ASSETS - 100.0%	$467,245,948

ETF - Exchange Traded Fund

(a)	Money market rate shown represents the rate at June 30, 2017.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $417,071,330 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$52,848,673
Unrealized Depreciation:	(1,004,616)
Net Unrealized Appreciation:	$51,844,057

See accompanying notes to financial statements.

Global Atlantic Moderate Growth Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 95.3%
	DEBT FUNDS - 30.0%
53,083	iShares 1-3 Year Credit Bond ETF	$5,590,171
26,418	iShares 1-3 Year Treasury Bond ETF	2,232,057
242,782	iShares Core U.S. Aggregate Bond ETF	26,587,057
14,679	iShares iBoxx $ High Yield Corporate Bond ETF	1,297,477
9,378	iShares JP Morgan USD Emerging Markets Bond ETF	1,072,468
50,195	iShares US Credit Bond ETF	5,605,778
86,190	iShares US Treasury Bond ETF	2,177,159
		44,562,167
	EQUITY FUNDS - 65.3%
248,462	iShares Core MSCI EAFE ETF	15,128,851
42,011	iShares Core MSCI Emerging Markets ETF	2,102,230
221,462	iShares Core S&P 500 ETF	53,906,065
41,803	iShares Core S&P Mid-Cap ETF	7,271,632
48,120	iShares Core S&P Small-Cap ETF	3,373,693
144,066	iShares MSCI Eurozone ETF	5,809,462
69,083	iShares Russell 1000 ETF	9,344,857
		96,936,790

	TOTAL EXCHANGE TRADED FUNDS (Cost - $127,752,931)	141,498,957

	SHORT-TERM INVESTMENT - 4.8%
	MONEY MARKET FUND - 4.8%
7,161,083	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.81% (a)(Cost - $7,161,083)	7,161,083

	TOTAL INVESTMENTS - 100.1% (Cost - $134,914,014)(b)	$148,660,040
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(95,015)
	TOTAL NET ASSETS - 100.0%	$148,565,025

ETF - Exchange Traded Fund

(a)	Money market rate shown represents the rate at June 30, 2017.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $135,655,990 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$13,827,213
Unrealized Depreciation:	(823,163)
Net Unrealized Appreciation:	$13,004,050

See accompanying notes to financial statements.

Global Atlantic Motif Aging of America Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

Shares		Value
	COMMON STOCKS - 99.3%
	BIOTECHNOLOGY - 24.6%
81	Aduro Biotech, Inc. *	$923
194	Amarin Corp. PLC (ADR) *	782
16	Amgen, Inc.	2,756
27	Celgene Corp. *	3,506
17	Cellectis SA (ADR) *	439
46	CytomX Therapeutics, Inc. *	713
56	Epizyme, Inc. *	846
48	Exact Sciences Corp. *	1,698
75	Exelixis, Inc. *	1,847
31	FibroGen, Inc. *	1,001
14	Five Prime Therapeutics, Inc. *	422
29	Foundation Medicine, Inc. *	1,153
25	Halozyme Therapeutics, Inc.*	321
132	ImmunoGen, Inc. *	939
16	Incyte Corp. *	2,015
22	Innoviva, Inc. *	282
45	Juno Therapeutics, Inc. *	1,345
9	Medicines Co. (The) *	342
203	Merrimack Pharmaceuticals, Inc.	252
37	Myriad Genetics, Inc. *	956
97	NeoGenomics, Inc. *	869
45	NewLink Genetics Corp. *	331
84	OncoMed Pharmaceuticals, Inc. *	280
26	Seattle Genetics, Inc. *	1,345
114	Spectrum Pharmaceuticals, Inc. *	849
9	United Therapeutics Corp. *	1,168
62	Veracyte, Inc. *	516
		27,896
	HEALTHCARE PRODUCTS - 19.2%
9	ABIOMED, Inc. *	1,290
111	Accuray, Inc. *	527
15	Advanced Accelerator Applications SA (ADR) *	586
31	AtriCure, Inc. *	752
20	BioTelemetry, Inc. *	669
48	Boston Scientific Corp. *	1,331
2	CR Bard, Inc.	632
19	Edwards Lifesciences Corp. *	2,247
103	Endologix, Inc. *	501

See accompanying notes to financial statements.

Global Atlantic Motif Aging of America Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Shares		Value
	HEALTHCARE PRODUCTS (Continued) - 19.2%
29	Genomic Health, Inc. *	$944
20	Globus Medical, Inc. *	663
10	Hologic, Inc. *	454
15	Insulet Corp. *	770
15	K2M Group Holdings, Inc. *	365
29	Lantheus Holdings, Inc. *	512
20	LeMaitre Vascular, Inc.	624
7	Medtronic PLC	621
24	Merit Medical Systems, Inc. *	916
69	Novocure Ltd. *	1,194
9	NuVasive, Inc. *	692
35	NxStage Medical, Inc. *	877
10	Orthofix International NV *	465
80	Rockwell Medical, Inc. *	634
3	Stryker Corp.	416
4	Varex Imaging Corp. *	135
18	Varian Medical Systems, Inc. *	1,857
18	Wright Medical Group NV *	495
4	Zimmer Biomet Holdings, Inc.	514
		21,683
	HEALTHCARE - SERVICES - 23.5%
37	Addus HomeCare Corp. *	1,376
3	Aetna, Inc.	455
30	Almost Family, Inc. *	1,849
39	Amedisys, Inc. *	2,450
35	American Renal Associates Holdings, Inc. *	649
191	Brookdale Senior Living, Inc. *	2,810
98	Capital Senior Living Corp. *	1,490
10	Chemed Corp.	2,045
12	DaVita, Inc. *	777
90	Ensign Group, Inc.	1,959
33	Fresenius Medical Care AG & Co. KGaA (ADR)	1,595
13	Humana, Inc.	3,128
62	Kindred Healthcare, Inc.	722
29	LHC Group, Inc. *	1,969
31	National HealthCare, Corp.	2,174
4	UnitedHealth Group Inc.	742
2	WellCare Health Plans, Inc. *	359
		26,549

See accompanying notes to financial statements.

Global Atlantic Motif Aging of America Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Shares		Value
	PHARMACEUTICALS - 12.9%
16	AbbVie, Inc.	$1,160
20	Agios Pharmaceuticals, Inc. *	1,029
85	Array BioPharma, Inc. *	711
48	AstraZeneca PLC (ADR)	1,636
27	Bristol-Myers Squibb Co.	1,505
18	Coherus Biosciences Inc.*	258
49	Corcept Therapeutics, Inc. *	578
13	DexCom, Inc. *	951
9	Eli Lilly & Co.	741
56	Insys Therapeutics, Inc. *	708
4	Johnson & Johnson	529
108	Keryx Biopharmaceuticals, Inc. *	781
42	MyoKardia, Inc. *	550
9	Novartis AG (ADR)	751
42	Novo Nordisk A/S (ADR)	1,801
8	Pfizer, Inc.	269
61	SciClone Pharmaceuticals, Inc. *	671
		14,629
	REAL ESTATE INVESTMENT TRUSTS - 19.1%
51	Care Capital Properties, Inc.	1,362
85	CareTrust REIT, Inc.	1,576
64	HCP, Inc.	2,045
23	LTC Properties, Inc.	1,182
15	National Health Investors, Inc.	1,188
123	New Senior Investment Group, Inc.	1,236
89	Omega Healthcare Investors, Inc.	2,939
59	Sabra Health Care REIT, Inc.	1,422
58	Senior Housing Properties Trust	1,186
41	Ventas, Inc.	2,849
62	Welltower, Inc.	4,641
		21,626

	TOTAL COMMON STOCKS (Cost - $101,033)	112,383
	SHORT-TERM INVESTMENT - 0.7%
	MONEY MARKET FUND - 0.7%

844	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.81% (a)(Cost - $844)	844

	TOTAL INVESTMENTS - 100.0% (Cost - $101,877)(b)	$113,227
	OTHER ASSETS LESS LIABILITIES - NET - (0.0)% ^	(29)
	TOTAL NET ASSETS - 100.0%	$113,198

See accompanying notes to financial statements.

Global Atlantic Motif Aging of America Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

*	Non-income producing security.

^	Represents less than 0.05%

(a)	Money market rate shown represents the rate at June 30, 2017.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $102,380 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$15,376
Unrealized Depreciation:	(4,529)
Net Unrealized Appreciation:	$10,847

See accompanying notes to financial statements.

Global Atlantic Motif Real Estate Trends Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

Shares		Value
	COMMON STOCKS - 98.9%
	HEALTHCARE SERVICES - 7.8%
16	Addus HomeCare Corp. *	$595
13	Almost Family, Inc. *	801
18	Amedisys, Inc. *	1,131
89	Brookdale Senior Living, Inc. *	1,309
41	Capital Senior Living Corp. *	624
4	Chemed Corp.	818
40	Ensign Group, Inc. (The)	871
13	LHC Group, Inc. *	883
10	National HealthCare Corp.	701
		7,733
	REAL ESTATE INVESTMENT TRUSTS - 91.1%
38	American Campus Communities, Inc.	1,797
22	American Tower Corp.	2,911
39	Apartment Investment & Management Co.	1,676
16	AvalonBay Communities, Inc.	3,075
52	Bluerock Residential Growth REIT, Inc.	670
16	Boston Properties, Inc.	1,968
24	Camden Property Trust	2,052
31	Care Capital Properties, Inc.	828
46	CareTrust REIT, Inc.	853
58	CBL & Associates Properties, Inc.	489
24	Columbia Property Trust, Inc.	537
16	CoreSite Realty Corp.	1,656
33	Crown Castle International Corp.	3,306
62	CubeSmart	1,491
31	CyrusOne, Inc.	1,728
14	DCT Industrial Trust, Inc.	748
22	Digital Realty Trust, Inc.	2,485
10	Douglas Emmett, Inc.	382
39	Duke Realty Corp.	1,090
30	DuPont Fabros Technology, Inc.	1,835
36	Education Realty Trust, Inc.	1,395
24	Empire State Realty Trust, Inc.	499
8	Equinix, Inc.	3,433
44	Equity Residential	2,897
10	Essex Property Trust, Inc.	2,573
27	Extra Space Storage, Inc.	2,106
109	GGP, Inc.	2,568
30	Gramercy Property Trust	891

See accompanying notes to financial statements.

Global Atlantic Motif Real Estate Trends Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 91.1% (Continued)
81	Independence Realty Trust, Inc.	$799
86	Investors Real Estate Trust	534
14	Kilroy Realty Corp.	1,052
17	Liberty Property Trust	692
18	Life Storage, Inc.	1,334
20	LTC Properties, Inc.	1,028
19	Macerich Co. (The)	1,103
15	Mack-Cali Realty Corp.	407
22	Mid-America Apartment Communities, Inc.	2,318
28	Monmouth Real Estate Investment Corp.	421
111	Monogram Residential Trust, Inc.	1,078
15	National Health Investors, Inc.	1,188
39	National Storage Affiliates Trust	901
77	New Senior Investment Group, Inc.	774
73	New York REIT, Inc.	631
31	NexPoint Residential Trust, Inc.	772
42	Omega Healthcare Investors, Inc.	1,387
91	Paramount Group, Inc.	1,456
35	Pennsylvania Real Estate Investment Trust	396
22	Preferred Apartment Communities, Inc.	347
40	Prologis, Inc.	2,346
14	Public Storage	2,919
26	QTS Realty Trust, Inc.	1,361
47	Quality Care Properties, Inc. *	861
30	Sabra Health Care REIT, Inc.	723
22	SBA Communications Corp. *	2,968
28	Senior Housing Properties Trust	572
12	Simon Property Group, Inc.	1,941
13	SL Green Realty Corp.	1,375
30	STAG Industrial, Inc.	828
17	Taubman Centers, Inc.	1,012
58	UDR, Inc.	2,260
22	Ventas, Inc.	1,529
11	Vornado Realty Trust	1,033
7	Washington Real Estate Investment Trust	223
29	Welltower, Inc.	2,171
		90,679

	TOTAL COMMON STOCKS (Cost - $100,402)	98,412

See accompanying notes to financial statements.

Global Atlantic Motif Real Estate Trends Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Shares		Value
	SHORT-TERM INVESTMENT - 0.9%
	MONEY MARKET FUND - 0.9%
845	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.81% (a)(Cost - $845)	$845

	TOTAL INVESTMENTS - 99.8% (Cost - $101,247)(b)	$99,257
	OTHER ASSETS LESS LIABILITIES - NET - 0.2%	219
	TOTAL NET ASSETS - 100.0%	$99,476

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Money market rate shown represents the rate at June 30, 2017.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $101,454 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$5,147
Unrealized Depreciation:	(7,344)
Net Unrealized Depreciation:	$(2,197)

See accompanying notes to financial statements.

Global Atlantic Motif Technological Innovations Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

Shares		Value
	COMMON STOCKS - 99.7%
	COMMERCIAL SERVICES - 8.2%
8	Cimpress NV *	$756
8	FleetCor Technologies, Inc. *	1,154
15	Global Payments, Inc.	1,355
16	Paylocity Holding Corp. *	723
36	PayPal Holdings, Inc. *	1,932
22	Ritchie Bros. Auctioneers, Inc.	632
61	Square, Inc. *	1,431
20	Total System Services, Inc.	1,165
18	Vantiv, Inc. *	1,140
		10,288
	COMPUTERS - 3.7%
13	Check Point Software Technologies Ltd. *	1,418
25	Fortinet, Inc. *	936
41	Nutanix, Inc. *	826
26	Teradata Corp. *	767
35	VeriFone Systems, Inc. *	633
		4,580
	DIVERSIFIED FINANCIAL SERVICES - 6.5%
18	American Express Co.	1,516
7	Ellie Mae, Inc. *	769
22	Mastercard, Inc.	2,672
33	Visa, Inc.	3,095
		8,052
	ELECTRONICS - 0.6%
43	Gentex Corp.	816

	INTERNET - 40.0%
25	Alibaba Group Holding Ltd. * (ADR)	3,523
4	Alphabet, Inc. *	3,719
4	Amazon.com, Inc. *	3,872
11	Baidu, Inc. * (ADR)	1,967
15	Criteo SA * (ADR)	736
28	Ctrip.com International Ltd. * (ADR)	1,508
41	eBay, Inc. *	1,432
10	Expedia, Inc.	1,490
8	F5 Networks, Inc. *	1,016
26	Facebook, Inc. *	3,926
52	FireEye, Inc. *	791
172	Groupon, Inc. *	661

See accompanying notes to financial statements.

Global Atlantic Motif Technological Innovations Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Shares		Value
	INTERNET - 40.0% (Continued)
55	JD.com, Inc. * (ADR)	$2,157
17	MakeMyTrip Ltd. *	570
12	Netflix, Inc. *	1,793
10	Palo Alto Networks, Inc. *	1,338
1	Priceline Group, Inc. (The) *	1,871
10	Proofpoint, Inc. *	868
24	RingCentral, Inc. *	877
12	Shopify, Inc. *	1,043
12	Shutterfly, Inc. *	570
10	SINA Corp. *	850
6	Stamps.com, Inc. *	929
44	Symantec Corp.	1,243
22	TripAdvisor, Inc. *	840
77	Twitter, Inc. *	1,376
70	Vipshop Holdings Ltd. * (ADR)	739
19	Wayfair, Inc. *	1,461
23	Weibo Corp. * (ADR)	1,529
9	Wix.com Ltd. *	626
42	Yandex NV *	1,102
19	Yelp, Inc. *	570
15	YY, Inc. * (ADR)	870
24	Zendesk, Inc. *	667
27	Zillow Group, Inc. *	1,319
		49,849
	REAL ESTATE INVESTMENT TRUSTS - 5.1%
8	CoreSite Realty Corp.	828
15	CyrusOne, Inc.	836
12	Digital Realty Trust, Inc.	1,355
15	DuPont Fabros Technology, Inc.	918
4	Equinix, Inc.	1,717
13	QTS Realty Trust, Inc.	680
		6,334
	RETAIL - 1.2%
48	Copart, Inc. *	1,526

	SEMICONDUCTORS - 2.8%
10	Qorvo, Inc. *	633
35	QUALCOMM, Inc.	1,933
9	Skyworks Solutions, Inc.	863
		3,429

See accompanying notes to financial statements.

Global Atlantic Motif Technological Innovations Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Shares		Value
	SOFTWARE - 28.8%
14	2U, Inc. *	$657
32	ACI Worldwide, Inc. *	716
33	Activision Blizzard, Inc.	1,900
11	Adobe Systems, Inc. *	1,556
19	Akamai Technologies, Inc. *	946
7	Athenahealth, Inc. *	984
18	Blackline, Inc.*	643
38	Box, Inc. *	693
14	Citrix Systems, Inc. *	1,114
13	CommVault Systems, Inc. *	734
17	Cornerstone OnDemand, Inc. *	608
18	Cotiviti Holdings, Inc. *	669
11	CyberArk Software Ltd. *	549
14	Electronic Arts, Inc. *	1,480
80	First Data Corp. *	1,456
11	HubSpot, Inc. *	723
17	InterXion Holding NV *	778
12	Medidata Solutions, Inc. *	938
3	MicroStrategy, Inc. *	575
25	Momo, Inc. * (ADR)	924
4	NetEase, Inc. (ADR)	1,203
16	New Relic, Inc. *	688
13	Paycom Software, Inc. *	889
19	RealPage, Inc. *	683
23	Salesforce.com, Inc. *	1,992
14	ServiceNow, Inc. *	1,484
16	Splunk, Inc. *	910
15	Tableau Software, Inc. *	919
15	Take-Two Interactive Software, Inc. *	1,101
26	Twilio, Inc. *	757
4	Ultimate Software Group, Inc. *	840
19	Veeva Systems, Inc. *	1,165
16	Verint Systems, Inc. *	651
18	VMware, Inc. *	1,574
16	Workday, Inc. *	1,552
239	Zynga, Inc. *	870
		35,921

See accompanying notes to financial statements.

Global Atlantic Motif Technological Innovations Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Shares		Value
	TELECOMMUNICATIONS - 2.8%
12	Acacia Communications, Inc. *	$498
8	Arista Networks, Inc. *	1,198
8	LogMeIn, Inc.	836
12	Nice Ltd. (ADR)	945
		3,477

	TOTAL COMMON STOCKS (Cost - $101,222)	124,272

	SHORT-TERM INVESTMENT - 0.4%
	MONEY MARKET FUND - 0.4%
488	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.81% (a)(Cost - $488)	488

	TOTAL INVESTMENTS - 100.1% (Cost - $101,710)(b)	$124,760
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(78)
	TOTAL NET ASSETS - 100.0%	$124,682

ADR - American Depositary Receipt

*	Non-income producing security

(a)	Money market rate shown represents the rate at June 30, 2017.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $101,924 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$24,970
Unrealized Depreciation:	(2,134)
Net Unrealized Appreciation:	$22,836

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 30.0%
	EQUITY FUNDS - 30.0%
54,441	iShares MSCI EAFE ETF	$3,549,553
14,667	SPDR S&P 500 ETF Trust	3,546,481
	TOTAL EXCHANGE TRADED FUNDS (Cost - $6,017,914)	7,096,034

Principal
Amount		Coupon Rate (%)	Maturity
	ASSET BACKED SECURITIES - 3.6%
$17,294	ACE Securities Corp. Home Equity Loan Trust Series 2002-HE2 (b)	2.49	8/25/2032	17,006
34,714	ACE Securities Corp. Home Equity Loan Trust Series 2006-OP1 (b)	1.37	4/25/2036	33,737
250,000	Avery Point III CLO Ltd. (a,b)	2.28	1/18/2025	250,061
99,455	Bosphorus CLO II DAC 2A (a,b)	0.70	10/15/2025	113,440
32,209	Citigroup Mortgage Loan Trust 2007-AMC1 (a,b)	1.38	12/25/2036	21,681
18,885	Countrywide Asset-Backed Certificates (b)	1.35	12/25/2036	19,058
28,386	Countrywide Asset-Backed Certificates (b)	1.36	6/25/2047	21,766
14,787	CWABS Asset-Backed Certificates Trust 2006-17 (b)	1.37	3/25/2047	13,648
38,238	FBR Securitization Trust (b)	1.90	10/25/2035	37,111
50,000	Ford Credit Floorplan Master Owner Trust A (b)	1.76	8/15/2020	50,240
3,422	Fremont Home Loan Trust 2005-E (b)	1.46	1/25/2036	3,420
26,680	GSAMP Trust 2006-HE4 (b)	1.36	6/25/2036	24,186
9,641	Long Beach Mortgage Loan Trust 2004-2 (b)	2.84	6/25/2034	9,279
33,292	Long Beach Mortgage Loan Trust 2005-3 (b)	1.48	8/25/2045	30,407
34,006	Long Beach Mortgage Loan Trust 2006-7 (b)	1.37	8/25/2036	20,391
18,722	RASC Series 2004-KS10 Trust (b)	2.94	11/25/2034	17,455
78,722	SLC Student Loan Trust 2006-2 (b)	1.35	9/15/2026	78,525
41,171	SLM Student Loan Trust 2005-3 (b)	1.25	10/25/2024	41,083
17,988	Soundview Home Loan Trust 2007-WMC1 (b)	1.33	2/25/2037	7,894
8,682	Structured Asset Investment Loan Trust 2004-7 (b)	2.27	8/25/2034	8,186
25,296	Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC2 (b)	1.37	9/25/2036	22,562
	TOTAL ASSET BACKED SECURUTIES (Cost - $822,486)			841,136

	CORPORATE BONDS - 11.5%
	AEROSPACE/DEFENSE - 0.2%
50,000	Rockwell Collins, Inc.	3.50	3/15/2027	50,702

	AGRICULTURE - 0.1%
10,000	Reynolds American, Inc.	5.85	8/15/2045	12,248

	AIRLINES - 0.2%
46,488	Spirit Airlines Pass Through Trust 2015-1A	4.10	4/1/2028	48,348

	AUTO MANUFACTURERS - 0.9%
40,000	Ford Motor Credit Co. LLC	3.20	1/15/2021	40,600
20,000	General Motors Financial Co., Inc.	3.20	7/13/2020	20,378
50,000	General Motors Financial Co., Inc.	3.20	7/6/2021	50,562
100,000	Nissan Motor Acceptance Corp. (a,b)	2.05	1/13/2022	100,965
				212,505
	BANKS - 5.3%
73,000	Bank of America Corp.	3.30	1/11/2023	74,438
25,000	Bank of America Corp.	4.00	4/1/2024	26,197
50,000	Bank of America Corp.	5.65	5/1/2018	51,570
100,000	Barclays Bank PLC (b)	1.71	3/16/2018	99,980
50,000	Citigroup, Inc.	2.65	10/26/2020	50,478
50,000	Deutsche Bank AG (b)	3.09	5/10/2019	50,925
200,000	Development Bank of Japan, Inc. (a)	1.63	9/1/2021	194,010

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	BANKS - 5.3% (Continued)
$10,000	Goldman Sachs Group, Inc. (The)	3.75	5/22/2025	$10,240
15,000	Goldman Sachs Group, Inc. (The)	6.00	6/15/2020	16,548
50,000	HSBC USA, Inc. (b)	1.95	8/7/2018	50,197
35,000	JPMorgan Chase & Co.	3.13	1/23/2025	34,795
25,000	JPMorgan Chase & Co. (b)	3.88	2/1/2024	26,202
50,000	JPMorgan Chase & Co.	3.90	7/15/2025	52,144
26,000	Morgan Stanley	2.13	4/25/2018	26,086
100,000	Natixis SA (b)	1.98	9/25/2017	100,000
100,000	Sumitomo Mitsui Banking Corp. (b)	1.95	9/15/2017	100,135
100,000	Sumitomo Mitsui Trust Bank Limited (b)	2.00	9/18/2017	100,000
200,000	UBS Group Funding Switzerland AG (a)	2.65	2/1/2022	199,575
				1,263,520
	COMMERCIAL SERVICES - 0.1%
30,000	S&P Global, Inc.	2.50	8/15/2018	30,209

	COMPUTERS - 0.2%
50,000	Dell International LLC / EMC Corp. (a)	5.45	6/15/2023	54,258

	ELECTRIC - 0.1%
30,000	Duke Energy Corp.	3.05	8/15/2022	30,627

	ENVIRONMENTAL CONTROL - 0.1%
25,000	Republic Services, Inc.	3.55	6/1/2022	26,021

	MEDIA - 0.4%
100,000	Charter Communications Operating LLC / Charter Communications Operating Capital (a)	3.75	2/15/2028	98,524

	PHARMACEUTICALS - 1.1%
50,000	AbbVie, Inc.	2.85	5/14/2023	49,888
100,000	Shire Acquisitions Investments Ireland DAC	1.90	9/23/2019	99,536
100,000	Shire Acquisitions Investments Ireland DAC	2.40	9/23/2021	98,834
				248,258
	PIPELINES - 0.7%
20,000	Kinder Morgan Finance Co. LLC (a)	6.00	1/15/2018	20,415
23,000	Regency Energy Partners LP / Regency Energy Finance Corp.	4.50	11/1/2023	23,865
100,000	Sabine Pass Liquefaction LLC	5.75	5/15/2024	111,351
				155,631
	REAL ESTATE INVESTMENT TRUSTS - 0.7%
100,000	American Tower Corp.	2.25	1/15/2022	97,507
25,000	Digital Realty Trust LP	3.95	7/1/2022	26,206
30,000	Duke Realty LP	3.88	2/15/2021	31,240
10,000	Host Hotels & Resorts LP	4.00	6/15/2025	10,184
				165,137
	REGIONAL - 0.8%
200,000	Japan Finance Organization for Municipalities (a)	2.13	10/25/2023	193,584

	TELECOMMUNICATIONS - 0.6%
100,000	AT&T, Inc. (b)	1.81	1/15/2020	100,518
30,000	AT&T, Inc.	2.80	2/17/2021	30,318
				130,836

	TOTAL CORPORATE BONDS (Cost - $2,701,129)			2,720,408

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	MUNICIPAL BOND - 0.1%
$30,000	City of Chicago IL (Cost - $30,353)	7.75	1/1/2042	$30,577

	MORTGAGE BACKED SECURITIES - 24.4%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 24.4%
300,000	Fannie Mae TBA +^	3.00	1/25/2047	299,063
3,000,000	Fannie Mae TBA +^	3.50	6/25/2046	3,081,094
1,300,000	Fannie Mae TBA +^	3.50	6/25/2046	1,331,078
800,000	Fannie Mae TBA +^	4.00	5/25/2046	841,000
200,000	Fannie Mae TBA +^	4.50	9/25/2044	214,563
	TOTAL MORTGAGE BACKED SECURITIES (Cost - $5,783,969)			5,766,798

	COLLATERALIZED MORTGAGE OBLIGATIONS - 3.5%
	AGENCY COLLATERAL - 1.6%
47,810	Government National Mortgage Association (b)	1.49	3/20/2065	47,803
88,716	Government National Mortgage Association (b)	1.59	5/20/2065	89,057
91,856	Government National Mortgage Association (b)	1.61	8/20/2065	92,311
62,542	Government National Mortgage Association (b)	1.69	10/20/2065	62,658
92,393	Government National Mortgage Association (b)	1.99	12/20/2065	94,716
				386,545
	WHOLE LOAN COLLATERAL - 1.9%
29,351	Alternative Loan Trust 2005-J12 (b)	1.49	8/25/2035	18,575
22,236	Alternative Loan Trust 2006-OA9 (b)	1.42	7/20/2046	15,521
36,761	American Home Mortgage Assets Trust 2006-2 (b)	1.41	9/25/2046	29,110
17,647	Bear Stearns ALT-A Trust 2005-8 (b)	3.43	10/25/2035	16,551
17,315	Bear Stearns ARM Trust 2005-5 (b)	2.58	8/25/2035	17,270
21,289	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-3 (a,b)	1.47	8/25/2035	19,478
21,978	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-4 (a,b)	1.56	10/25/2035	20,290
27,863	Credit Suisse First Boston Mortgage Securities Corp.	4.50	7/25/2020	27,583
19,081	First Horizon Mortgage Pass-Through Trust 2005-AR2 (b)	3.30	6/25/2035	18,305
40,214	Great Hall Mortgages No. 1 PLC (a,b)	1.40	6/18/2039	38,228
31,078	GreenPoint Mortgage Funding Trust 2006-AR2 (b)	2.74	3/25/2036	28,053
21,799	GSR Mortgage Loan Trust 2005-AR6 (b)	3.11	9/25/2035	22,081
14,815	Impac CMB Trust Series 2005-8 (b)	1.92	2/25/2036	13,685
21,811	IndyMac INDX Mortgage Loan Trust 2006-AR4 (b)	1.43	5/25/2046	20,062
5,071	JP Morgan Mortgage Trust 2006-S2	5.88	6/25/2021	4,974
7,048	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 (b)	1.47	11/25/2035	6,970
19,240	MortgageIT Trust 2005-4 (b)	1.50	10/25/2035	18,068
22,695	RALI Series 2005-QR1 Trust	6.00	10/25/2034	23,588
16,485	Reperforming Loan REMIC Trust 2006-R1 (a,b)	1.56	1/25/2036	15,247
20,200	Structured Adjustable Rate Mortgage Loan Trust (b)	1.52	10/25/2035	19,739
10,675	Structured Adjustable Rate Mortgage Loan Trust (b)	3.39	9/25/2034	10,606
11,599	Structured Adjustable Rate Mortgage Loan Trust (b)	3.40	2/25/2034	11,587
24,205	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 Trust (b)	2.76	4/25/2037	21,951
				437,522

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $817,495)			824,067

	COMMERCIAL MORTGAGE BACKED SECURITIES - 0.9%
151,976	Freddie Mac Multifamily Structured Pass Through Certificates (b)	1.70	9/25/2022	152,602
60,900	RFTI 2015-FL1 Issuer Ltd. (a,b)	2.91	8/15/2030	60,992
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost - $212,674)			213,594

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	U.S. TREASURY SECURITIES - 30.1%
$100,000	United States Treasury Inflation Indexed Bond	2.38	1/15/2027	$140,771
100,000	United States Treasury Inflation Indexed Bond	3.63	4/15/2028	197,497
200,000	United States Treasury Inflation Indexed Note	0.13	7/15/2022	212,393
300,000	United States Treasury Inflation Indexed Note	0.38	1/15/2027	298,257
150,000	United States Treasury Inflation Indexed Note	0.63	1/15/2026	155,340
100,000	United States Treasury Bond	2.88	11/15/2046	100,551
500,000	United States Treasury Bond	3.00	5/15/2045	515,215
100,000	United States Treasury Bond	3.00	5/15/2047	103,203
230,000	United States Treasury Bond	4.25	5/15/2039	288,120
350,000	United States Treasury Bond	4.38	11/15/2039	446,100
100,000	United States Treasury Bond	4.50	8/15/2039	129,547
700,000	United States Treasury Note	1.13	8/31/2021	681,652
300,000	United States Treasury Note	1.25	4/30/2019	299,262
400,000	United States Treasury Note	1.50	8/15/2026	374,203
100,000	United States Treasury Note	1.63	5/15/2026	94,805
1,200,000	United States Treasury Note	1.88	3/31/2022	1,200,703
500,000	United States Treasury Note	1.88	4/30/2022	499,902
100,000	United States Treasury Note	2.00	12/31/2021	100,723
500,000	United States Treasury Note	2.00	11/15/2026	487,539
350,000	United States Treasury Note	2.25	2/15/2027	348,373
200,000	United States Treasury Note	2.38	5/15/2027	201,266
200,000	United States Treasury Note	2.50	8/15/2023	205,258
100,000	United States Treasury Strip Principal (d)	0.00	2/15/2043	47,677
	TOTAL U.S. TREASURY SECURITIES (Cost - $7,177,821)			7,128,357

Contracts
	PURCHASED OPTIONS ON INDICES - 1.0%
22	S&P 500 Index, June 2018, Put @ $1,700	31,900
22	S&P 500 Index, June 2018, Put @ $1,925	66,000
22	S&P 500 Index, June 2018, Put @ $2,175	141,020
	TOTAL PURCHASED OPTIONS ON INDICES (Cost - $255,304)	238,920

	PURCHASED OPTIONS ON FUTURES - 0.0%
21	Euro Future, March 2018, Put @ $98.25	1,706
5	US 5YR Future, September 2017, Put @ $110	78
2	US 5YR Future, September 2017, Put @ $110.50	31
2	US 5YR Future, September 2017, Put @ $111	31
2	US 5YR Future, September 2017, Put @ $112	31
5	US 10YR Future, September 2017, Put @ $113.50	157
	TOTAL PURCHASED OPTIONS ON FUTURES (Cost - $2,017)	2,034

Principal
Amount		Coupon Rate (%)	Maturity
	SHORT-TERM INVESTMENTS - 17.5%
	FEDERAL HOME LOAN BANK - 7.6%
$700,000	Federal Home Loan Bank Discount Notes	0.90	7/19/2017	699,671
200,000	Federal Home Loan Bank Discount Notes	0.94	7/28/2017	199,855
200,000	Federal Home Loan Bank Discount Notes	1.02	8/28/2017	199,670
700,000	Federal Home Loan Bank Discount Notes	1.03	8/16/2017	699,077
				1,798,273
Shares
	MONEY MARKET FUND - 3.2%
750,492	Fidelity Investments Money Market - Government Portfolio, Institutional Class to yield 0.81% (c)			750,492

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Principal
Amount		Coupon Rate (%)	Maturity	Value
	U.S. TREASURY BILLS - 6.7%
$1,400,000	United States Treasury Bill	0.84	7/27/2017	$1,399,130
200,000	United States Treasury Bill	0.90	8/31/2017	199,695
				1,598,825

	TOTAL SHORT-TERM INVESTMENTS (Cost - $4,147,590)			4,147,590

	TOTAL INVESTMENTS - 122.6% (Cost - $27,968,752)(e)			$29,009,515
	OTHER ASSETS LESS LIABILITIES - NET - (22.6)%			(5,354,248)
	TOTAL NET ASSETS - 100.0%			$23,655,267

ETF - Exchange Traded Fund

TBA - To Be Announced Security

^	Delayed delivery

*	Represents less than 0.05%.

+	All or a portion of these TBAs are subject to dollar-roll transactions.

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of June 30, 2017, these securities amounted to $1,400,751 or 5.9% of net assets.

(b)	Variable Rate Security - interest rate subject to periodic change.

(c)	Money market rate shown represents the rate at June 30, 2017.

(d)	Zero coupon.

(e)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $28,044,539 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,169,871
Unrealized Depreciation:	(205,337)
Net Unrealized Appreciation:	$964,534

		Unrealized Appreciation/
Contracts		(Depreciation)
	SHORT FUTURES CONTRACTS
4	90 Day Euro Future March 2018
	(Underlying Face Amount at Value $984,400)	$785
2	90 Day Euro Future June 2018
	(Underlying Face Amount at Value $491,825)	738
15	90 Day Euro Future June 2019
	(Underlying Face Amount at Value $3,678,187)	(12,878)
11	90 Day Euro Future December 2019
	(Underlying Face Amount at Value $2,693,762)	(9,742)
1	Euro-Bund Future September 2017
	(Underlying Face Amount at Value $184,621)	2,740
2	Euro-Oat Future September 2017
	(Underlying Face Amount at Value $338,698)	2,057
		(16,300)
	LONG FUTURES CONTRACTS
88	S&P 500 E-Mini September 2017
	(Underlying Face Amount at Value $10,651,960)	(42,590)
3	US 10 Year Future September 2017
	(Underlying Face Amount at Value $376,593)	(867)
15	US 5Year Note (CBT) September 2017
	(Underlying Face Amount at Value $1,767,540)	(1,407)
		(44,864)

	TOTAL NET UNREALIZED DEPRECIATION OF FUTURES CONTRACTS	$(61,164)

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

FUTURE OPTIONS WRITTEN

Contracts		Value
21	Euro Future, March 2018, Call @ 98.75 (Proceeds - $2,371)	$(788)

INTEREST RATE SWAPTIONS PURCHASED

			Expiration	Notional	Unrealized
Counterparty	Description	Exercise Rate	Date	Amount	Depreciation
Barclays Bank PLC	Put - 10 Year EUR Interest Rate Swap	1.08	9/6/2017	$400,000	$(2,921)

INTEREST RATE SWAPTIONS WRITTEN

			Expiration	Notional	Unrealized
Counterparty	Description	Exercise Rate	Date	Amount	Appreciation
Barclays Bank PLC	Put - 10 Year USD Interest Rate Swap	2.94	9/6/2017	$500,000	$4,155

INTEREST RATE FLOORS

						Premiums	Unrealized
		Buy/Sell to		Expiration	Notional	Paid/	Appreciation/
Counterparty	Index	Open	Exercise Rate	Date	Amount	(Received)	(Depreciation)
Barclays Bank PLC	USD-ISDA FIX3-Swap	Sell	0.04	11/28/2017	$6,800,000	$—	$3,391
Barclays Bank PLC	USD-ISDA FIX3-Swap	Buy	0.15	11/28/2017	3,400,000	—	(2,646)
							$745

INTEREST RATE SWAPS

						Unrealized
		Pay/Receive		Expiration	Notional	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Fixed Rate	Date	Amount	(Depreciation)
Goldman Sachs & Co.	3 Month USD - LIBOR	Receive	1.25%	6/15/2018	$300,000	$2,605
Goldman Sachs & Co.	3 Month USD - LIBOR	Receive	1.25%	6/21/2021	300,000	(2,135)
Goldman Sachs & Co.	3 Month USD - LIBOR	Receive	1.50%	6/21/2027	800,000	7,106
Goldman Sachs & Co.	6 Month GBP - LIBOR	Receive	1.50%	9/20/2027	300,000	343
Goldman Sachs & Co.	3 Month USD - LIBOR	Receive	2.00%	12/16/2020	100,000	1,090
Goldman Sachs & Co.	3 Month USD - LIBOR	Receive	2.00%	7/12/2023	100,000	286
Goldman Sachs & Co.	6 Month EUR - EURIBOR	Pay	2.05%	2/3/2037	200,000	(1,001)
Goldman Sachs & Co.	6 Month GBP - LIBOR	Receive	2.05%	2/1/2037	200,000	(1,667)
Goldman Sachs & Co.	3 Month USD - LIBOR	Receive	2.25%	12/21/2046	200,000	27,928
Goldman Sachs & Co.	3 Month USD - LIBOR	Receive	2.50%	6/15/2046	100,000	4,893
						$39,448

CREDIT DEFAULT SWAPS

						Premiums	Unrealized
		Fixed Rate	Fixed Rate	Expiration	Notional	Paid/	Appreciation/
Counterparty	Index	Received	Paid	Date	Amount	(Received)	(Depreciation)
Goldman Sachs & Co.	North American Investment Grade CDX Index	1.00%	—	12/20/2021	$1,300,000	$—	$8,069
Goldman Sachs & Co.	North American Investment Grade CDX Index	1.00%	—	6/20/2022	3,800,000	—	1,463
Goldman Sachs & Co.	North American High Yield CDX Index	5.00%	—	6/20/2022	400,000	—	(1,848)
Goldman Sachs & Co.	iTraxx Europe Series 27	—	5.00%	12/20/2021	200,000	—	(1,286)
							$6,398

See accompanying notes to financial statements.

Global Atlantic PIMCO Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Schedule of Forward Foreign Currency Contracts

Settlement		Currency Units to					Unrealized Appreciation
Date	Counterparty	Receive/Deliver		In Exchange For		U.S. $ Value	(Depreciation)
To Buy:
7/3/2017	Barclays Bank PLC	$62,000	NZD	$45,460		$45,394	$(66)
7/5/2017	Barclays Bank PLC	67,000	EUR	76,475		76,438	(37)
7/5/2017	Barclays Bank PLC	106,000	EUR	120,617		120,932	315
7/5/2017	Barclays Bank PLC	58,000	GBP	74,894		75,352	458
7/5/2017	Barclays Bank PLC	15,300,000	JPY	140,005		136,201	(3,804)
7/5/2017	Barclays Bank PLC	15,200,000	JPY	138,379		135,310	(3,069)
8/8/2017	Barclays Bank PLC	1,231,000	MXN	63,841		67,569	3,728
8/15/2017	Barclays Bank PLC	37,000	AUD	28,378		28,364	(14)
8/15/2017	Barclays Bank PLC	59,000	AUD	45,303		45,229	(74)
							(2,563)

To Sell:
7/3/2017	Barclays Bank PLC	$59,000	AUD	$45,326		$45,254	$72
7/3/2017	JP Morgan	14,705	NZD	14,000	AUD	10,767	(29)
7/3/2017	UBS AG	47,039	NZD	45,000	AUD	34,440	76
7/5/2017	JP Morgan	13,654	NZD	13,000	AUD	9,997	(55)
7/5/2017	Barclays Bank PLC	106,000	EUR	119,244		120,932	(1,688)
7/5/2017	Barclays Bank PLC	65,000	GBP	83,554		84,446	(892)
7/5/2017	Westpac Banking Corp.	81,906	NZD	78,000	AUD	59,968	(314)
8/2/2017	Barclays Bank PLC	106,000	EUR	120,795		121,121	(326)
8/8/2017	Barclays Bank PLC	1,258,000	MXN	66,570		69,051	(2,481)
8/15/2017	Barclays Bank PLC	69,000	CHF	72,218		72,269	(51)
8/15/2017	Barclays Bank PLC	39,000	NZD	28,468		28,531	(63)
8/15/2017	Barclays Bank PLC	62,000	NZD	45,426		45,358	68
9/18/2017	Barclays Bank PLC	316,330,200	KRW	279,000		276,811	2,189
							(3,494)

Net unrealized depreciation on forward foreign currency contracts							$(6,057)

See accompanying notes to financial statements.

Global Atlantic Select Advisor Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 17.2%
	DEBT FUNDS - 8.6%
52,463	iShares 1-3 Year Credit Bond ETF	$5,524,878
50,122	iShares iBoxx $ High Yield Corporate Bond ETF	4,430,283
		9,955,161
	EQUITY FUNDS - 8.6%
44,102	iShares Core MSCI Emerging Markets ETF	2,206,864
36,611	iShares Russell 1000 Growth ETF	4,357,441
23,530	iShares Russell 2000 ETF	3,315,848
		9,880,153
	TOTAL EXCHANGE TRADED FUNDS (Cost - $18,640,180)	19,835,314

	VARIABLE INSURANCE TRUSTS - 78.0%
	DEBT FUND - 19.0%
1,632,475	MFS Research Bond Series - Initial Class	21,989,439

	EQUITY FUNDS - 59.0%
155,444	American Century VP Mid Cap Value - Class I	3,324,958
1,050,592	American Century VP Value Fund - Investor Class	11,073,237
147,162	Invesco VI International Growth Fund - Class 1	5,528,873
310,306	MFS Growth Series - Initial Class	14,103,431
86,971	MFS VIT II Blended Research Core Equity Portfolio - Initial Class	4,405,106
460,136	MFS VIT II International Value Portfolio - Initial Class	12,060,154
359,605	MFS VIT Mid Cap Growth Series - Initial Class	3,286,789
597,397	Putnam VT Equity Income - Class 1A	14,361,421
		68,143,969
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $81,517,203)	90,133,408

	SHORT-TERM INVESTMENTS - 4.8%
	MONEY MARKET FUND - 4.8%
5,595,318	Fidelity Investors Money Market Funds - Government Portfolio, Institutional Class to yield 0.81% (a)(Cost - $5,595,318)	5,595,318

	TOTAL INVESTMENTS - 100.0% (Cost - $105,752,701)(b)	$115,564,040
	OTHER ASSETS LESS LIABILITIES - NET - (0.0)%^	(52,418)
	TOTAL NET ASSETS - 100.0%	$115,511,622

ETF - Exchange Traded Fund

^	Represents less than 0.05%.

(a)	Money market rate shown represents the rate at June 30, 2017.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $106,272,551 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$9,291,489
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$9,291,489

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

Shares		Value
	COMMON STOCKS - 61.6%
	AEROSPACE/DEFENSE - 2.1%
13,394	The Boeing Co.	$2,648,664
8,648	General Dynamics Corp.	1,713,169
10,282	Lockheed Martin Corp.	2,854,386
21,095	United Technologies Corp.	2,575,910
		9,792,129
	AGRICULTURE - 1.2%
47,325	Altria Group, Inc.	3,524,293
28,434	British American Tobacco PLC (ADR)	1,948,866
		5,473,159
	AIRLINES - 0.2%
2,081	Southwest Airlines Co.	129,313
12,027	Spirit Airlines, Inc. *	621,195
		750,508
	APPAREL - 0.8%
55,181	NIKE, Inc.	3,255,679
3,451	VF Corp.	198,778
		3,454,457
	AUTO MANUFACTURERS - 0.0% **
4,128	PACCAR, Inc.	272,613

	BANKS - 4.2%
298,070	Bank of America Corp.	7,231,178
34,891	Capital One Financial Corp.	2,882,694
47,530	Citigroup, Inc.	3,178,806
3,410	Goldman Sachs Group, Inc. (The)	756,679
109,030	Huntington Bancshares, Inc.	1,474,086
4,179	Northern Trust Corp.	406,241
26,752	PNC Financial Services Group, Inc. (The)	3,340,522
		19,270,206
	BEVERAGES - 2.1%
5,390	Anheuser-Busch InBev SA (ADR)	594,840
10,741	Constellation Brands, Inc.	2,080,854
6,099	Dr. Pepper Snapple Group, Inc.	555,680
55,413	Monster Beverage Corp. *	2,752,918
33,217	PepsiCo, Inc.	3,836,231
		9,820,523
	BIOTECHNOLOGY - 0.7%
13,602	Aduro Biotech, Inc. *	155,063
1,621	Alnylam Pharmaceuticals, Inc. *	129,291
284	Biogen, Inc. *	77,066
4,000	Biohaven Pharmaceutical Holding Co. Ltd. *	100,000
1,533	Bluebird Bio, Inc. *	161,042
8,905	Celgene Corp. *	1,156,492
13,000	GlycoMimetics, Inc. *	145,080
2,934	Incyte Corp. *	369,420
13,563	Karyopharm Therapeutics, Inc. *	122,745
3,500	Loxo Oncology, Inc. *	280,665
10,854	Otonomy, Inc. *	204,598
484	Regeneron Pharmaceuticals, Inc. *	237,712
10,622	Syndax Pharmaceuticals, Inc. *	148,389
		3,287,563

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Shares		Value
	BUILDING MATERIALS - 0.4%
11,691	Boise Cascade, Co. *	$355,406
7,983	CRH PLC (ADR)	283,157
2,526	Martin Marietta Materials, Inc.	562,237
3,544	Vulcan Materials Co.	448,954
		1,649,754
	CHEMICALS - 1.3%
8,312	Cabot Corp.	444,110
11,194	Celanese Corp.	1,062,758
28,598	Dow Chemical Co. (The)	1,803,676
5,010	Monsanto Co.	592,984
14,872	PPG Industries, Inc.	1,635,325
4,613	Westlake Chemical Corp.	305,427
		5,844,280
	COMMERCIAL SERVICES - 1.7%
5,809	Equifax, Inc.	798,273
6,553	FleetCor Technologies, Inc. *	945,008
25,302	Global Payments, Inc.	2,285,277
11,847	IHS Markit Ltd. *	521,742
24,521	PayPal Holdings, Inc. *	1,316,042
3,561	Total System Services, Inc.	207,428
27,496	TransUnion *	1,190,852
4,472	WEX, Inc. *	466,295
		7,730,917
	COMPUTERS - 2.8%
4,456	Accenture PLC - Cl. A	551,118
77,299	Apple, Inc.	11,132,602
4,744	Cognizant Technology Solutions Corp. - Cl. A	315,002
24,703	Genpact Ltd.	687,484
		12,686,206
	COSMETICS/PERSONAL CARE - 0.8%
137,027	Coty, Inc.	2,570,626
10,555	Estee Lauder Cos., Inc. (The)	1,013,069
		3,583,695
	DIVERSIFIED FINANCIAL SERVICES - 2.2%
3,900	Alliance Data Systems Corp.	1,001,091
29,425	American Express Co.	2,478,762
8,293	Financial Engines, Inc.	303,524
15,201	Intercontinental Exchange, Inc.	1,002,050
8,482	Legg Mason, Inc.	323,673
19,605	TD Ameritrade Holding Corp.	842,819
40,037	Visa, Inc.	3,754,670
16,354	WisdomTree Investments, Inc.	166,320
		9,872,909
	ELECTRIC - 2.2%
26,964	Avangrid, Inc.	1,190,461
18,368	Dominion Energy, Inc.	1,407,540
12,343	Edison International	965,099
9,620	Eversource Energy	584,030
25,421	Exelon Corp.	916,935
20,863	NextEra Energy, Inc.	2,923,532
21,536	PG&E Corp.	1,429,344
5,217	Pinnacle West Capital Corp.	444,280
		9,861,221

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Shares		Value
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
30,599	AMETEK, Inc.	$1,853,381

	ELECTRONICS - 0.4%
31,446	Fortive Corp.	1,992,104

	ENERGY - ALTERNATE SOURCES - 0.0% **
2,218	First Solar, Inc. *	88,454

	FOOD - 0.9%
115,009	Hostess Brands, Inc. *	1,851,645
29,341	Post Holdings, Inc. *	2,278,329
		4,129,974
	FOREST PRODUCTS & PAPER - 0.3%
23,054	International Paper Co.	1,305,087

	GAS - 0.5%
12,823	Sempra Energy	1,445,793
13,320	UGI Corp.	644,821
		2,090,614
	HEALTHCARE-PRODUCTS - 3.1%
28,396	Abbott Laboratories	1,380,329
18,052	Baxter International, Inc.	1,092,868
6,888	Becton Dickinson and Co.	1,343,918
81,498	Boston Scientific Corp. *	2,259,125
12,290	ConforMIS, Inc. *	52,724
56,848	Medtronic PLC	5,045,260
13,373	Stryker Corp.	1,855,905
7,432	Thermo Fisher Scientific, Inc.	1,296,661
		14,326,790
	HEALTHCARE-SERVICES - 1.6%
19,348	Brookdale Senior Living, Inc. *
9,630	Cigna Corp.	284,609
11,542	HCA Healthcare, Inc. *	1,611,966
22,742	UnitedHealth Group, Inc.	1,006,462
		4,216,822
		7,119,859
	HOLDING COMPANY - 0.1%
52,890	Conyers Park Acquisition Corp. *	674,348

	INSURANCE - 3.5%
10,710	Allstate Corp. (The)	947,193
42,862	American International Group, Inc.	2,679,732
45,909	Assured Guaranty Ltd.	1,916,242
15,289	Athene Holding Ltd. *	758,487
5,610	Chubb Ltd.	815,582
20,819	Hartford Financial Services Group, Inc. (The)	1,094,455
47,634	Manulife Financial Corp.	893,614
31,765	Marsh & McLennan Cos, Inc.	2,476,399
19,895	MetLife, Inc.	1,093,031
13,926	Prudential Financial, Inc.	1,505,958
38,698	XL Group Ltd.	1,694,972
		15,875,665

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Shares		Value
	INTERNET - 6.0%
5,552	Alphabet, Inc. - Cl. A *	$5,161,583
5,587	Amazon.com, Inc. *	5,408,216
12,863	Blucora, Inc. *	272,696
72,221	eBay, Inc. *	2,521,957
11,081	Expedia, Inc.	1,650,515
44,059	Facebook, Inc. - Cl. A *	6,652,028
10,279	Netflix, Inc. *	1,535,785
1,096	Priceline Group, Inc. (The) *	2,050,090
27,135	Wayfair, Inc. *	2,086,139
		27,339,009
	IRON/STEEL - 0.0% **
8,539	Steel Dynamics, Inc.	305,782

	LODGING - 0.2%
10,858	Hilton Worldwide Holdings, Inc.	671,568
3,419	Wynn Resorts Ltd.	458,556
		1,130,124
	MACHINERY-CONSTRUCTION & MINING - 0.0% **
2,474	Caterpillar, Inc.	265,856

	MACHINERY - DIVERSIFIED - 0.2%
4,559	AGCO Corp.	307,231
5,114	Deere & Co.	632,039
		939,270
	MEDIA - 2.0%
9,088	Charter Communications, Inc. *	3,061,293
90,882	Comcast Corp.	3,537,127
16,117	Liberty Media Corp.-Liberty Formula One *	590,204
12,435	New York Times Co. (The)	220,100
30,058	Twenty-First Century Fox, Inc.	851,844
28,452	Viacom, Inc.	955,134
		9,215,702
	MISCELLANEOUS MANUFACTURING - 2.2%
27,088	Eaton Corp. PLC	2,108,259
121,590	General Electric Co.	3,284,146
17,676	Illinois Tool Works, Inc.	2,532,087
31,335	Pentair PLC	2,085,031
		10,009,523
	OIL & GAS - 2.4%
20,774	Antero Resources Corp. *	448,926
17,201	BP PLC (ADR)	596,015
10,034	Chevron Corp.	1,046,847
14,948	Continental Resources, Inc. *	483,269
7,146	Diamondback Energy, Inc. *	634,636
4,364	EOG Resources, Inc.	395,029
55,356	Extraction Oil & Gas, Inc. *	744,538
12,267	Exxon Mobil Corp.	990,315
89,541	Newfield Exploration Co. *	2,548,337
18,271	Parsley Energy, Inc. *	507,020
8,951	PDC Energy, Inc. *	385,878
3,683	Pioneer Natural Resources Co.	587,733
69,788	QEP Resources, Inc. *	704,859
19,714	Suncor Energy, Inc.	575,649
13,435	Whiting Petroleum Corp. *	74,027
		10,723,078

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Shares		Value
	OIL & GAS SERVICES - 0.0% **
19,416	Helix Energy Solutions Group, Inc. *	$109,506
19,850	Tesco Corp. *	88,333
		197,839
	PACKAGING & CONTAINERS - 0.5%
15,100	Ardagh Group SA	341,411
37,122	Ball Corp.	1,566,919
14,152	Owens-Illinois, Inc. *	338,516
		2,246,846
	PHARMACEUTICALS - 3.7%
4,933	Aerie Pharmaceuticals, Inc. *	259,229
8,922	Allergan PLC	2,168,849
35,739	AstraZeneca PLC (ADR)	1,218,343
46,905	Bristol-Myers Squibb Co.	2,613,547
3,100	Calithera Biosciences, Inc. *	46,035
20,661	Cardinal Health, Inc.	1,609,905
26,480	Eli Lilly & Co.	2,179,304
8,469	Herbalife Ltd. *	604,094
14,966	Ironwood Pharmaceuticals, Inc. - Cl. A *	282,558
16,060	Johnson & Johnson	2,124,577
1,400	Jounce Therapeutics, Inc. *	19,642
10,142	McKesson Corp.	1,668,765
25,853	Mylan NV *	1,003,613
7,080	MyoKardia, Inc. *	92,748
7,981	Ra Pharmaceuticals, Inc. *	149,564
2,580	TESARO, Inc. *	360,839
8,141	Teva Pharmaceutical Industries Ltd. (ADR)	270,444
15,851	Trevena, Inc. *	36,457
		16,708,513
	PIPELINES - 0.5%
77,380	Kinder Morgan, Inc.	1,482,601
7,371	ONEOK, Inc.	384,471
12,060	TransCanada Corp.	574,900
		2,441,972
	REAL ESTATE INVESTMENT TRUSTS - 2.4%
10,559	Alexandria Real Estate Equities, Inc.	1,272,043
24,662	American Tower Corp.	3,263,276
25,129	Apartment Investment & Management Co.	1,079,793
15,675	Crown Castle International Corp.	1,570,322
2,438	Equinix, Inc.	1,046,292
33,800	Invitation Homes, Inc.	731,094
6,691	Outfront Media, Inc.	154,696
13,086	Prologis, Inc.	767,363
5,402	Simon Property Group, Inc.	873,828
		10,758,707
	RETAIL - 2.1%
13,075	Advance Auto Parts, Inc.	1,524,414
10,813	Costco Wholesale Corp.	1,729,323
14,495	L Brands, Inc.	781,136
9,315	McDonald’s Corp.	1,426,685
4,735	O’Reilly Automotive, Inc. *	1,035,734
13,320	TJX Cos, Inc. (The)	961,305
27,003	Walgreens Boots Alliance, Inc.	2,114,605
2,016	Wingstop, Inc. *	62,294
		9,635,496

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Shares				Value
	SEMICONDUCTORS - 2.1%
10,165	Broadcom Ltd.			$2,368,953
17,952	Microchip Technology, Inc.			1,385,535
35,318	Micron Technology, Inc. *			1,054,596
15,173	NVIDIA Corp			2,193,409
44,840	QUALCOMM, Inc.			2,476,065
				9,478,558
	SOFTWARE - 2.3%
7,383	Adobe Systems, Inc. *			1,044,252
14,710	Atlassian Corp PLC *			517,498
5,855	Autodesk, Inc. *			590,301
6,126	Guidewire Software, Inc. *			420,918
7,560	HubSpot, Inc. *			497,070
51,168	Microsoft Corp.			3,527,010
13,019	salesforce.com, Inc. *			1,127,445
12,000	ServiceNow, Inc. *			1,272,000
3,587	Splunk, Inc. *			204,064
9,216	SS&C Technologies Holdings, Inc.			353,987
10,292	Workday, Inc. *			998,324
				10,552,869
	TELECOMMUNICATIONS - 0.4%
13,327	Arista Networks, Inc. *			1,996,251

	TEXTILES - 0.3%
5,502	Mohawk Industries, Inc. *			1,329,778

	TRANSPORTATION - 0.7%
6,404	FedEx Corp.			1,391,781
1,260	JB Hunt Transport Services, Inc.			115,139
2,887	Kirby Corp. *			192,996
12,878	Knight Transportation, Inc.			477,130
6,723	Norfolk Southern Corp.			818,189
5,925	Schneider National, Inc.			132,542
				3,127,777
	TOTAL COMMON STOCKS (Cost - $232,006,429)			281,209,366

		Coupon Rate (%)	Maturity
	PREFERRED STOCK - 0.0% **
	TELECOMMUNICATIONS - 0.0% **
3,000	Verizon Communications, Inc. (Cost $75,000)	5.90	2/15/2054	80,760

	EXCHANGE TRADED FUND - 1.7%
	EQUITY FUND - 1.7%
31,211	SPDR S&P 500 ETF Trust (Cost - $6,970,288)			7,546,820

Principal Amount		Coupon Rate (%)	Maturity
	ASSET BACKED SECURITIES - 3.9%
$100,000	Ally Master Owner Trust	1.60	10/15/2019	100,029
42,373	AmeriCredit Automobile Receivables Trust 2014-1	1.68	7/8/2019	42,380
120,000	AmeriCredit Automobile Receivables Trust 2014-1	2.15	3/9/2020	120,320
123,278	AmeriCredit Automobile Receivables Trust 2014-2	1.60	7/8/2019	123,303
90,000	AmeriCredit Automobile Receivables Trust 2017-1	1.51	5/18/2020	89,963
110,000	AmeriCredit Automobile Receivables Trust 2017-2	1.65	9/18/2020	109,991
250,000	Apidos CLO XXI (a)++	2.59	7/18/2027	252,108
350,000	Apidos CLO XX II (a)++	3.21	10/20/2027	351,568
100,000	ARI Fleet Lease Trust 2017-A (a)	1.91	4/15/2026	99,964
345,000	Atlas Senior Loan Fund Ltd. (a)++	0.00	1/16/2030	345,000
300,000	Atrium XII (a)++	3.40	10/22/2026	300,538

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 3.9% (Continued)
$320,000	Avery Point IV CLO Ltd. (a)++	2.76	4/25/2026	$319,999
300,000	Babson CLO Ltd. 2013-I (a)++	2.26	4/20/2025	300,447
270,000	Babson CLO Ltd. 2015-I (a)++	2.59	4/20/2027	270,688
300,000	Ballyrock CLO 2016-1 Ltd. (a)++	2.89	10/15/2028	303,603
190,173	Bayview Opportunity Master Fund IVa Trust 2017-SPL1 (a)++	4.00	10/28/2064	187,186
145,101	Bayview Opportunity Master Fund IVb Trust 2017-SPL3 (a)++	4.00	11/28/2053	150,106
151,847	Bayview Opportunity Master Fund IVb Trust 2017-SPL4 (a)++	3.50	1/28/2055	155,728
205,000	Bayview Opportunity Master Fund IVa Trust 2017-SPL5 (a)++	3.50	6/28/2057	211,282
325,000	BlueMountain CLO 2015-3 Ltd. (a)++	2.64	10/20/2027	325,597
148,976	Capital Auto Receivables Asset Trust 2015-3	1.72	1/22/2019	149,050
385,000	CARDS II Trust (a)++	1.86	7/15/2021	386,683
495,000	Carlyle Global Market Strategies CLO 2014-5 Ltd. (a)++	2.30	10/16/2025	495,026
225,000	CarMax Auto Owner Trust 2013-4	1.71	7/15/2019	225,148
100,000	CarMax Auto Owner Trust 2013-4	1.95	9/16/2019	100,185
250,000	Cent CLO 20 Ltd. (a)++	2.26	1/25/2026	249,998
250,000	Cent CLO 21 Ltd. (a)++	2.38	7/27/2026	249,998
255,000	Chesapeake Funding II LLC (a)++	1.68	5/15/2029	254,855
413,849	Chesapeake Funding II LLC (a)++	2.23	6/15/2028	415,796
78,323	Chrysler Capital Auto Receivables Trust 2013-A (a)	1.83	3/15/2019	78,340
80,000	Chrysler Capital Auto Receivables Trust 2013-B (a)	1.78	6/17/2019	80,022
325,000	Chrysler Capital Auto Receivables Trust 2014-B (a)	1.76	12/16/2019	325,319
90,000	Chrysler Capital Auto Receivables Trust 2015-A (a)	1.55	2/18/2020	90,013
360,000	CIFC Funding 2014 Ltd. (a)++	2.76	4/18/2025	360,131
350,000	CIFC Funding 2014-II Ltd. (a)++	2.39	5/24/2026	350,133
185,000	CNH Equipment Trust 2013-D	1.75	4/15/2021	185,091
250,000	CNH Equipment Trust 2015-C	1.66	11/16/2020	250,237
73,312	DB Master Finance LLC 2015-1 (a)	3.26	2/20/2045	73,767
182,918	Drive Auto Receivables Trust 2017-A (a)	1.48	3/15/2019	182,858
265,000	Dryden 41 Senior Loan Fund (a)++	3.45	1/15/2028	266,982
160,000	Enterprise Fleet Financing LLC (a)	1.97	1/20/2023	159,992
450,000	Evergreen Credit Card Trust Series 2016-1 (a)++	1.95	4/15/2020	451,937
7,261	Exeter Automobile Receivables Trust 2015-2 (a)	1.54	11/15/2019	7,260
19,093	First Investors Auto Owner Trust 2014-1 (a)	1.49	1/15/2020	19,090
135,000	First Investors Auto Owner Trust 2014-1 (a)	2.26	1/15/2020	135,269
40,152	First Investors Auto Owner Trust 2014-3 (a)	1.67	11/16/2020	40,123
55,000	First Investors Auto Owner Trust 2014-3 (a)	2.39	11/16/2020	54,885
78,876	First Investors Auto Owner Trust 2017-1 (a)	1.69	4/15/2021	78,819
100,000	Ford Credit Auto Owner Trust 2014-A	1.90	9/15/2019	100,187
280,000	Ford Credit Floorplan Master Owner Trust A	1.75	7/15/2021	278,214
145,000	Ford Credit Floorplan Master Owner Trust A	1.77	8/15/2020	145,189
100,000	Ford Credit Floorplan Master Owner Trust A (a)	2.09	3/15/2022	100,297
100,000	Ford Credit Floorplan Master Owner Trust A	2.31	2/15/2021	100,573
275,000	Galaxy XIX CLO Ltd (a)++	2.70	1/24/2027	274,999
175,000	GreatAmerica Leasing Receivables Funding LLC Series 2017-1 (a)	2.36	1/20/2023	175,365
300,000	Highbridge Loan Management 6-2015 Ltd. (a)++	2.62	5/5/2027	300,206
13,878	Hyundai Auto Receivables Trust 2013-B	1.45	2/15/2019	13,878
91,000	Hyundai Auto Receivables Trust 2013-B	1.71	2/15/2019	91,026
167,000	Hyundai Auto Receivables Trust 2014-B	2.10	11/15/2019	167,217
300,000	Madison Park Funding XI Ltd. (a)++	2.43	10/23/2025	300,055
250,000	Madison Park Funding XV Ltd. (a)++	2.67	1/27/2026	249,998
255,000	Mercedes-Benz Master Owner Trust 2017-A (a)++	1.46	5/16/2021	255,239
134,260	MMAF Equipment Finance LLC 2016-A (a)	1.39	12/17/2018	134,207
140,000	MMAF Equipment Finance LLC 2016-A (a)	2.21	12/15/2032	139,182
140,000	MMAF Equipment Finance LLC 2017-A (a)	1.73	5/18/2020	139,983

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	ASSET BACKED SECURITIES - 3.9% (Continued)
$109,846	Nationstar HECM Loan Trust 2017-1 (a)	1.97	5/25/2027	$109,856
81,557	NYCTL 2016-A Trust (a)	1.47	11/10/2029	81,046
300,000	Octagon Investment Partners XVI Ltd. (a)++	2.42	7/17/2025	300,307
100,000	OneMain Financial Issuance Trust 2016-1 (a)	3.66	2/20/2029	102,284
170,000	OneMain Financial Issuance Trust 2016-2 (a)	4.10	3/20/2028	173,820
100,000	Prestige Auto Receivables Trust 2014-1 (a)	1.91	4/15/2020	100,011
45,000	Santander Drive Auto Receivables Trust 2013-2	2.57	3/15/2019	45,114
149,841	Santander Drive Auto Receivables Trust 2013-5	2.25	6/17/2019	150,096
45,982	Santander Drive Auto Receivables Trust 2014-1	2.36	4/15/2020	46,091
32,171	Santander Drive Auto Receivables Trust 2015-1	1.97	11/15/2019	32,190
275,000	Securitized Term Auto Receivables Trust 2016-1 (a)	1.52	3/25/2020	273,315
325,000	Shackleton 2015-VIII CLO Ltd. (a)++	2.67	10/20/2027	325,169
325,000	Sound Point Clo XII Ltd. (a)++	2.82	10/20/2028	326,293
165,000	Springleaf Funding Trust 2015-A (a)	3.16	11/15/2024	166,608
305,000	SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes 2016-T1 (a)	2.53	11/16/2048	303,664
170,816	Towd Point Mortgage Trust 2016-3 (a)++	2.25	4/25/2056	169,444
276,997	Towd Point Mortgage Trust 2017-1 (a)++	2.75	10/25/2056	276,333
98,400	Towd Point Mortgage Trust 2017-2 (a)++	2.75	4/25/2057	98,179
620,000	Trillium Credit Card Trust II (a)++	1.94	5/26/2021	622,581
350,000	United Auto Credit Securitization Trust 2017-1 (a)	1.89	5/10/2019	349,996
290,000	United Auto Credit Securitization Trust 2017-1 (a)	2.40	11/12/2019	289,982
105,000	Volvo Financial Equipment LLC Series 2017-1 (a)	1.92	3/15/2021	105,145
300,000	Webster Park CLO Ltd. (a)++	3.41	1/20/2027	301,068
37,183	Westlake Automobile Receivables Trust 2015-2 (a)	1.83	1/15/2021	37,182
83,490	Westlake Automobile Receivables Trust 2016-2 (a)	1.57	6/17/2019	83,480
200,000	Westlake Automobile Receivables Trust 2017-1 (a)	1.78	4/15/2020	200,074
	TOTAL ASSET BACKED SECURITIES (Cost - $17,867,861)			17,911,950

	CORPORATE BONDS - 12.5%
	ADVERTISING - 0.0% **
140,000	Omnicom Group, Inc.	3.60	4/15/2026	140,861

	AEROSPACE/DEFENSE - 0.1%
100,000	BAE Systems Holdings, Inc. (a)	3.85	12/15/2025	104,047
50,000	Lockheed Martin Corp.	2.50	11/23/2020	50,686
147,000	Lockheed Martin Corp.	4.07	12/15/2042	150,253
30,000	Lockheed Martin Corp.	4.50	5/15/2036	32,718
75,000	Lockheed Martin Corp.	4.70	5/15/2046	84,273
50,000	Lockheed Martin Corp.	4.85	9/15/2041	56,621
125,000	Lockheed Martin Corp.	6.15	9/1/2036	162,462
				641,060
	AGRICULTURE - 0.2%
230,000	BAT International Finance PLC (a)	2.75	6/15/2020	233,004
20,000	BAT International Finance PLC (a)	3.50	6/15/2022	20,613
216,000	Cargill, Inc. (a)	4.76	11/23/2045	247,254
475,000	Imperial Brands Finance PLC (a)	3.75	7/21/2022	494,540
				995,411
	AUTO MANUFACTURERS - 0.4%
315,000	Daimler Finance North America LLC (a)	2.20	5/5/2020	314,998
105,000	Ford Motor Co.	4.35	12/8/2026	108,091

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	AUTO MANUFACTURERS - 0.4% (Continued)
$475,000	Ford Motor Credit Co. LLC	3.10	5/4/2023	$469,305
100,000	Ford Motor Credit Co. LLC	6.63	8/15/2017	100,548
600,000	General Motors Financial Co., Inc.	3.70	5/9/2023	609,276
165,000	General Motors Financial Co., Inc.	3.95	4/13/2024	167,343
100,000	Nissan Motor Acceptance Corp. (a)	2.65	9/26/2018	101,013
				1,870,574
	BANKS - 3.0%
135,000	Bank of America Corp.	2.25	4/21/2020	135,055
640,000	Bank of America Corp.	2.63	10/19/2020	646,453
160,000	Bank of America Corp.	4.20	8/26/2024	166,097
380,000	Bank of New York Mellon Corp. ++	2.22	10/30/2023	388,548
300,000	Banque Federative du Credit Mutuel SA (a)	2.75	10/15/2020	304,760
405,000	Barclays PLC	3.20	8/10/2021	410,821
100,000	Barclays Bank PLC	5.14	10/14/2020	107,029
150,000	BB&T Corp.	2.45	1/15/2020	151,676
50,000	BNP Paribas SA	2.38	9/14/2017	50,084
280,000	BNP Paribas SA (a)	2.95	5/23/2022	282,788
600,000	BPCE SA (a)	5.15	7/21/2024	641,021
105,000	Capital One Financial Corp.	4.20	10/29/2025	105,876
70,000	Citigroup, Inc.	3.30	4/27/2025	70,021
300,000	Citigroup, Inc.	3.50	5/15/2023	304,374
50,000	Citigroup, Inc.	4.05	7/30/2022	52,269
55,000	Citigroup, Inc.	5.50	9/13/2025	61,161
185,000	Citizens Financial Group, Inc.	4.30	12/3/2025	192,882
200,000	Credit Agricole SA (a)	4.38	3/17/2025	207,300
285,000	Credit Suisse AG (a)	3.57	1/9/2023	292,050
50,000	Credit Suisse AG	5.40	1/14/2020	53,692
250,000	Credit Suisse Group Funding Guernsey Ltd.	3.13	12/10/2020	254,702
395,000	Credit Suisse Group Funding Guernsey Ltd.	3.80	9/15/2022	410,397
345,000	Deutsche Bank AG	4.25	10/14/2021	361,616
525,000	Discover Bank	3.10	6/4/2020	534,998
300,000	Fifth Third Bank	2.15	8/20/2018	301,261
130,000	Goldman Sachs Group, Inc. (The)	2.63	4/25/2021	130,258
200,000	Goldman Sachs Group, Inc. (The)	3.50	1/23/2025	202,173
85,000	Goldman Sachs Group, Inc. (The)	4.75	10/21/2045	94,049
55,000	Goldman Sachs Group, Inc. (The)	4.80	7/8/2044	60,990
50,000	Goldman Sachs Group, Inc. (The)	6.75	10/1/2037	64,902
305,000	HSBC Holdings PLC	3.40	3/8/2021	313,478
200,000	HSBC Holdings PLC	3.60	5/25/2023	206,682
60,000	HSBC Holdings PLC	4.00	3/30/2022	63,282
200,000	HSBC Holdings PLC ++	4.04	3/13/2028	207,156
250,000	Huntington Bancshares, Inc.	3.15	3/14/2021	254,931
250,000	Huntington National Bank	2.40	4/1/2020	251,668
200,000	ING Groep NV	3.95	3/29/2027	207,969
400,000	JPMorgan Chase & Co.	2.95	10/1/2026	386,040
70,000	Morgan Stanley	3.13	7/27/2026	68,057
300,000	Morgan Stanley	3.63	1/20/2027	302,157
110,000	Morgan Stanley	3.88	4/29/2024	114,322
455,000	Morgan Stanley	4.35	9/8/2026	473,035
900,000	NBK SPC Ltd. (a)	2.75	5/30/2022	890,122
400,000	PNC Bank NA	2.60	7/21/2020	405,662
50,000	PNC Financial Services Group, Inc. (The)	3.90	4/29/2024	52,219
120,000	Santander Holdings USA, Inc.	2.65	4/17/2020	119,693
400,000	Santander Holdings USA, Inc. (a)	3.70	3/28/2022	405,169

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	BANKS - 3.0% (Continued)
$300,000	Santander UK PLC	2.00	8/24/2018	$300,536
300,000	Santander UK PLC (a)	5.00	11/7/2023	321,605
200,000	Skandinaviska Enskilda Banken AB (a)	2.45	5/27/2020	201,598
350,000	State Street Corp.	3.55	8/18/2025	364,456
250,000	UBS Group Funding Switzerland AG (a)	2.95	9/24/2020	255,392
225,000	UBS Group Funding Switzerland AG (a)	3.00	4/15/2021	228,451
150,000	Wells Fargo & Co.	3.00	2/19/2025	147,672
35,000	Wells Fargo & Co.	4.10	6/3/2026	36,241
270,000	Wells Fargo & Co.	4.75	12/7/2046	288,272
				13,905,168
	BEVERAGES - 0.1%
260,000	Anheuser-Busch InBev Finance, Inc.	3.65	2/1/2026	267,870
70,000	Anheuser-Busch InBev Finance, Inc.	4.90	2/1/2046	79,005
55,000	Anheuser-Busch InBev Worldwide, Inc.	3.75	7/15/2042	53,232
45,000	Constellation Brands, Inc.	2.70	5/9/2022	44,945
				445,052
	BIOTECHNOLOGY - 0.3%
740,000	Amgen, Inc.	2.65	5/11/2022	742,470
25,000	Amgen, Inc.	4.56	6/15/2048	26,304
130,000	Biogen, Inc.	2.90	9/15/2020	132,606
70,000	Celgene Corp.	3.55	8/15/2022	72,871
375,000	Celgene Corp.	3.63	5/15/2024	388,444
90,000	Gilead Sciences, Inc.	2.55	9/1/2020	91,297
				1,453,992
	CHEMICALS - 0.2%
300,000	Agrium, Inc.	3.15	10/1/2022	306,064
55,000	Agrium, Inc.	7.13	5/23/2036	72,298
150,000	LYB International Finance BV	4.88	3/15/2044	158,841
40,000	Monsanto Co.	3.38	7/15/2024	40,581
				577,784
	COMMERCIAL SERVICES - 0.2%
500,000	ERAC USA Finance, LLC (a)	3.30	10/15/2022	511,541
355,000	Total System Services, Inc.	3.80	4/1/2021	369,686
				881,227
	COMPUTERS - 0.1%
15,000	Apple, Inc.	2.45	8/4/2026	14,343
120,000	Apple, Inc.	3.00	2/9/2024	121,820
105,000	Apple, Inc.	3.25	2/23/2026	106,880
				243,043
	DIVERSIFIED FINANCIAL SERVICES - 0.3%
50,000	American Express Co.	1.55	5/22/2018	49,987
200,000	GE Capital International Funding Co. Unlimited Co.	4.42	11/15/2035	217,678
120,000	GTP Acquisition Partners I LLC (a)	2.35	6/15/2020	118,645
285,000	LeasePlan Corp NV (a)	2.88	1/22/2019	285,903
350,000	Private Export Funding Corp.	3.25	6/15/2025	364,527
155,000	Synchrony Financial	2.60	1/15/2019	155,828
15,000	Synchrony Financial	2.70	2/3/2020	15,076
205,000	Synchrony Financial	3.75	8/15/2021	210,561
				1,418,205

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	ELECTRIC - 1.5%
$200,000	Appalachian Power Co.	3.40	6/1/2025	$205,400
150,000	Berkshire Hathaway Energy Co.	4.50	2/1/2045	162,395
60,000	Consolidated Edison Co. of New York, Inc.	4.63	12/1/2054	66,214
195,000	Dominion Energy, Inc.	2.58	7/1/2020	196,007
160,000	Dominion Energy, Inc. #	2.96	7/1/2019	162,392
230,000	Dominion Energy, Inc. #	4.10	4/1/2021	241,403
70,000	Duke Energy Corp.	2.65	9/1/2026	66,481
225,000	Duke Energy Corp.	3.75	4/15/2024	235,141
175,000	Duke Energy Carolinas LLC	6.10	6/1/2037	226,105
55,000	Emera US Finance LP	2.70	6/15/2021	55,084
190,000	Entergy Corp.	2.95	9/1/2026	181,937
140,000	Entergy Louisiana LLC	3.12	9/1/2027	139,521
10,000	Eversource Energy	3.15	1/15/2025	10,029
370,000	FirstEnergy Corp.	3.90	7/15/2027	371,183
265,000	Fortis, Inc. (a)	3.06	10/4/2026	255,723
175,000	Georgia Power Co.	5.95	2/1/2039	215,277
450,000	NextEra Energy Capital Holdings, Inc.	2.06	9/1/2017	450,210
310,000	NextEra Energy Capital Holdings, Inc.	3.55	5/1/2027	314,924
200,000	Oglethorpe Power Corp.	5.25	9/1/2050	215,983
51,000	Oncor Electric Delivery Co. LLC	2.95	4/1/2025	50,915
160,000	Oncor Electric Delivery Co. LLC	4.10	6/1/2022	170,344
75,000	Pacific Gas & Electric Co.	3.40	8/15/2024	77,346
50,000	PPL Capital Funding, Inc.	3.50	12/1/2022	51,668
326,000	SCANA Corp.	4.13	2/1/2022	327,925
695,000	SCANA Corp.	4.75	5/15/2021	723,672
300,000	SCANA Corp.	6.25	4/1/2020	324,811
30,000	South Carolina Electric & Gas Co.	4.60	6/15/2043	31,124
150,000	South Carolina Electric & Gas Co.	5.10	6/1/2065	165,699
75,000	South Carolina Electric & Gas Co.	6.05	1/15/2038	91,141
225,000	Southern Co. (The)	2.75	6/15/2020	227,617
290,000	Southern Co. (The)	2.95	7/1/2023	288,141
270,000	State Grid Overseas Investment 2016 Ltd. (a)	2.75	5/4/2022	268,728
270,000	State Grid Overseas Investment 2016 Ltd. (a)	3.50	5/4/2027	269,523
				6,840,063
	ENGINEERING & CONSTRUCTION - 0.1%
50,000	SBA Tower Trust (a)	2.90	10/8/2019	50,255
255,000	SBA Tower Trust (a)	3.16	10/8/2020	257,032
				307,287
	FOOD - 0.3%
105,000	Kraft Heinz Foods Co.	3.00	6/1/2026	100,490
165,000	Kraft Heinz Foods Co.	3.50	7/15/2022	170,113
175,000	Kraft Heinz Foods Co.	4.38	6/1/2046	171,383
375,000	Kroger Co. (The)	2.95	11/1/2021	378,114
125,000	Kroger Co. (The)	4.45	2/1/2047	120,488
240,000	Sigma Alimentos SA de CV (a)	4.13	5/2/2026	243,840
15,000	Tyson Foods, Inc.	2.65	8/15/2019	15,189
				1,199,617
	GAS - 0.2%
125,000	Dominion Gas Holdings LLC	3.60	12/15/2024	127,843
275,000	KeySpan Gas East Corp. (a)	2.74	8/15/2026	265,417
340,000	Sempra Energy	3.25	6/15/2027	335,048
				728,308

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	HEALTHCARE-PRODUCTS - 0.2%
$325,000	Boston Scientific Corp.	3.38	5/15/2022	$334,560
205,000	Medtronic, Inc.	3.50	3/15/2025	213,254
75,000	Medtronic, Inc.	4.38	3/15/2035	81,920
				629,734
	HEALTHCARE-SERVICES - 0.5%
210,000	Aetna, Inc.	2.80	6/15/2023	209,636
75,000	Anthem, Inc.	3.50	8/15/2024	77,094
150,000	Anthem, Inc.	4.65	8/15/2044	162,472
15,000	Ascension Health	4.85	11/15/2053	17,375
183,000	Catholic Health Initiatives	2.95	11/1/2022	178,934
25,000	Catholic Health Initiatives	4.20	8/1/2023	25,383
120,000	Catholic Health Initiatives	4.35	11/1/2042	108,307
100,000	City of Hope (The)	5.62	11/15/2043	123,273
25,000	Dignity Health	3.81	11/1/2024	25,651
295,000	Kaiser Foundation Hospitals	3.50	4/1/2022	307,983
30,000	Memorial Sloan-Kettering Cancer Center	4.20	7/1/2055	30,932
50,000	Memorial Sloan-Kettering Cancer Center	5.00	7/1/2042	58,189
625,000	SSM Health Care Corp.	3.82	6/1/2027	640,470
300,000	United Health Group, Inc.	2.88	3/15/2023	304,606
45,000	United Health Group, Inc.	3.35	7/15/2022	46,981
75,000	United Health Group, Inc.	3.75	7/15/2025	78,994
				2,396,280
	INSURANCE - 0.4%
50,000	American International Group, Inc.	4.88	6/1/2022	54,863
190,000	Berkshire Hathaway, Inc.	2.75	3/15/2023	192,517
50,000	Chubb INA Holdings, Inc.	2.30	11/3/2020	50,285
75,000	Chubb INA Holdings, Inc.	3.35	5/15/2024	77,662
250,000	Hartford Financial Services Group, Inc. (The)	5.50	3/30/2020	271,663
275,000	Jackson National Life Global Funding (a)	3.25	1/30/2024	278,645
195,000	Metropolitan Life Global Funding (a)	2.65	4/8/2022	195,623
150,000	Principal Financial Group, Inc.	3.40	5/15/2025	153,090
125,000	Teachers Insurance & Annuity Association of America (a)	4.90	9/15/2044	139,910
290,000	Trinity Acquisition PLC	4.40	3/15/2026	302,823
				1,717,081
	INTERNET - 0.2%
400,000	Alibaba Group Holding Ltd.	2.50	11/28/2019	403,037
265,000	Amazon.com, Inc.	4.80	12/5/2034	305,068
				708,105
	LODGING - 0.1%
325,000	Marriott International, Inc.	2.30	1/15/2022	320,723
225,000	Marriott International, Inc.	2.88	3/1/2021	228,319
				549,042
	MACHINERY - CONSTRUCTION AND MINING - 0.0% **
45,000	Caterpillar, Inc.	4.30	5/15/2044	48,532

	MEDIA - 0.3%
50,000	21st Century Fox America, Inc.	3.70	9/15/2024	52,270
175,000	Charter Communications Operating LLC	4.46	7/23/2022	186,457
60,000	Charter Communications Operating LLC	6.48	10/23/2045	72,013
100,000	Comcast Corp.	6.40	3/1/2040	134,076
275,000	Cox Communications, Inc. (a)	4.80	2/1/2035	268,923
15,000	Cox Communications, Inc. (a)	6.45	12/1/2036	16,469
100,000	NBCUniversal Media, LLC	2.88	1/15/2023	101,556
250,000	Sky PLC (a)	3.75	9/16/2024	256,798

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	MEDIA - 0.3% (Continued)
$275,000	Time Warner, Inc.	4.88	3/15/2020	$293,941
50,000	Viacom, Inc.	4.25	9/1/2023	52,196
				1,434,699
	MINING - 0.0% **
275,000	Glencore Finance Canada Ltd. (a)	4.25	10/25/2022	284,891

	MISCELLANEOUS MANUFACTURING - 0.1%
10,000	Parker-Hannifin Corp.	4.45	11/21/2044	10,940
111,000	Pentair Finance SA	2.90	9/15/2018	112,146
250,000	Siemens Financieringsmaatschappij NV (a)	2.90	5/27/2022	255,116
				378,202
	OIL & GAS - 0.9%
240,000	Anadarko Petroleum Corp.	4.85	3/15/2021	256,162
200,000	BG Energy Capital PLC (a)	4.00	10/15/2021	212,123
105,000	BP Capital Markets PLC	3.25	5/6/2022	108,012
35,000	ConocoPhillips Co.	2.88	11/15/2021	35,562
105,000	ConocoPhillips Co.	3.35	5/15/2025	106,677
70,000	ConocoPhillips Co.	4.20	3/15/2021	74,217
20,000	ConocoPhillips Co.	4.95	3/15/2026	22,274
8,000	ConocoPhillips Co.	5.75	2/1/2019	8,468
325,000	Devon Energy Corp.	3.25	5/15/2022	322,999
130,000	Marathon Oil Corp.	2.70	6/1/2020	128,853
50,000	Marathon Oil Corp.	5.90	3/15/2018	51,281
170,000	Noble Energy, Inc.	4.15	12/15/2021	179,126
95,000	Petroleos Mexicanos (a)	5.38	3/13/2022	100,011
775,000	Petroleos Mexicanos	5.50	1/21/2021	812,975
175,000	Petroleos Mexicanos	6.75	9/21/2047	176,729
170,000	Phillips 66	4.88	11/15/2044	182,224
225,000	Pioneer Natural Resources Co.	7.50	1/15/2020	253,226
180,000	Shell International Finance BV	4.13	5/11/2035	187,411
230,000	Sinopec Group Overseas Development 2015 Ltd. (a)	2.50	4/28/2020	231,083
435,000	Sinopec Group Overseas Development 2015 Ltd. (a)	3.00	4/12/2022	438,497
				3,887,910
	OIL & GAS SERVICES - 0.0% **
110,000	Schlumberger Holdings Corp. (a)	3.00	12/21/2020	112,002

	PHARMACEUTICALS - 0.7%
375,000	AbbVie, Inc.	1.80	5/14/2018	375,473
50,000	AbbVie, Inc.	3.20	11/6/2022	51,283
85,000	Allergan Funding SCS	3.00	3/12/2020	86,804
20,000	Allergan Funding SCS	3.45	3/15/2022	20,616
50,000	Allergan Funding SCS	3.85	6/15/2024	52,159
355,000	Allergan Funding SCS	4.55	3/15/2035	378,901
275,000	Bayer US Finance LLC (a)	2.38	10/8/2019	277,189
155,000	Cardinal Health, Inc.	3.08	6/15/2024	155,374
170,000	Cardinal Health, Inc.	3.20	3/15/2023	173,349
35,000	Cardinal Health, Inc.	4.50	11/15/2044	35,457
95,000	EMD Finance LLC (a)	2.95	3/19/2022	96,687
135,000	EMD Finance LLC (a)	3.25	3/19/2025	135,475
100,000	Forest Laboratories LLC (a)	5.00	12/15/2021	109,180
150,000	Merck & Co., Inc.	2.75	2/10/2025	149,518
220,000	Mylan NV	3.00	12/15/2018	222,970
123,000	Teva Pharmaceutical Finance Co BV	3.65	11/10/2021	127,013
750,000	Teva Pharmaceutical Finance Netherlands III BV	2.80	7/21/2023	729,484
145,000	Teva Pharmaceutical Finance Netherlands III BV	4.10	10/1/2046	133,557
				3,310,489

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	PIPELINES - 0.4%
$65,000	Columbia Pipeline Group, Inc.	2.45	6/1/2018	$65,298
175,000	Columbia Pipeline Group, Inc.	4.50	6/1/2025	186,285
120,000	Energy Transfer Partners LP	3.60	2/1/2023	120,556
90,000	Energy Transfer Partners LP	7.60	2/1/2024	104,917
95,000	Enterprise Products Operating LLC	3.95	2/15/2027	98,193
130,000	Enterprise Products Operating LLC	5.10	2/15/2045	142,755
100,000	Phillips 66 Partners LP	3.61	2/15/2025	99,026
30,000	Regency Energy Partners LP / Regency Energy Finance Corp.	4.50	11/1/2023	31,129
195,000	Sunoco Logistics Partners Operations LP	4.40	4/1/2021	204,893
75,000	Sunoco Logistics Partners Operations LP	3.45	1/15/2023	75,268
131,000	TransCanada PipeLines Ltd.	4.88	1/15/2026	146,529
255,000	Transcanada Trust ++	5.30	3/15/2077	262,140
200,000	Western Gas Partners LP	4.00	7/1/2022	205,018
				1,742,007
	REAL ESTATE INVESTMENT TRUSTS - 0.3%
300,000	American Tower Corp.	3.45	9/15/2021	309,373
86,000	American Tower Corp.	5.00	2/15/2024	95,024
50,000	AvalonBay Communities, Inc.	2.95	9/15/2022	50,613
140,000	Crown Castle International Corp.	3.70	6/15/2026	141,199
150,000	DDR Corp.	4.63	7/15/2022	157,051
75,000	HCP, Inc.	3.88	8/15/2024	76,461
200,000	HCP, Inc.	4.00	6/1/2025	204,870
260,000	Scentre Group Trust 1/Scentre Group Trust 2 (a)	2.38	11/5/2019	260,585
275,000	WEA Finance LLC / Westfield UK & Europe Finance PLC (a)	3.25	10/5/2020	279,858
				1,575,034
	RETAIL - 0.3%
50,000	AutoZone, Inc.	2.88	1/15/2023	49,539
300,000	Auto Zone, Inc.	3.13	7/15/2023	301,482
205,000	Auto Zone, Inc.	3.75	6/1/2027	205,058
250,000	CVS Health Corp.	4.00	12/5/2023	264,078
55,000	CVS Health Corp.	4.88	7/20/2035	61,090
130,000	CVS Health Corp.	5.13	7/20/2045	149,031
100,000	Home Depot, Inc. (The)	2.00	6/15/2019	100,700
200,000	O’Reilly Automotive, Inc.	3.80	9/1/2022	210,271
				1,341,249
	SEMICONDUCTORS - 0.1%
240,000	Broadcom Cayman Finance Ltd. (a)	3.63	1/15/2024	245,520
410,000	Qualcomm, Inc.	2.10	5/20/2020	411,874
				657,394
	SOFTWARE - 0.2%
235,000	Microsoft Corp.	2.40	8/8/2026	226,159
335,000	Microsoft Corp.	2.88	2/6/2024	340,449
180,000	Microsoft Corp.	3.70	8/8/2046	178,117
225,000	Oracle Corp.	2.80	7/8/2021	231,080
				975,805
	SOVEREIGN - 0.3%
320,000	Export-Import Bank of Korea	1.75	5/26/2019	317,814
204,000	Japan Bank for International Cooperation	2.13	6/1/2020	203,977
272,000	Japan Bank for International Cooperation	2.25	2/24/2020	273,176
400,000	Mexico Government International Bond	4.15	3/28/2027	414,200
280,000	State of Qatar	2.38	6/2/2021	273,108
				1,482,275

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	TELECOMMUNICATIONS - 0.3%
$30,000	AT&T, Inc.	3.95	1/15/2025	$30,575
20,000	AT&T, Inc.	4.50	5/15/2035	19,676
110,000	AT&T, Inc.	4.75	5/15/2046	107,866
150,000	Crown Castle Towers LLC (a)	3.22	5/15/2022	152,876
225,000	Orange SA	9.00	3/1/2031	340,327
609,000	Verizon Communications, Inc.	4.52	9/15/2048	576,170
4,000	Verizon Communications, Inc. (a)	4.81	3/15/2039	4,043
				1,231,533
	TOYS/GAMES/HOBBIES - 0.0% **
50,000	Mattel, Inc.	2.35	5/6/2019	49,981

	TRANSPORTATION - 0.1%
260,000	FedEx Corp.	4.55	4/1/2046	273,111
225,000	FedEx Corp.	8.00	1/15/2019	245,276
89,000	Kansas City Southern	4.95	8/15/2045	97,053
				615,440
	TRUCKING & LEASING - 0.1%
150,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	3.20	7/15/2020	153,835
200,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	3.38	2/1/2022	204,877
50,000	Penske Truck Leasing Co LP / PTL Finance Corp. (a)	4.88	7/11/2022	54,621
				413,333

	TOTAL CORPORATE BONDS (Cost $56,065,424)			57,188,670

	COLLATERALIZED MORTGAGE OBLIGATIONS - 0.1%
	WHOLE LOAN COLLATERAL - 0.1%
87,945	Deephaven Residential Mortgage Trust 2017-1 (a)++	2.73	12/26/2046	86,858
185,000	Deephaven Residential Mortgage Trust 2017-2 (a)++	2.45	6/25/2047	182,642
83,012	Mill City Mortgage Loan Trust 2016-1 (a)++	2.50	4/25/2057	81,872
260,148	New Residential Mortgage Loan Trust 2017-3 (a)++	4.00	4/25/2057	258,827

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $627,405)			610,199

	COMMERCIAL MORTGAGE BACKED SECURITIES - 1.2%
155,000	Banc of America Commercial Mortgage Trust 2015-UBS7	3.71	9/15/2048	161,817
525,000	Citigroup Commercial Mortgage Trust 2015-GC35	3.82	11/10/2048	551,155
205,000	Citigroup Commercial Mortgage Trust 2016-P6	3.46	12/10/2049	210,974
130,000	COMM 2013-CCRE8 Mortgage Trust	3.33	6/10/2046	133,978
225,000	CSAIL 2015-C1 Commercial Mortgage Trust	3.51	4/15/2050	231,640
420,000	CSAIL 2015-C2 Commercial Mortgage Trust	3.50	6/15/2057	430,542
405,000	CSAIL 2015-C3 Commercial Mortgage Trust	3.72	8/15/2048	421,390
405,000	CSMC Trust 2017-LSTK (a)	2.76	4/5/2033	408,058
465,000	Fannie Mae Multifamily Remic Trust 2015-M12 ++	2.79	5/25/2025	469,450
104,925	Fannie Mae-Aces ++	1.49	4/25/2024	104,742
300,000	GS Mortgage Securities Trust 2015-GS1	3.73	11/10/2048	315,132
100,000	JP Morgan Chase Commercial Mortgage Securities Trust 2015-JP1	3.91	1/15/2049	106,245
17,021	LB-UBS Commercial Mortgage Trust 2008-C1 ++	6.12	4/15/2041	17,411
56,151	ML-CFC Commercial Mortgage Trust 2007-9	5.70	9/12/2049	56,194
490,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22	3.31	4/15/2048	500,408
100,000	SFAVE Commercial Mortgage Securities Trust 2015-5AVE (a)++	4.14	1/5/2043	100,749
260,000	SG Commercial Mortgage Securities Trust 2016-C5	3.06	10/10/2048	256,019
125,000	Wells Fargo Commercial Mortgage Trust 2015-LC22	3.84	9/15/2058	131,867
250,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1	3.15	5/15/2048	251,840
400,000	Wells Fargo Commercial Mortgage Trust 2017-C38	3.45	7/15/2050	409,224
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost - $5,270,190)			5,268,835

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	MORTGAGE BACKED SECURITIES - 8.1%
	FEDERAL HOME LOAN MORTGAGE CORP. - 3.9%
$200,000	Freddie Mac +^	3.00	10/15/2031	$205,375
2,100,000	Freddie Mac +^	3.00	1/15/2047	2,095,734
325,000	Freddie Mac +^	4.00	12/15/2045	341,707
200,000	Freddie Mac +^	4.00	1/15/2046	209,875
175,000	Freddie Mac +^	4.50	7/15/2044	187,496
50,000	Freddie Mac +^	5.00	6/15/2040	54,352
50,000	Freddie Mac +^	5.50	4/15/2039	54,984
24,414	Freddie Mac Gold Pool	2.50	10/1/2028	24,802
96,943	Freddie Mac Gold Pool	2.50	12/1/2031	97,540
1,516,360	Freddie Mac Gold Pool	3.00	11/1/2046	1,517,083
3,227,011	Freddie Mac Gold Pool	3.00	12/1/2046	3,222,552
393,150	Freddie Mac Gold Pool	3.00	12/1/2046	393,338
977,241	Freddie Mac Gold Pool	3.00	12/1/2046	975,891
195,618	Freddie Mac Gold Pool	3.00	1/1/2047	195,348
12,957	Freddie Mac Gold Pool	3.00	9/1/2028	13,311
47,498	Freddie Mac Gold Pool	3.00	2/1/2043	47,520
2,068,576	Freddie Mac Gold Pool	3.00	9/1/2046	2,065,442
124,192	Freddie Mac Gold Pool	3.50	11/1/2034	128,686
36,637	Freddie Mac Gold Pool	3.50	10/1/2043	37,803
3,256,987	Freddie Mac Gold Pool	3.50	12/1/2046	3,347,740
2,625,000	Freddie Mac Gold Pool	3.50	8/1/2047	2,697,491
26,909	Freddie Mac Gold Pool	4.00	8/1/2044	28,315
				17,942,385
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.9%
600,000	Fannie Mae +^	2.50	1/25/2032	603,094
1,475,000	Fannie Mae +^	3.00	10/25/2031	1,513,719
200,000	Fannie Mae +^	3.50	11/25/2027	208,094
2,175,000	Fannie Mae +^	3.50	6/25/2046	2,233,793
2,000,000	Fannie Mae +^	3.50	6/25/2046	2,050,625
100,000	Fannie Mae +^	4.00	10/25/2025	103,219
800,000	Fannie Mae +^	4.00	4/25/2046	839,625
825,000	Fannie Mae +^	4.00	5/25/2046	867,281
375,000	Fannie Mae +^	4.50	9/25/2044	402,305
300,000	Fannie Mae +^	4.50	10/25/2044	321,469
375,000	Fannie Mae +^	5.00	2/25/2040	409,629
300,000	Fannie Mae +^	5.50	2/25/2039	332,062
75,000	Fannie Mae +^	6.00	9/25/2038	84,328
153,465	Fannie Mae Pool	2.47	5/1/2025	152,340
32,148	Fannie Mae Pool	2.50	4/1/2028	32,658
69,076	Fannie Mae Pool	2.50	2/1/2030	69,469
170,757	Fannie Mae Pool	2.50	6/1/2030	171,711
287,830	Fannie Mae Pool	2.50	10/1/2031	289,511
194,371	Fannie Mae Pool	2.50	12/1/2031	195,507
310,000	Fannie Mae Pool	2.68	5/1/2025	309,446
400,000	Fannie Mae Pool	2.81	7/1/2025	402,812
110,000	Fannie Mae Pool	2.99	10/1/2025	112,407
21,169	Fannie Mae Pool	3.00	10/1/2028	21,766
93,421	Fannie Mae Pool	3.00	7/1/2043	93,802
2,141,547	Fannie Mae Pool	3.00	1/1/2046	2,139,244
1,932,175	Fannie Mae Pool	3.00	10/1/2046	1,933,690
53,584	Fannie Mae Pool	3.09	10/1/2025	55,026
43,605	Fannie Mae Pool	4.00	11/1/2043	45,888

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	MORTGAGE BACKED SECURITIES - 8.1%
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.9% (Continued)
$803,174	Fannie Mae Pool	4.00	1/1/2046	$845,296
901,421	Fannie Mae Pool	4.00	2/1/2046	948,624
				17,788,440
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.3%
225,000	Ginnie Mae +^	4.00	4/20/2046	236,672
200,000	Ginnie Mae +^	4.00	4/20/2046	210,094
325,000	Ginnie Mae +^	4.50	2/20/2041	345,363
25,000	Ginnie Mae +^	4.50	6/15/2040	26,543
100,000	Ginnie Mae +^	5.00	2/20/2041	107,359
50,000	Ginnie Mae +^	5.00	6/15/2040	54,484
51,367	Ginnie Mae II Pool	3.00	12/20/2042	52,240
56,974	Ginnie Mae II Pool	3.50	7/20/2043	59,230
22,617	Ginnie Mae II Pool	4.00	12/20/2044	23,894
				1,115,879
	TOTAL MORTGAGE BACKED SECURITIES (Cost - $37,023,528)			36,846,704

	MUNICIPAL SECURITIES - 1.2%
115,000	Bay Area Toll Authority	7.04	4/1/2050	176,035
90,000	Chicago O’Hare International Airport	6.40	1/1/2040	122,332
265,000	Chicago Transit Authority	6.90	12/1/2040	337,085
55,000	Chicago Transit Authority	6.90	12/1/2040	69,961
315,000	County of Sacramento CA	5.73	8/15/2023	348,308
165,000	Kansas Development Finance Authority	4.93	4/15/2045	180,574
120,000	Long Island Power Authority	3.88	9/1/2024	125,604
60,000	Los Angeles Community College District	6.60	8/1/2042	87,540
100,000	Metropolitan Transportation Authority	6.81	11/15/2040	139,748
190,000	Municipal Electric Authority of Georgia	6.64	4/1/2057	232,955
230,000	New Jersey Economic Development Authority	3.80	6/15/2018	231,950
85,000	New Jersey Economic Development Authority	3.88	6/15/2019	86,220
70,000	New York City Transitional Finance Authority Building Aid Revenue	6.83	7/15/2040	92,946
640,000	New York State Urban Development Corp	2.10	3/15/2022	638,701
70,000	Port Authority of New York & New Jersey	4.81	10/15/2065	81,120
100,000	Port Authority of New York & New Jersey	5.65	11/1/2040	126,158
120,000	Regents of the University of California Medical Center Pooled Revenue	6.58	5/15/2049	163,043
120,000	Regents of the University of California Medical Center Pooled Revenue	6.55	5/15/2048	162,666
300,000	State of California	7.35	11/1/2039	440,775
50,000	State of California	7.55	4/1/2039	76,336
35,000	State of California	7.60	11/1/2040	54,481
930,000	State of Illinois	5.10	6/1/2033	870,592
15,000	State of Illinois	5.16	2/1/2018	15,155
100,000	State of Illinois	5.20	3/1/2018	101,723
420,000	State of Illinois	5.67	3/1/2018	426,867
35,000	University of California	3.93	5/15/2045	35,929
	TOTAL MUNICIPAL SECURITIES (Cost - $5,285,951)			5,424,804

	U.S. TREASURY SECURITIES - 5.4%
6,390,000	United States Treasury Inflation Indexed Note	0.38	1/15/2027	6,352,873
665,000	United States Treasury Note	1.25	3/31/2021	653,986
1,640,000	United States Treasury Note	1.38	7/31/2018	1,641,409
1,495,000	United States Treasury Note	1.38	12/31/2018	1,495,584
1,020,000	United States Treasury Note	1.38	2/28/2019	1,020,119
725,000	United States Treasury Note	1.38	9/30/2020	719,619
1,465,000	United States Treasury Note	1.50	11/30/2019	1,466,374
235,000	United States Treasury Note	1.75	12/31/2020	235,670

See accompanying notes to financial statements.

Global Atlantic Wellington Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

Principal Amount		Coupon Rate (%)	Maturity	Value
	U.S. TREASURY SECURITIES - 5.4% (Continued)
$2,595,000	United States Treasury Note	2.00	11/30/2020	$2,625,512
200,000	United States Treasury Note	2.38	5/15/2027	201,266
3,815,000	United States Treasury Bond	2.50	2/15/2045	3,560,318
230,000	United States Treasury Bond	2.50	2/15/2046	214,080
1,040,000	United States Treasury Bond	2.50	5/15/2046	967,566
545,000	United States Treasury Bond	2.88	8/15/2045	548,044
690,000	United States Treasury Bond	3.00	11/15/2044	711,994
585,000	United States Treasury Bond	3.00	2/15/2047	603,464
1,580,000	United States Treasury Bond	3.38	5/15/2044	1,745,469
5,000	United States Treasury Bond	3.63	8/15/2043	5,752
5,000	United States Treasury Bond	3.75	11/15/2043	5,878
	TOTAL U.S. TREASURY SECURITIES (Cost - $24,822,713)			24,774,977

Shares
	SHORT-TERM INVESTMENTS - 7.9%
	MONEY MARKET FUND - 7.9%

36,178,916	Fidelity Investors Money Market Funds - Government Portfolio, Institutional Class to yield 0.81% (b,c) (Cost - $36,178,916)			36,178,916

	TOTAL INVESTMENTS - 103.6% (Cost - $422,193,705)(d)			$473,042,001
	OTHER ASSETS LESS LIABILITIES - NET - (3.6)%			(16,381,607)
	TOTAL NET ASSETS - 100.0%			$456,660,394

+	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.

^	Delayed delivery.

*	Non-income producing security.

**	Represents less than 0.05%

++	Variable rate security.

#	Step coupon.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

LP - Limited Partnership

(a)	144(a) - Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. As of June 30, 2017, these securities amounted to $29,475,760 or 6.5% of net assets.

(b)	Money market rate shown represents the rate at June 30, 2017.

(c)	A portion of this security is segragated as collateral for futures contracts.

(d)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $423,317,094 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$56,363,780
Unrealized Depreciation:	(6,638,872)
Net Unrealized Appreciation:	$49,724,908

		Unrealized Appreciation/
Contracts		(Depreciation)
	SHORT FUTURES CONTRACT
6	MSCI Emerging Market E-Mini Future September 2017
	(Underlying Face Amount at Value $302,490)	$(1,735)
57	US 10 Year Note Future September 2017
	(Underlying Face Amount at Value $7,155,267)	25,961
	NET UNREALIZED APPRECIATION OF SHORT FUTURES CONTRACTS	$24,226

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 44.6%
	DEBT FUNDS - 26.7%
30	iShares 1-3 Year Credit Bond ETF	$3,159
37	iShares Core U.S. Aggregate Bond ETF	4,052
		7,211
	EQUITY FUNDS - 17.9%
11	iShares Core MSCI Emerging Markets ETF	550
10	iShares Core S&P 500 ETF	2,434
15	iShares MSCI EAFE Value ETF	775
4	iShares Russell 2000 ETF	564
5	iShares S&P 500 Value ETF	525
		4,848
	TOTAL EXCHANGE TRADED FUNDS (Cost - $11,475)	12,059

	VARIABLE INSURANCE TRUSTS - 54.2%
	DEBT FUNDS - 38.4%
363	American Funds Insurance Series - Bond Fund - Class I	3,942
325	BlackRock High Yield VI Fund - Class I	2,397
299	MFS Research Bond Series - Initial Class	4,032
		10,371
	EQUITY FUNDS - 15.8%
75	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class I	1,033
30	MFS Growth Series - Initial Class	1,379
62	MFS VIT III Mid Cap Value Portfolio - Initial Class	541
7	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares	493
342	Oppenheimer International Growth Fund - Non-Service Shares	808
		4,254
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $14,312)	14,625

	SHORT-TERM INVESTMENTS - 1.2%
	MONEY MARKET FUND - 1.2%
329	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.81% (a)(Cost - $329)	329

	TOTAL INVESTMENTS - 100.0% (Cost - $26,116)(b)	$27,013
	OTHER ASSETS LESS LIABILITIES - NET - (0.0)%^	(6)
	TOTAL NET ASSETS - 100.0%	$27,007

ETF	- Exchange Traded Fund

^	Represents less than 0.05%

(a)	Money market rate shown represents the rate at June 30, 2017.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $26,121 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$1,002
Unrealized Depreciation:	(110)
Net Unrealized Appreciation:	$892

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Global Allocation Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 58.8%
	DEBT FUNDS - 26.9%
26	iShares 1-3 Year Credit Bond ETF	$2,738
22	iShares Core U.S. Aggregate Bond ETF	2,409
16	iShares International Aggregate Bond Fund	829
9	iShares International Treasury Bond ETF	861
12	iShares JP Morgan EM Local Currency Bond ETF *	559
		7,396
	EQUITY FUNDS - 31.9%
27	iShares Core MSCI EAFE ETF	1,644
28	iShares Core MSCI Emerging Markets ETF	1,401
8	iShares Core S&P 500 ETF	1,947
21	iShares Global REIT ETF	535
42	iShares MSCI EAFE Value ETF	2,171
4	iShares Russell 2000 ETF	564
5	iShares S&P 500 Value ETF	525
		8,787
	TOTAL EXCHANGE TRADED FUNDS (Cost - $15,209)	16,183

	VARIABLE INSURANCE TRUSTS - 40.2%
	DEBT FUNDS - 20.5%
123	American Funds Insurance Series - Bond Fund - Class I	1,331
329	BlackRock High Yield VI Fund - Class I	2,428
61	MFS Research Bond Series - Initial Class	816
97	PIMCO Variable Insurance Trust - Foreign Bond Portfolio U.S. Dollar Hedged Fund - Class I	1,078
		5,653
	EQUITY FUNDS - 19.7%
76	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	1,052
24	MFS Growth Series - Initial Class	1,117
63	MFS VIT III Mid Cap Value Portfolio - Initial Class	553
7	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares	502
927	Oppenheimer International Growth Fund - Non-Service Shares	2,187
		5,411
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $10,642)	11,064

	SHORT-TERM INVESTMENTS - 1.0%
	MONEY MARKET FUND - 1.0%
290	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.81% (a)(Cost - $290)	290

	TOTAL INVESTMENTS - 100.0% (Cost - $26,141)(b)	$27,537
	OTHER ASSETS LESS LIABILITIES - NET - (0.0)%^	(5)
	TOTAL NET ASSETS - 100.0%	$27,532

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Global Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

ETF	- Exchange Traded Fund

*	Non-income producing security.

^	Represents less than 0.05%

(a)	Money market rate shown represents the rate at June 30, 2017.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $26,157 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$1,495
Unrealized Depreciation:	(115)
Net Unrealized Appreciation:	$1,380

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 52.7%
	DEBT FUNDS - 13.9%
99	iShares 1-3 Year Credit Bond ETF	$10,426
236	iShares Core U.S. Aggregate Bond ETF	25,844
		36,270
	EQUITY FUNDS - 38.8%
128	iShares Core MSCI EAFE ETF	7,794
207	iShares Core MSCI Emerging Markets ETF	10,358
190	iShares Core S&P 500 ETF	46,248
201	iShares Global REIT ETF	5,117
304	iShares MSCI EAFE Value ETF	15,717
55	iShares Russell 2000 ETF	7,751
74	iShares S&P 500 Value ETF	7,767
		100,752
	TOTAL EXCHANGE TRADED FUNDS (Cost - $130,494)	137,022

	VARIABLE INSURANCE TRUSTS - 46.7%
	DEBT FUNDS - 16.0%
952	American Funds Insurance Series - Bond Fund - Class I	10,344
3,172	BlackRock High Yield VI Fund - Class I	23,411
576	MFS Research Bond Series - Initial Class	7,753
		41,508
	EQUITY FUNDS - 30.7%
1,511	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	20,766
505	MFS Growth Series - Initial Class	22,949
1,491	MFS VIT III Mid Cap Value Portfolio - Initial Class	13,107
137	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares	10,215
5,435	Oppenheimer International Growth Fund - Non-Service Shares	12,826
		79,863
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $115,434)	121,371

	SHORT-TERM INVESTMENTS - 0.6%
	MONEY MARKET FUND - 0.6%
1,648	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.81% (a)(Cost - $1,648)	1,648

	TOTAL INVESTMENTS - 100.0% (Cost - $247,576)(b)	$260,041
	OTHER ASSETS LESS LIABILITIES - NET - (0.0)%^	(79)
	TOTAL NET ASSETS - 100.0%	$259,962

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

ETF	- Exchange Traded Fund

^	Represents less than 0.05%

(a)	Money market rate shown represents the rate at June 30, 2017.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $247,591 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$12,514
Unrealized Depreciation:	(64)
Net Unrealized Appreciation:	$12,450

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUNDS - 48.4%
	DEBT FUNDS - 20.5%
15	iShares 1-3 Year Credit Bond ETF	$1,580
37	iShares Core U.S. Aggregate Bond ETF	4,052
		5,632
	EQUITY FUNDS - 27.9%
17	iShares Core MSCI Emerging Markets ETF	851
18	iShares Core S&P 500 ETF	4,381
26	iShares MSCI EAFE Value ETF	1,344
4	iShares Russell 2000 ETF	564
5	iShares S&P 500 Value ETF	525
		7,665
	TOTAL EXCHANGE TRADED FUNDS (Cost - $12,363)	13,297

	VARIABLE INSURANCE TRUSTS - 50.0%
	DEBT FUNDS - 24.5%
221	American Funds Insurance Series - Bond Fund - Class I	2,398
329	BlackRock High Yield VI Fund - Class I	2,430
142	MFS Research Bond Series - Initial Class	1,908
		6,736
	EQUITY FUNDS - 25.5%
133	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	1,833
43	MFS Growth Series - Initial Class	1,957
125	MFS VIT III Mid Cap Value Portfolio - Initial Class	1,097
10	Oppenheimer Discovery Mid Cap Growth Fund - Non-Service Shares	749
579	Oppenheimer International Growth Fund - Non-Service Shares	1,366
		7,002
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $13,293)	13,738

	SHORT-TERM INVESTMENTS - 1.6%
	MONEY MARKET FUND - 1.6%
441	Fidelity Investments Money Market Funds - Government Portfolio, Institutional Class to yield 0.81% (a)(Cost - $441)	441

	TOTAL INVESTMENTS - 100.0% (Cost - $26,097)(b)	$27,476
	OTHER ASSETS LESS LIABILITIES - NET - (0.0)%^	(6)
	TOTAL NET ASSETS - 100.0%	$27,470

See accompanying notes to financial statements.

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2017 (Unaudited)

ETF	- Exchange Traded Fund

^	Represents less than 0.05%

(a)	Money market rate shown represents the rate at June 30, 2017.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $26,100 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$1,455
Unrealized Depreciation:	(79)
Net Unrealized Appreciation:	$1,376

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities
June 30, 2017 (Unaudited)

	Global Atlantic American	Global Atlantic Balanced	Global Atlantic BlackRock	Global Atlantic Franklin
	Funds® Managed Risk	Managed Risk	Global Allocation	Dividend and Income
Assets:	Portfolio	Portfolio	Managed Risk Portfolio	Managed Risk Portfolio
Investments in securities, at cost	$221,463,375	$88,450,753	$282,289,705	$254,406,600
Investments in securities, at value	$228,640,149	$95,977,035	$280,742,854	$279,918,624
Deposits with broker +	43,914	45,315	45,635	64,221
Receivable for securities sold	654,739	—	—	—
Receivable for portfolio shares sold	140,321	—	—	—
Interest and dividends receivable	172	28	31	370,720
Prepaid expenses and other assets	—	924	2,389	2,305
Total Assets	229,479,295	96,023,302	280,790,909	280,355,870
Liabilities:
Unrealized depreciation on futures contracts	—	—	—	2,175
Payable for fund shares redeemed	—	22,668	123,831	95,664
Payable for securities purchased	185,722	—	160,895	—
Accrued 12b-1 Fees	47,238	19,833	57,800	57,975
Accrued investment advisory fees	94,052	43,398	47,930	149,948
Administrative service fees payable	27,985	12,180	34,341	25,272
Accrued expenses and other liabilities	4,932	—	—	—
Total Liabilities	359,929	98,079	424,797	331,034
Net Assets	$229,119,366	$95,925,223	$280,366,112	$280,024,836

Net Assets:
Paid in capital	$215,795,259	$88,174,270	$296,825,409	$258,007,292
Undistributed net investment income	10,117,069	1,665,916	1,024,073	4,204,899
Accumulated net realized loss on investments and futures contracts	(3,969,736)	(1,441,245)	(15,936,519)	(7,697,204)
Net unrealized appreciation/(depreciation) on investments and futures contracts	7,176,774	7,526,282	(1,546,851)	25,509,849
Net Assets	229,119,366	95,925,223	280,366,112	280,024,836
Class II Shares:
Net assets	$229,119,366	$95,925,223	$280,366,112	$280,024,836
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	20,106,306	8,274,054	28,963,295	24,818,516

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$11.40	$11.59	$9.68	$11.28

+	Collateral for futures contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)
June 30, 2017 (Unaudited)

	Global Atlantic Goldman	Global Atlantic Growth	Global Atlantic Moderate	Global Atlantic Motif
	Sachs Dynamic Trends	Managed Risk	Growth Managed	Aging of America
Assets:	Allocation Portfolio	Portfolio	Risk Portfolio	Portfolio
Investments in securities, at cost	$31,929,661	$416,148,565	$134,914,014	$101,877
Investments in securities, at value	$32,614,489	$468,915,387	$148,660,040	$113,227
Cash	12,053	—	—	—
Deposits with broker +	809,163	43,629	44,231	—
Receivable for securities sold	15,466	518,528	—	—
Interest and dividends receivable	113,417	198	45	64
Prepaid expenses and other assets	307	4,047	1,274	2
Total Assets	33,564,895	469,481,789	148,705,590	113,293
Liabilities:
Due to custodian - U.S. $	10	—	—	—
Options written (Premiums received $6,568, $0, $0, $0, respectively)	6,118	—	—	—
Unrealized depreciation on futures contracts	227,265	—	—	—
Payable for Portfolio shares redeemed	3,203	137,434	24,091	—
Payable for securities purchased	38,978	1,733,147	—	—
Accrued investment advisory fees	21,914	211,102	67,229	59
Accrued distribution (12b-1) fees	6,873	96,372	30,712	23
Administrative service fees payable	3,975	57,786	18,533	13
Total Liabilities	308,336	2,235,841	140,565	95
Net Assets	$33,256,559	$467,245,948	$148,565,025	$113,198

Net Assets:
Paid in capital	$31,726,563	$445,908,530	$137,117,615	$99,943
Undistributed net investment income	153,579	8,520,738	2,489,931	933
Accumulated net realized gain/(loss) on investments, futures contracts, options and foreign currency translations	915,145	(39,950,142)	(4,788,547)	972
Net unrealized appreciation on investments, futures contracts, options and foreign currency translations	461,272	52,766,822	13,746,026	11,350
Net Assets	$33,256,559	$467,245,948	$148,565,025	$113,198

Class II Shares:
Net assets	$33,256,559	$467,245,948	$148,565,025	$113,198
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	3,264,212	43,013,591	13,202,975	10,000
Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.19	$10.86	$11.25	$11.32

+	Collateral for futures contracts and options contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)
June 30, 2017 (Unaudited)

	Global Atlantic Motif	Global Atlantic Motif	Global Atlantic PIMCO	Global Atlantic Select
	Real Estate Trends	Technological Innovations	Tactical Allocation	Advisor Managed
Assets:	Portfolio	Portfolio	Portfolio	Risk Portfolio
Investments in securities, at cost	$101,247	$101,710	$27,968,752	$105,752,701
Investments in securities, at value	$99,257	$124,760	$29,009,515	$115,564,040
Cash	—	—	4,348	—
Foreign cash (Cost: $0, $0, $38,010, and $0, respectively)	—	—	38,010	—
Deposits with broker +	—	—	631,496	44,193
Unrealized appreciation on swaps	—	—	47,825	—
Interest and dividends receivable	303	28	69,611	17
Receivable for securities sold	—	—	2,984,078	—
Prepaid expenses and other assets	2	2	249	970
Total Assets	99,562	124,790	32,785,132	115,609,220
Liabilities:
Futures Options Written
(Proceeds $0, $2,371 and $0, respectively)	—	—	788	—
Unrealized depreciation on futures contracts	—	—	61,164	—
Unrealized depreciation on forward foreign currency contracts	—	—	6,057	—
Payable for securities purchased	—	—	9,032,980	—
Payable for portfolio shares redeemed	—	—	6,770	33,881
Accrued investment advisory fees	53	68	15,071	25,538
Accrued distribution (12b-1) fees	21	26	4,843	23,889
Administrative service fees payable	12	14	2,192	14,290
Total Liabilities	86	108	9,129,865	97,598
Net Assets	$99,476	$124,682	$23,655,267	$115,511,622

Net Assets:
Paid in capital	$99,945	$99,938	$22,475,071	$104,946,203
Undistributed net investment income/(loss)	1,794	(427)	72,833	2,255,685
Accumulated net realized gain/(loss) on investments, foreign currency, futures contracts, options, and swap contracts	(273)	2,121	84,074	(1,501,605)
Net unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts, options, and swap contracts	(1,990)	23,050	1,023,289	9,811,339
Net Assets	$99,476	$124,682	$23,655,267	$115,511,622

Class II Shares:
Net assets	$99,476	$124,682	$23,655,267	$115,511,622
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	10,000	10,000	2,276,013	9,747,383

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$9.95	$12.47	$10.39	$11.85

+	Collateral for forward foreign currency contracts, futures contracts, swap contracts and options contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)
June 30, 2017 (Unaudited)

	Global Atlantic Wellington	Global Atlantic Wilshire	Global Atlantic Wilshire	Global Atlantic Wilshire
	Research Managed	Dynamic Conservative	Dynamic Global	Dynamic Growth
Assets:	Risk Portfolio	Allocation Portfolio	Allocation Portfolio	Allocation Portfolio
Investments in securities, at cost	$422,193,705	$26,116	$26,141	$247,576
Investments in securities, at value	$473,042,001	$27,013	$27,537	$260,041
Deposits with broker +	123,044	—	—	—
Unrealized appreciation on futures contracts	24,226	—	—	—
Interest and dividends receivable	1,073,950	10	11	96
Receivable for securities sold	7,158,724	—	—	—
Prepaid expenses and other assets	3,850	1	1	4
Total Assets	481,425,795	27,024	27,549	260,141
Liabilities:
Due to Custodian	204,916	—	—	—
Payable for securities purchased	23,814,931	—	—	—
Payable for Portfolio shares redeemed	282,654	—	—	7
Accrued investment advisory fees	314,364	8	8	77
Accrued distribution (12b-1) fees	94,106	6	6	68
Administrative service fees payable	54,430	3	3	27
Total Liabilities	24,765,401	17	17	179
Net Assets	$456,660,394	$27,007	$27,532	$259,962

Net Assets:
Paid in capital	$404,735,665	$25,118	$24,985	$242,432
Undistributed net investment income	4,105,414	714	699	4,517
Accumulated net realized gain/(loss) on investments, futures contracts and swap contracts	(3,053,282)	278	452	548
Net unrealized appreciation on investments and futures contracts	50,872,597	897	1,396	12,465
Net Assets	$456,660,394	$27,007	$27,532	$259,962

Class II Shares:
Net assets	$456,660,394	$27,007	$27,532	$259,962
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	35,822,975	2,511	2,500	23,029

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$12.75	$10.76	$11.01	$11.29

+	Collateral for futures contracts.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Assets and Liabilities (Continued)
June 30, 2017 (Unaudited)

Global Atlantic Wilshire
Dynamic Moderate
Assets:	Allocation Portfolio
Investments in securities, at cost	$26,097
Investments in securities, at value	$27,476
Interest and dividends receivable	10
Prepaid expenses and other assets	1
Total Assets	27,487
Liabilities:
Accrued investment advisory fees	8
Accrued distribution (12b-1) fees	6
Administrative service fees payable	3
Total Liabilities	17
Net Assets	$27,470

Net Assets:
Paid in capital	$24,944
Undistributed net investment income	739
Accumulated net realized gain on investments	408
Net unrealized appreciation on investments	1,379
Net Assets	$27,470

Class II Shares:
Net assets	$27,470
Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	2,499

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$10.99

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations
For the Six Months Ended June 30, 2017 (Unaudited)

	Global Atlantic American	Global Atlantic	Global Atlantic BlackRock	Global Atlantic Franklin
	Funds® Managed	Balanced Managed	Global Allocation	Dividend and Income
	Risk Portfolio	Risk Portfolio	Managed Risk Portfolio	Managed Risk Portfolio
Investment Income:
Dividend income	$8,197,712	$913,116	$—	$2,714,793 *
Interest income	26,856	11,193	32,407	54,827
Total Investment Income	8,224,568	924,309	32,407	2,769,620
Expenses:
Investment advisory fees	1,008,321	265,089	1,240,034	1,138,893
Distribution fees (12b-1) - Class II Shares	280,089	120,495	344,454	334,968
Administrative service fees	126,640	54,500	155,759	151,397
Miscellaneous Expense	4,988	928	2,653	2,024
Total Expenses	1,420,038	441,012	1,742,900	1,627,282
Expenses waived	(455,640)	(2,539)	(957,461)	(208,451)
Net Expenses	964,398	438,473	785,439	1,418,831
Net Investment Income/(Loss)	7,260,170	485,836	(753,032)	1,350,789
Net Realized and Unrealized Gain/(Loss) on Investments and Futures Contracts
Net realized gain/(loss) on:
Investments	(558,015)	(258,603)	(1,929,369)	701,830
Futures contracts	—	—	—	(141,303)
	(558,015)	(258,603)	(1,929,369)	560,527
Net change in unrealized appreciation/(depreciation) on:
Investments	8,720,219	5,324,976	21,621,803	13,630,909
Futures contracts	—	—	—	(13,635)
	8,720,219	5,324,976	21,621,803	13,617,274
Net Realized and Unrealized Gain on Investments and Futures Contracts	8,162,204	5,066,373	19,692,434	14,177,801
Net Increase in Net Assets Resulting from Operations	$15,422,374	$5,552,209	$18,939,402	$15,528,590

*	Foreign Taxes Withheld $22,001

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)
For the Six Months Ended June 30, 2017 (Unaudited)

	Global Atlantic Goldman Sachs	Global Atlantic Growth	Global Atlantic Moderate	Global Atlantic Motif
	Dynamic Trends	Managed Risk	Growth Managed	Aging of America
	Allocation Portfolio	Portfolio	Risk Portfolio	Portfolio
Investment Income:
Dividend income	$95,675	$4,335,119	$1,379,771	$1,194
Interest income	138,297	52,833	17,097	2
Total Investment Income	233,972	4,387,952	1,396,868	1,196
Expenses:
Investment advisory fees	137,023	1,265,406	399,119	334
Distribution fees (12b-1) - Class II Shares	40,301	575,185	181,417	129
Administrative service fees	18,218	260,109	82,028	58
Miscellaneous Expense	255	4,506	1,334	—
Total Expenses	195,797	2,105,206	663,898	521
Expenses waived	(8,720)	(11,531)	(3,386)	—
Net Expenses	187,077	2,093,675	660,512	521
Net Investment Income	46,895	2,294,277	736,356	675

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	372,494	(162,454)	(187,018)	(465)
Futures contracts	586,798	—	—	—
Options written	(11,949)	—	—	—
	947,343	(162,454)	(187,018)	(465)
Net change in unrealized appreciation/(depreciation) on:
Investments	160,299	34,603,704	9,307,308	19,579
Futures contracts	(153,624)	—	—	—
Options written	(1,329)	—	—	—
Foreign currency translations	5,679	—	—	—
	11,025	34,603,704	9,307,308	19,579
Net Realized and Unrealized Gain on Investments, Futures Contracts, Options Written and Foreign Currency Translations	958,368	34,441,250	9,120,290	19,114
Net Increase in Net Assets Resulting from Operations	$1,005,263	$36,735,527	$9,856,646	$19,789

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)
For the Six Months Ended June 30, 2017 (Unaudited)

	Global Atlantic Motif	Global Atlantic Motif	Global Atlantic PIMCO	Global Atlantic Select
	Real Estate Trends	Technological	Tactical Allocation	Advisor Managed
	Portfolio	Innovations Portfolio	Portfolio	Risk Portfolio
Investment Income:
Dividend income	$1,622	$216	$87,542	$1,194,120
Interest income	2	2	127,123	13,291
Total Investment Income	1,624	218	214,665	1,207,411
Expenses:
Investment advisory fees	309	372	93,907	509,814
Distribution fees (12b-1) - Class II Shares	119	143	27,620	141,615
Administrative service fees	54	65	12,482	64,032
Miscellaneous Expense	—	—	168	1,052
Total Expenses	482	580	134,177	716,513
Expenses waived	—	—	(8,126)	(359,556)
Net Expenses	482	580	126,051	356,957
Net Investment Income/(Loss)	1,142	(362)	88,614	850,454

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Translations
Net realized gain/(loss) on:
Investments	(409)	723	(152,793)	(257,346)
Futures contracts	—	—	841,351	—
Options written	—	—	3,111	—
Swap Contracts	—	—	20,371	—
Broker Commissions			(814)
Foreign currency translations	—	—	12,200	—
	(409)	723	723,426	(257,346)
Net change in unrealized appreciation/(depreciation) on:
Investments	5,939	24,891	729,866	7,464,621
Futures contracts	—	—	(38,367)	—
Options Written	—	—	1,583	—
Swap contracts	—	—	(30,447)	—
Forward foreign currency contracts	—	—	(50,235)	—
Foreign currency translations	—	—	(2,449)	—
	5,939	24,891	609,951	7,464,621
Net Realized and Unrealized Gain on Investments, Futures Contracts, Options Written Swap Contracts and Foreign Currency Translations	5,530	25,614	1,333,377	7,207,275
Net Increase in Net Assets Resulting from Operations	$6,672	$25,252	$1,421,991	$8,057,729

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)
For the Six Months Ended June 30, 2017 (Unaudited)

	Global Atlantic Wellington	Global Atlantic Wilshire	Global Atlantic Wilshire	Global Atlantic Wilshire
	Research Managed	Dynamic Conservative	Dynamic Global	Dynamic Growth
	Risk Portfolio	Allocation Portfolio	Allocation Portfolio	Allocation Portfolio
Investment Income:
Dividend income	$2,203,598 *	$366	$405	$4,301
Interest income	1,944,503	—	—	10
Total Investment Income	4,148,101	366	405	4,311
Expenses:
Investment advisory fees	1,864,838	47	48	421
Distribution fees (12b-1) - Class II Shares	548,482	33	33	292
Administrative service fees	247,950	15	15	132
Miscellaneous Expense	3,768	—	—	—
Total Expenses	2,665,038	95	96	845
Expenses waived	(31,843)	—	—	—
Net Expenses	2,633,195	95	96	845
Net Investment Income	1,514,906	271	309	3,466

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts and Swaps
Net Realized Gain (Loss) on:
Investments	7,781,195	(29)	11	56
Futures contracts	(119,539)	—	—	—
Foreign currency translations	269	—	—	—
	7,661,925	(29)	11	56
Net change in unrealized appreciation/(depreciation) on:
Investments	23,712,067	1,021	1,424	13,910
Futures contracts	36,690	—	—	—
Foreign currency translations	23	—	—	—
	23,748,780	1,021	1,424	13,910
Net Realized and Unrealized Gain on Investments, Futures Contracts and Foreign Currency Translations	31,410,705	992	1,435	13,966
Net Increase in Net Assets Resulting from Operations	$32,925,611	$1,263	$1,744	$17,432

*	Foreign Taxes Withheld $14,306.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Operations (Continued)
For the Six Months Ended June 30, 2017 (Unaudited)

Global Atlantic Wilshire
Dynamic Moderate
Allocation Portfolio
Investment Income:
Dividend income	$427
Total Investment Income	427
Expenses:
Investment advisory fees	48
Distribution fees (12b-1) - Class II Shares	33
Administrative service fees	15
Total Expenses	96
Net Investment Income	331

Net Realized and Unrealized Gain/(Loss) on Investments
Net Realized Loss on:
Investments	(18)
(18)
Net change in unrealized appreciation on:
Investments	1,357

Net Realized and Unrealized Gain on Investments	1,339
Net Increase in Net Assets Resulting from Operations	$1,670

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets

	Global Atlantic American Funds® Managed		Global Atlantic Balanced Managed
	Risk Portfolio		Risk Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2017	December 31,	June 30, 2017	December 31,
	(Unaudited)	2016	(Unaudited)	2016

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$7,260,170	$2,857,742	$485,836	$1,180,242
Net realized loss on investments and futures contracts	(558,015)	(11,201,648)	(258,603)	(28,369)
Distributions of realized gains by underlying investment companies	—	9,400,529	—	—
Net change in unrealized appreciation/ (depreciation) on investments and futures contracts	8,720,219	10,570,225	5,324,976	2,233,925
Net increase in net assets resulting from operations	15,422,374	11,626,848	5,552,209	3,385,798
From Distributions to Shareholders:
Net Investment Income	—	(2,760,660)	—	(819,848)
Net Realized Gains	—	(7,734,168)	—	—

Total distributions to shareholders	—	(10,494,828)	—	(819,848)

From Shares of Beneficial Interest:
Proceeds from shares sold	7,922,650	35,973,189	3,562,838	24,289,966
Reinvestment of distributions	—	10,494,828	—	819,848
Cost of shares redeemed	(11,750,459)	(21,237,216)	(14,235,395)	(9,940,459)
Net increase/(decrease) in net assets from share transactions of beneficial interest	(3,827,809)	25,230,801	(10,672,557)	15,169,355
Total increase/(decrease) in net assets	11,594,565	26,362,821	(5,120,348)	17,735,305

Net Assets:
Beginning of period	217,524,801	191,161,980	101,045,571	83,310,266
End of period	$229,119,366	$217,524,801	$95,925,223	$101,045,571
Undistributed net investment income at end of period	$10,117,069	$2,856,899	$1,665,916	$1,180,080

Share Activity:
Shares Sold	718,953	3,360,394	315,494	2,248,506
Shares Reinvested	—	987,284	—	74,396
Shares Redeemed	(1,058,947)	(1,981,820)	(1,265,814)	(910,715)
Net increase/(decrease) in shares of beneficial interest outstanding	(339,994)	2,365,858	(950,320)	1,412,187

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic BlackRock Global Allocation		Global Atlantic Franklin Dividend and
	Managed Risk Portfolio		Income Managed Risk Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2017	December 31,	June 30, 2017	December 31,
	(Unaudited)	2016	(Unaudited)	2016

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss)	$(753,032)	$1,778,743	$1,350,789	$2,348,308
Net realized gain/(loss) on investments and futures contracts	(1,929,369)	(13,742,438)	560,527	(1,996,005)
Distributions of realized gains by underlying investment companies	—	—	—	—
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	21,621,803	12,275,083	13,617,274	16,272,835
Net increase in net assets resulting from operations	18,939,402	311,388	15,528,590	16,625,138
From Distributions to Shareholders:
Net Investment Income	—	(3,759,282)	—	(1,544,662)
Net Realized Gains	—	(5,628,355)	—	—
Total distributions to shareholders	—	(9,387,637)	—	(1,544,662)

From Shares of Beneficial Interest:
Proceeds from shares sold	5,538,981	33,540,059	37,498,839	69,838,468
Reinvestment of distributions	—	9,387,637	—	1,544,662
Cost of shares redeemed	(18,396,548)	(32,165,231)	(9,403,528)	(12,206,800)
Net increase/(decrease) in net assets from share transactions of beneficial interest	(12,857,567)	10,762,465	28,095,311	59,176,330
Total increase in net assets	6,081,835	1,686,216	43,623,901	74,256,806

Net Assets:
Beginning of period	274,284,277	272,598,061	236,400,935	162,144,129
End of period	$280,366,112	$274,284,277	$280,024,836	$236,400,935
Undistributed net investment income at end of period	$1,024,073	$1,777,105	$4,204,899	$2,854,110

Share Activity:
Shares Sold	591,308	3,665,025	3,455,100	6,675,883
Shares Reinvested	—	1,040,758	—	146,414
Shares Redeemed	(1,966,357)	(3,521,563)	(848,861)	(1,183,577)
Net increase/(decrease) in shares of beneficial interest outstanding	(1,375,049)	1,184,220	2,606,239	5,638,720

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Goldman Sachs Dynamic		Global Atlantic Growth
	Trends Allocation Portfolio		Managed Risk Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2017	December 31,	June 30, 2017	December 31,
	(Unaudited)	2016	(Unaudited)	2016

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$46,895	$108,043	$2,294,277	$6,226,853
Net realized gain/(loss) on investments, futures contracts options written, and foreign currency translations	947,343	516,657	(162,454)	(18,686,924)
Net change in unrealized appreciation on investments, futures contracts, options written and foreign currency translations	11,025	455,122	34,603,704	23,488,822
Net increase in net assets resulting from operations	1,005,263	1,079,822	36,735,527	11,028,751

From Distributions to Shareholders:
Net Investment Income	—	(887)	—	(4,733,236)

From Shares of Beneficial Interest:
Proceeds from shares sold	2,820,253	16,171,930	7,817,883	59,149,868
Reinvestment of distributions	—	887	—	4,733,236
Cost of shares redeemed	(1,361,340)	(2,707,898)	(45,074,187)	(63,767,008)
Net increase/(decrease) in net assets from share transactions of beneficial interest	1,458,913	13,464,919	(37,256,304)	116,096
Total increase/(decrease) in net assets	2,464,176	14,543,854	(520,777)	6,411,611

Net Assets:
Beginning of period	30,792,383	16,248,529	467,766,725	461,355,114
End of period	$33,256,559	$30,792,383	$467,245,948	$467,766,725
Undistributed net investment income at end of period	$153,579	$106,684	$8,520,738	$6,226,461

Share Activity:
Shares Sold	279,812	1,684,436	744,112	6,004,418
Shares Reinvested	—	90	—	476,181
Shares Redeemed	(134,555)	(279,008)	(4,346,683)	(6,425,007)
Net increase/(decrease) in shares of beneficial interest outstanding	145,257	1,405,518	(3,602,571)	55,592

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Moderate Growth		Global Atlantic Motif
	Managed Risk Portfolio		Aging of America Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Period Ended
	June 30, 2017	December 31,	June 30, 2017	December 31,
	(Unaudited)	2016	(Unaudited)	2016*

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$736,356	$1,754,942	$675	$200
Net realized gain/(loss) on investments and futures contracts	(187,018)	(1,966,707)	(465)	1,437
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	9,307,308	5,749,855	19,579	(8,229)
Net increase/(decrease) in net assets resulting from operations	9,856,646	5,538,090	19,789	(6,592)

From Distributions to Shareholders:
From Net Investment Income	—	(1,265,693)	—	—

From Shares of Beneficial Interest:
Proceeds from shares sold	4,108,926	23,848,802	—	100,001
Reinvestment of distributions	—	1,265,693	—	—
Cost of shares redeemed	(7,789,778)	(14,722,939)	—	—
Net increase/(decrease) in net assets from share transactions of beneficial interest	(3,680,852)	10,391,556	—	100,001
Total increase in net assets	6,175,794	14,663,953	19,789	93,409

Net Assets:
Beginning of period	142,389,231	127,725,278	93,409	—
End of period	$148,565,025	$142,389,231	$113,198	$93,409
Accumulated net investment income at end of period	$2,489,931	$1,753,575	$933	$258

Share Activity:
Shares Sold	376,592	2,317,368	—	10,000
Shares Reinvested	—	120,542	—	—
Shares Redeemed	(712,935)	(1,414,810)	—	—
Net increase/(decrease) in shares of beneficial interest outstanding	(336,343)	1,023,100	—	10,000

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Motif		Global Atlantic Motif
	Real Estate Trends Portfolio		Technological Innovations Portfolio
	Six Months Ended	Period Ended	Six Months Ended	Period Ended
	June 30, 2017	December 31,	June 30, 2017	December 31,
	(Unaudited)	2016*	(Unaudited)	2016*

Increase (Decrease) in Net Assets:
From Operations:
Net investment income/(loss)	$1,142	$596	$(362)	$(254)
Net realized gain/(loss) on investments	(409)	(408)	723	1,525
Distributions of realized gains by underlying investment companies	—	544	—	—
Net change in unrealized appreciation/(depreciation) on investments	5,939	(7,929)	24,891	(1,841)
Net increase/(decrease) in net assets resulting from operations	6,672	(7,197)	25,252	(570)

From Shares of Beneficial Interest:
Proceeds from shares sold	—	100,001	—	100,001
Cost of shares redeemed	—	—	—	(1)
Net increase in net assets from share transactions of beneficial interest	—	100,001	—	100,000
Total increase in net assets	6,672	92,804	25,252	99,430

Net Assets:
Beginning of period	92,804	—	99,430	—
End of period	$99,476	$92,804	$124,682	$99,430
Undistributed net investment income/(loss) at end of period	$1,794	$652	$(427)	$(65)

Share Activity:
Shares Sold	—	10,000	—	10,000
Shares Redeemed	—	—	—	0 ^
Net increase in shares of beneficial interest outstanding	—	10,000	—	10,000

*	Global Atlantic Motif Real Estate Trends Portfolio and Global Atlantic Motif Technological Innovations Portfolio commenced operations on July 29, 2016.

^	Represents less than 0.1 share.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic PIMCO Tactical		Global Atlantic Select Advisor
	Allocation Portfolio		Managed Risk Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30, 2017	December 31,	June 30, 2017	December 31,
	(Unaudited)	2016	(Unaudited)	2016

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$88,614	$183,957	$850,454	$1,405,980
Net realized gain/(loss) on investments, futures contracts, options written, swap contracts and foreign currency translations	723,426	(79,151)	(257,346)	(937,261)
Distributions of realized gains by underlying investment companies	—	—	—	1,614,059
Net change in unrealized appreciation on investments, futures contracts, options written, swap contracts and foreign currency translations	609,951	441,789	7,464,621	3,561,907

Net increase in net assets resulting from operations	1,421,991	546,595	8,057,729	5,644,685

From Distributions to Shareholders:
From Net Investment Income	—	(185,709)	—	(1,256,932)

From Shares of Beneficial Interest:
Proceeds from shares sold	3,261,134	13,213,219	3,333,363	12,969,393
Reinvestment of distributions	—	185,709	—	1,256,932
Cost of shares redeemed	(1,384,244)	(6,618,581)	(6,322,643)	(13,887,000)
Net increase/(decrease) in net assets from share transactions of beneficial interest	1,876,890	6,780,347	(2,989,280)	339,325
Total increase in net assets	3,298,881	7,141,233	5,068,449	4,727,078

Net Assets:
Beginning of period	20,356,386	13,215,153	110,443,173	105,716,095
End of period	$23,655,267	$20,356,386	$115,511,622	$110,443,173
Accumulated net investment income (loss) at end of period	$72,833	$(15,781)	$2,255,685	$1,405,231

Share Activity:
Shares Sold	322,603	1,377,183	293,678	1,203,880
Shares Reinvested	—	19,145	—	114,163
Shares Redeemed	(139,178)	(701,668)	(551,084)	(1,269,140)
Net increase/(decrease) in shares of beneficial interest outstanding	183,425	694,660	(257,406)	48,903

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Wellington		Global Atlantic Wilshire Dynamic
	Research Managed Risk Portfolio		Conservative Allocation Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Period Ended
	June 30, 2017	December 31,	June 30, 2017	December 31,
	(Unaudited)	2016	(Unaudited)	2016*

Increase/(Decrease) in Net Assets:
From Operations:
Net investment income	$1,514,906	$2,492,133	$271	$428
Net realized gain/(loss) on investments, futures contracts, swap contracts and foreign currency translations	7,661,925	(3,150,070)	(29)	59
Distributions of realized gains by underlying investment companies	—	—	—	248
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts and foreign currency translations	23,748,780	19,239,219	1,021	(124)
Net increase in net assets resulting from operations	32,925,611	18,581,282	1,263	611
From Distributions to Shareholders:
From Net Investment Income	—	(1,019,567)	—	—
From Net Realized Gains	—	—	—	—

Total distributions to shareholders	—	(1,019,567)	—	—

From Shares of Beneficial Interest:
Proceeds from shares sold	24,158,891	91,078,805	351	35,776
Reinvestment of distributions	—	1,019,567	—	—
Cost of shares redeemed	(16,031,331)	(29,303,207)	(208)	(10,786)
Net increase in net assets from share transactions of beneficial interest	8,127,560	62,795,165	143	24,990
Total increase/(decrease) in net assets	41,053,171	80,356,880	1,406	25,601

Net Assets:
Beginning of period	415,607,223	335,250,343	25,601	—
End of period	$456,660,394	$415,607,223	$27,007	$25,601
Undistributed net investment income at end of period	$4,105,414	$2,590,508	$714	$443

Share Activity:
Shares Sold	1,969,757	7,978,713	34	3,555
Shares Reinvested	—	86,551	—	—
Shares Redeemed	(1,304,922)	(2,523,709)	(20)	(1,058)
Net increase in shares of beneficial interest outstanding	664,835	5,541,555	14	2,497

* Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio commenced operations on April 29, 2016.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Wilshire Dynamic Global		Global Atlantic Wilshire Dynamic Growth
	Allocation Portfolio		Allocation Portfolio
	Six Months Ended	Period Ended	Six Months Ended	Period Ended
	June 30, 2017	December 31,	June 30, 2017	December 31,
	(Unaudited)	2016*	(Unaudited)	2016*

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$309	$375	$3,466	$1,036
Net realized gain on investments	11	140	56	42
Distributions of realized gains by underlying investment companies	—	301	—	450
Net change in unrealized appreciation/(depreciation) on investments	1,424	(28)	13,910	(1,445)
Net increase in net assets resulting from operations	1,744	788	17,432	83
From Shares of Beneficial Interest:
Proceeds from shares sold	—	25,000	33,927	235,775
Cost of shares redeemed	—	—	(1,239)	(26,016)
Net increase in net assets from share transactions of beneficial interest	—	25,000	32,688	209,759
Total increase in net assets	1,744	25,788	50,120	209,842

Net Assets:
Beginning of period	25,788	—	209,842	—
End of period	$27,532	$25,788	$259,962	$209,842
Undistributed net investment income at end of period	$699	$390	$4,517	$1,051

Share Activity:
Shares Sold	—	2,500	3,101	22,549
Shares Redeemed	—	—	(112)	(2,509)
Net increase in shares of beneficial interest outstanding	—	2,500	2,989	20,040

*	Global Atlantic Wilshire Dynamic Global Allocation Portfolio and Global Atlantic Wilshire Dynamic Growth Allocation Portfolio commenced operations on April 29, 2016.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Statements of Changes in Net Assets (Continued)

	Global Atlantic Wilshire Dynamic Moderate
	Allocation Portfolio
	Six Months Ended	Period Ended
	June 30, 2017	December 31,
	(Unaudited)	2016*

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$331	$393
Net realized gain/(loss) on investments	(18)	70
Distributions of realized gains by underlying investment companies	—	356
Net change in unrealized appreciation (depreciation) on investments	1,357	22
Net increase in net assets resulting from operations	1,670	841
From Shares of Beneficial Interest:
Proceeds from shares sold	10,379	25,000
Cost of shares redeemed	(10,420)	—
Net increase/(decrease) in net assets from share transactions of beneficial interest	(41)	25,000
Total increase in net assets	1,629	25,841

Net Assets:
Beginning of period	25,841	—
End of period	$27,470	$25,841
Undistributed net investment income at end of period	$739	$408

Share Activity:
Shares Sold	988	2,500
Shares Redeemed	(989)	—
Net increase/(decrease) in shares of beneficial interest outstanding	(1)	2,500

*	Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio commenced operations on April 29, 2016.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights
Global Atlantic American Funds® Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2017		Year Ended	Year Ended	Year Ended		Period Ended
	(Unaudited)		December 31, 2016	December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$10.64		$10.57	$10.86	$10.28		$10.00
Income from investment operations:
Net investment income (b,c)	0.36		0.15	0.18	0.32		0.29
Net realized and unrealized gain/(loss) on investments	0.40		0.45	(0.38)	0.27		(0.01	) (d)
Total income/(loss) from investment operations	0.76		0.60	(0.20)	0.59		0.28
Less distributions from:
Net investment income	—		(0.14)	(0.09)	(0.01)		—
Net realized gain	—		(0.39)	—	(0.00	) (h)	—
Total distributions from net investment income and net realized gains	—		(0.53)	(0.09)	(0.01)		—
Net asset value, end of period	$11.40		$10.64	$10.57	$10.86		$10.28
Total return (e)	7.14%		5.72%	(1.84)%	5.73%		2.80%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$229,119		$217,525	$191,162	$116,489		$6,474
Ratio of net expenses to average net assets (f)	0.86	% (i)	0.86%	0.86%	0.86%		0.86	% (i)
Ratio of gross expenses to average net assets (f,g)	1.27	% (i)	1.27%	1.27%	1.35%		5.00	% (i)
Ratio of net investment income to average net assets (c,f)	6.47	% (i)	1.37%	1.69%	2.96%		17.33	% (i)
Portfolio turnover rate	24	% (j)	35%	23%	35%		0	% (j,k)

(a)	Global Atlantic American Funds® Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Amount represents less than $0.005.

(i)	Annualized.

(j)	Not annualized.

(k)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights
Global Atlantic Balanced Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2017		Year Ended	Year Ended	Year Ended		Period Ended
	(Unaudited)		December 31, 2016	December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$10.95		$10.66	$10.82	$10.19		$10.00
Income from investment operations:
Net investment income (b,c)	0.06		0.13	0.13	0.18		0.09
Net realized and unrealized gain/(loss) on investments	0.58		0.25	(0.25)	0.45		0.10
Total income/(loss) from investment operations	0.64		0.38	(0.12)	0.63		0.19
Less distributions from:
Net investment income	—		(0.09)	(0.04)	(0.00	) (g)	—
Net realized gain	—		—	—	(0.00	) (g)	—
Total distributions from net investment income and net realized gains	—		(0.09)	(0.04)	(0.00	) (g)	—
Net asset value, end of period	$11.59		$10.95	$10.66	$10.82		$10.19
Total return (d)	5.84%		3.55%	(1.10)%	6.20%		1.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$95,925		$101,046	$83,310	$47,400		$1,262
Ratio of net expenses to average net assets (e)	0.91	% (h)	0.91%	0.91%	0.91%		0.91	% (h)
Ratio of gross expenses to average net assets (e,f)	0.92	% (h)	0.92%	0.92%	0.97%		30.74	% (h)
Ratio of net investment income to average net assets (c,e)	1.01	% (h)	1.23%	1.16%	1.70%		5.12	% (h)
Portfolio turnover rate	38	% (i)	51%	32%	34%		1	% (i)

(a)	Global Atlantic Balanced Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Amount represents less than $0.005.

(h)	Annualized.

(i)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2017		Year Ended	Year Ended	Year Ended		Period Ended
	(Unaudited)		December 31, 2016	December 31, 2015	December 31, 2014		December 31, 2013(a)

Net asset value, beginning of period	$9.04		$9.35	$10.27	$10.22		$10.00
Income from investment operations:
Net investment income/(loss) (b,c)	(0.03)		0.06	0.16	0.54		0.60
Net realized and unrealized gain/(loss) on investments	0.67		(0.06)	(0.52)	(0.47)		(0.38)
Total income (loss) from investment operations	0.64		0.00 (g)	(0.36)	0.07		0.22
Less distributions from:
Net investment income	—		(0.12)	(0.16)	(0.01)		—
Net realized gain	—		(0.19)	(0.40)	(0.01)		—
Total distributions from net investment income and net realized gains	—		(0.31)	(0.56)	(0.02)		—
Net asset value, end of period	$9.68		$9.04	$9.35	$10.27		$10.22
Total return (d)	7.08%		0.02%	(3.44)%	0.69%		2.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$280,366		$274,284	$272,598	$176,415		$8,428
Ratio of net expenses to average net assets (e)	0.57	% (h)	0.57%	0.57%	0.57%		0.57	% (h)
Ratio of gross expenses to average net assets (e,f)	1.26	% (h)	1.27%	1.26%	1.35%		4.43	% (h)
Ratio of net investment income to average net assets (c,e)	-0.55	% (h)	0.64%	1.61%	5.20%		35.20	% (h)
Portfolio turnover rate	0	% (i)(j)	7%	1%	0	% (i)	0	% (i,j)

(a)	Global Atlantic BlackRock Global Allocation Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Amount represents less than $0.005.

(h)	Annualized.

(i)	Not annualized.

(j)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2017		Year Ended	Year Ended	Period Ended
	(Unaudited)		December 31, 2016	December 31, 2015	December 31, 2014 (a)

Net asset value, beginning of period	$10.64		$9.78	$10.57	$10.00
Income from investment operations:
Net investment income (b,c)	0.06		0.13	0.12	0.15
Net realized and unrealized gain (loss) on investments	0.58		0.81	(0.87)	0.42
Total income (loss) from investment operations	0.64		0.94	(0.75)	0.57
Less distributions from:
Net investment income	—		(0.08)	(0.04)	—
Net asset value, end of period	$11.28		$10.64	$9.78	$10.57
Total return (d)	6.11%		9.60%	(7.09)%	5.70%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$280,025		$236,401	$162,144	$87,956
Ratio of net expenses to average net assets (e)	1.11	% (g)	1.08%	1.08%	1.08	% (g)
Ratio of gross expenses to average net assets (e,f)	1.26	% (g)	1.22%	1.21%	1.24	% (g)
Ratio of net investment income to average net assets (c,e)	1.01	% (g)	1.22%	1.13%	2.22	% (g)
Portfolio turnover rate	4	% (h)	3%	3%	2	% (h)

(a)	Global Atlantic Franklin Dividend and Income Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2017		Year Ended		Period Ended
	(Unaudited)		December 31, 2016		December 31, 2015 (a)

Net asset value, beginning of period	$9.87		$9.48		$10.00
Income from investment operations:
Net investment income (b,c)	0.01		0.04		0.01
Net realized and unrealized gain/(loss) on investments	0.31		0.35		(0.53)
Total income/(loss) from investment operations	0.32		0.39		(0.52)
Less distributions from:
Net investment income	—		(0.00	) (d)	(0.00	) (d)
Net asset value, end of period	$10.19		$9.87		$9.48
Total return (e)	3.24%		4.12%		(5.17)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$33,257		$30,792		$16,249
Ratio of expenses to average net assets (f)	1.16	% (h)	1.16%		1.16	% (h)
Ratio of gross expenses to average net assets (f,g)	1.21	% (h)	1.21%		1.22	% (h)
Ratio of net investment income to average net assets (c,f)	0.29	% (h)	0.43%		0.10	% (h)
Portfolio turnover rate	109	% (i)	101%		14	% (i)

(a)	Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio commenced operations on April 30, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Amount represents less than $0.005.

(e)	the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Annualized.

(i)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights
Global Atlantic Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2017		Year Ended		Year Ended		Period Ended
	(Unaudited)		December 31, 2016		December 31, 2015		December 31, 2014 (a)

Net asset value, beginning of period	$10.03		$9.91		$10.49		$10.00
Income from investment operations:
Net investment income (b,c)	0.05		0.13		0.13		0.13
Net realized and unrealized gain (loss) on investments	0.78		0.09		(0.68)		0.36
Total income (loss) from investment operations	0.83		0.22		(0.55)		0.49
Less distributions from:
Net investment income	—		(0.10)		(0.03)		—
Net asset value, end of period	$10.86		$10.03		$9.91		$10.49
Total return (d)	8.28%		2.23%		(5.23)%		4.90%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$467,246		$467,767		$461,355		$260,758
Ratio of net expenses to average net assets (e)	0.91	% (g)	0.91%		0.91%		0.90	% (g)
Ratio of gross expenses to average net assets (e)	0.92	% (f,g)	0.92	% (f)	0.92	% (f)	0.90	% (g)
Ratio of net investment income to average net assets (c,e)	1.00	% (g)	1.32%		1.22%		1.83	% (g)
Portfolio turnover rate	41	% (h)	59%		23%		9	% (h)

(a)	Global Atlantic Growth Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights
Global Atlantic Moderate Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2017		Year Ended		Year Ended		Period Ended
	(Unaudited)		December 31, 2016		December 31, 2015		December 31, 2014 (a)

Net asset value, beginning of period	$10.52		$10.20		$10.50		$10.00
Income from investment operations:
Net investment income (b,c)	0.54		0.13		0.13		0.13
Net realized and unrealized gain (loss) on investments	0.19		0.28		(0.40)		0.37
Total income (loss) from investment operations	0.73		0.41		(0.27)		0.50
Less distributions from:
Net investment income	—		(0.09)		(0.03)		—
Net asset value, end of period	$11.25		$10.52		$10.20		$10.50
Total return (d)	6.94%		4.05%		(2.57)%		5.00%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$148,565		$142,389		$127,725		$64,987
Ratio of net expenses to average net assets (e)	0.91	% (g)	0.91%		0.91%		0.91	% (g)
Ratio of gross expenses to average net assets (e)	0.91	% (f,g)	0.92	% (f)	0.92	% (f)	0.91	% (g)
Ratio of net investment income to average net assets (c,e)	1.01	% (g)	1.26%		1.21%		1.82	% (g)
Portfolio turnover rate	40	% (h)	59%		21%		11	% (h)

(a)	Global Atlantic Growth Managed Risk Portfolio commenced operations on April 30, 2014.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights
Global Atlantic Motif Aging of America Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2017	Period Ended
	(Unaudited)	December 31, 2016 (a)

Net asset value, beginning of period	$9.34	$10.00
Income from investment operations:
Net investment income (b,c)	0.07	0.02
Net realized and unrealized gain/(loss) on investments	1.91	(0.68)
Total income/(loss) from investment operations	1.98	(0.66)
Net asset value, end of period	$11.32	$9.34
Total return (d)	21.20%	(6.60)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$113	$93
Ratio of net expenses to average net assets (e,f)	1.01%	1.02%
Ratio of net investment income to average net assets (c,e,f)	1.31%	0.51%
Portfolio turnover rate (g)	25%	22%

(a)	Global Atlantic Motif Aging of America Portfolio commenced operations on July 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights
Global Atlantic Motif Real Estate Trends Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Six Months Ended	Period Ended
	June 30, 2017	December 31,
	(Unaudited)	2016 (a)

Net asset value, beginning of period	$9.28	$10.00
Income from investment operations:
Net investment income (b,c)	0.11	0.06
Net realized and unrealized gain/(loss) on investments	0.56	(0.78)
Total income/(loss) from investment operations	0.67	(0.72)
Net asset value, end of period	$9.95	$9.28
Total return (d)	7.22%	(7.20)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$99	$93
Ratio of net expenses to average net assets (e,f)	1.01%	1.02%
Ratio of net investment income to average net assets (c,e,f)	2.40%	1.56%
Portfolio turnover rate (g)	8%	8%

(a)	Global Atlantic Motif Real Estate Trends Portfolio commenced operations on July 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights
Global Atlantic Motif Technological Innovations Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Six Months Ended	Period Ended
	June 30, 2017	December 31,
	(Unaudited)	2016 (a)

Net asset value, beginning of period	$9.94	$10.00
Income from investment operations:
Net investment loss (b,c)	(0.04)	(0.03)
Net realized and unrealized gain/(loss) on investments	2.57	(0.03)
Total income/(loss) from investment operations	2.53	(0.06)
Net asset value, end of period	$12.47	$9.94
Total return (d)	25.45%	(0.60)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$125	$99
Ratio of net expenses to average net assets (e,f)	1.01%	1.01%
Ratio of net investment loss to average net assets (c,e,f)	(0.63)%	(0.59)%
Portfolio turnover rate (g)	12%	15%

(a)	Global Atlantic Motif Technological Innovations Portfolio commenced operations on July 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights
Global Atlantic PIMCO Tactical Allocation Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2017		Year Ended	Period Ended
	(Unaudited)		December 31, 2016	December 31, 2015 (a)

Net asset value, beginning of period	$9.73		$9.45	$10.00
Income from investment operations:
Net investment income (b,c)	0.04		0.11	0.04
Net realized and unrealized gain/(loss) on investments	0.62		0.26	(0.51)
Total income/(loss) from investment operations	0.66		0.37	(0.47)
Less distributions from:
Net investment income	—		(0.09)	(0.08)
Net asset value, end of period	$10.39		$9.73	$9.45
Total return (d)	7.00%		3.91%	(4.72)%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$23,655		$20,356	$13,215
Ratio of net expenses to average net assets (e)	1.14	% (g)	1.14%	1.14	% (g)
Ratio of gross expenses to average net assets (e,f)	1.21	% (g)	1.21%	1.22	% (g)
Ratio of net investment income to average net assets (c,e)	0.80	% (g)	1.15%	0.61	% (g)
Portfolio turnover rate (i)	32	% (h)	66%	128	% (h)

(a)	Global Atlantic PIMCO Tactical Allocation Portfolio commenced operations on April 30, 2015.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Not annualized.

(i)	The portfolio turnover rates excludes mortgage dollar roll transactions for the six months ended June 30, 2017, year ended December 31, 2016 and period ended December 31, 2015. If these were included in the calculation, the turnover percentage would be 141%, 304% and 220%, respectively. See Note 3 in the accompanying notes to financial statements.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights
Global Atlantic Select Advisor Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2017		Year Ended	Year Ended	Year Ended		Period Ended
	(Unaudited)		December 31, 2016	December 31, 2015	December 31, 2014		December 31, 2013 (a)

Net asset value, beginning of period	$11.04		$10.62	$10.97	$10.24		$10.00
Income from investment operations:
Net investment income (b,c)	0.09		0.14	0.15	0.17		0.04
Net realized and unrealized gain/(loss) on investments	0.72		0.40	(0.46)	0.56		0.20
Total income/(loss) from investment operations	0.81		0.54	(0.31)	0.73		0.24
Less distributions from:
Net investment income	—		(0.12)	(0.04)	(0.00	) (g)	—
Net asset value, end of period	$11.85		$11.04	$10.62	$10.97		$10.24
Total return (d)	7.34%		5.10%	(2.81)%	7.14%		2.40%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$115,512		$110,443	$105,716	$51,597		$2,415
Ratio of net expenses to average net assets (e)	0.63	% (h)	0.63%	0.63%	0.63%		0.63	% (h)
Ratio of gross expenses to average net assets (e,f)	1.26	% (h)	1.27%	1.26%	1.37%		14.77	% (h)
Ratio of net investment income to average net assets (c,e)	1.50	% (h)	1.26%	1.42%	1.59%		2.06	% (h)
Portfolio turnover rate	23	% (i)	45%	21%	18%		0	% (i,j)

(a)	Global Atlantic Select Advisor Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Amount represents less than $0.005.

(h)	Annualized.

(i)	Not annualized.

(j)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights
Global Atlantic Wellington Research Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2017		Year Ended	Year Ended	Year Ended	Period Ended
	(Unaudited)		December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013 (a)

Net asset value, beginning of period	$11.82		$11.32	$11.25	$10.31	$10.00
Income from investment operations:
Net investment income (b,c)	0.04		0.08	0.06	0.04	0.01
Net realized and unrealized gain on investments	0.89		0.42	0.03 (d)	0.92	0.30
Total income from investment operations	0.93		0.50	0.09	0.96	0.31
Less distributions from:
Net investment income	—		—	(0.01)	(0.01)	—
Net realized gain	—		—	(0.01)	(0.01)	—
Total distributions from net investment income and net realized gains	—		—	(0.02)	(0.02)	—
Net asset value, end of period	$12.75		$11.82	$11.32	$11.25	$10.31
Total return (e)	7.87%		4.68%	0.75%	9.29%	3.10%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$456,660		$415,607	$335,250	$88,909	$22,424
Ratio of net expenses to average net assets (f)	1.20	% (h)	1.20%	1.20%	1.20%	1.20	% (h)
Ratio of gross expenses to average net assets (f,g)	1.21	% (h)	1.21%	1.21%	1.38%	1.62	% (h)
Ratio of net investment income to average net assets (c,f)	0.69	% (h)	0.65%	0.49%	0.35%	0.66	% (h)
Portfolio turnover rate (i)	35	% (j)	71%	91%	120%	14	% (j)

(a)	Global Atlantic Wellington Research Managed Risk Portfolio commenced operations on October 31, 2013.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(f)	Does not include the expenses of the investment companies in which the Portfolio invests.

(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(h)	Annualized.

(i)	The portfolio turnover rates excludes mortgage dollar roll transactions for the six months ended June 30, 2017, and periods or years ended December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013. If these were included in the calculation the turnover percentage would be 53%, 120%, 175%, 188% and 19%, respectively. See Note 3 in the accompanying notes to financial statements.

(j)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Six Months Ended	Period Ended
	June 30, 2017	December 31,
	(Unaudited)	2016 (a)

Net asset value, beginning of period	$10.25	$10.00
Income from investment operations:
Net investment income (b,c)	0.11	0.17
Net realized and unrealized gain on investments	0.40	0.08
Total income from investment operations	0.51	0.25
Net asset value, end of period	$10.76	$10.25
Total return (d)	4.98%	2.50%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$27	$26
Ratio of net expenses to average net assets (e,f)	0.72%	0.73%
Ratio of net investment income to average net assets (c,e,f)	2.06%	2.53%
Portfolio turnover rate (g)	17%	21%

(a)	Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights
Global Atlantic Wilshire Dynamic Global Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Six Months Ended	Period Ended
	June 30, 2017	December 31,
	(Unaudited)	2016 (a)

Net asset value, beginning of period	$10.32	$10.00
Income from investment operations:
Net investment income (b,c)	0.12	0.15
Net realized and unrealized gain on investments	0.57	0.17
Total income from investment operations	0.69	0.32
Net asset value, end of period	$11.01	$10.32
Total return (d)	6.79%	3.20%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$28	$26
Ratio of net expenses to average net assets (e,f)	0.72%	0.73%
Ratio of net investment income to average net assets (c,e,f)	2.32%	2.22%
Portfolio turnover rate (g)	26%	41%

(a)	Global Atlantic Wilshire Dynamic Global Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Six Months Ended	Period Ended
	June 30, 2017	December 31,
	(Unaudited)	2016 (a)

Net asset value, beginning of period	$10.47	$10.00
Income from investment operations:
Net investment income (b,c)	0.16	0.28
Net realized and unrealized gain on investments	0.66	0.19
Total income from investment operations	0.82	0.47
Net asset value, end of period	$11.29	$10.47
Total return (d)	7.83%	4.70%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$260	$210
Ratio of net expenses to average net assets (e,f)	0.72%	0.72%
Ratio of net investment income to average net assets (c,e,f)	2.96%	4.05%
Portfolio turnover rate (g)	16%	17%

(a)	Global Atlantic Wilshire Dynamic Growth Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios

Financial Highlights
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Six Months Ended	Period Ended
	June 30, 2017	December 31,
	(Unaudited)	2016 (a)

Net asset value, beginning of period	$10.34	$10.00
Income from investment operations:
Net investment income (b,c)	0.13	0.16
Net realized and unrealized gain on investments	0.52	0.18
Total income from investment operations	0.65	0.34
Net asset value, end of period	$10.99	$10.34
Total return (d)	6.39%	3.40%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$27	$26
Ratio of net expenses to average net assets (e,f)	0.72%	0.73%
Ratio of net investment income to average net assets (c,e,f)	2.47%	2.32%
Portfolio turnover rate (g)	16%	27%

(a)	Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio commenced operations on April 29, 2016.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total return does not reflect the deduction of taxes that a shareholder may pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent fee waivers by the Adviser.

(e)	Does not include the expenses of the investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS
June 30, 2017 (Unaudited)

1.	ORGANIZATION

The Global Atlantic Portfolios, formerly the FVIT Portfolios, (each a “Portfolio”, collectively the “Portfolios”) are comprised of seventeen different actively managed portfolios. Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Portfolio Name	Commencement Date	Investment Objective
Global Atlantic American Funds® Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Balanced Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	April 30, 2015	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Moderate Growth Managed Risk Portfolio	April 30, 2014	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Motif Aging of America Portfolio	July 29, 2016	Long-term capital appreciation.
Global Atlantic Motif Real Estate Trends Portfolio	July 29, 2016	Long-term capital appreciation and income.
Global Atlantic Motif Technological Innovations Portfolio	July 29, 2016	Long-term capital appreciation.
Global Atlantic PIMCO Tactical Allocation Portfolio	April 30, 2015	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Select Advisor Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Wellington Research Managed Risk Portfolio	October 31, 2013	Capital appreciation and income while seeking to manage volatility.
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	April 29, 2016	Current income and long-term capital appreciation.
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	April 29, 2016	Long-term capital appreciation and current income.
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	April 29, 2016	Long-term capital appreciation.
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	April 29, 2016	Long-term capital appreciation and current income.

The Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic BlackRock Global Allocation Managed Risk Portfolio, Global Atlantic Franklin Dividend and Income Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio, Global Atlantic Moderate Growth Managed Risk Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio, Global Atlantic Select Advisor Managed Risk Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio are diversified series of the Trust; all other Portfolios are non-diversified. Certain of the Portfolios operate as “fund of funds.” A “fund of funds” typically invests in multiple underlying funds and the level of its interest in any particular underlying fund may fluctuate. The Portfolios are intended to be funding vehicles for variable annuity contracts offered by the separate accounts of Forethought Life Insurance Company. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses.

The Portfolios currently offer Class II shares at net asset value.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

References herein to a Portfolio’s investment in a particular instrument include direct investments and indirect investments through investment companies such as open-end funds (mutual funds), exchange-traded funds, and closed-end funds, as applicable.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost to the extent it is determined that amortized cost approximates fair value. Investments in open-end investment companies are valued at net asset value, as discussed in more detail below.

Valuation of Investment Companies – The Portfolios may invest in one or more portfolios of open-end investment companies (the “underlying fund” or “underlying funds”). Each underlying fund is valued at its respective net asset values as reported by such investment company. Each underlying fund values securities in its portfolio for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by each underlying fund’s board(s) of trustees.

Exchange-Traded Funds – The Portfolios may invest in passive exchange-traded funds (“ETF”). An ETF is a type of index fund that is bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolios may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the lack of liquidity in an ETF could result in it being more volatile than the underlying securities, which may result in the Portfolio paying significantly more or receiving significantly less for ETF shares than the value of the relevant underlying securities. Additionally, ETFs have fees and expenses that increase the cost of investing in the ETF versus the costs of owning the underlying securities directly.

Illiquid Securities – The Portfolios may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the valuation procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a Fair Value Committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Global Atlantic Investment Advisors, LLC (the “Adviser”) and/or Sub-Adviser. The Fair Value Committee may also include the Trust’s Chief Compliance Officer and may enlist third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The Board reviews and approves the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

Fair Value Committee and Valuation Process – As noted above, the Fair Value Committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or sub-adviser. The Fair Value Committee may also include the Trust’s Chief Compliance Officer and may enlist third party consultants or advisers (such as an accounting firm or fair value pricing specialist) on an as-needed basis to assist in determining a security-specific fair value or valuation method. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including, without limitation, securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the opinion of the Adviser or Sub-Adviser, the prices or values available do not represent the fair value of the instrument (factors which may cause the Adviser or sub-adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading); (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio’s calculation of its net asset value (“NAV”); and (v) mutual funds that do not provide timely NAV information. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of restricted or illiquid securities using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; and (xii) the security’s embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2017 for each Portfolio’s investments measured at fair value:

Global Atlantic American Funds® Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$217,921,154	$—	$—	$217,921,154
Short-Term Investment	10,718,995	—	—	10,718,995
Total	$228,640,149	$—	$—	$228,640,149

Global Atlantic Balanced Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$91,200,720	$—	$—	$91,200,720
Short-Term Investment	4,776,315	—	—	4,776,315
Total	$95,977,035	$—	$—	$95,977,035

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trust	$266,851,593	$—	$—	$266,851,593
Short-Term Investment	13,891,261	—	—	13,891,261
Total	$280,742,854	$—	$—	$280,742,854

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$191,967,227	$—	$—	$191,967,227
Mutual Fund	67,184,600	—	—	67,184,600
Short-Term Investment	20,766,797	—	—	20,766,797
Total	$279,918,624	$—	$—	$279,918,624

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts *	$2,175	$—	$—	$2,175
Total	$2,175	$—	$—	$2,175

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$9,917,331	$—	$—	$9,917,331
U.S. Treasury Note	—	11,973,037	—	11,973,037
Purchased Options	64,997	—	—	64,997
Short-Term Investments	10,659,124	—	—	10,659,124
Total	$20,641,452	$11,973,037	$—	$32,614,489

Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$6,118	$—	$—	$6,118
Futures Contracts*	227,265	—	—	227,265
Total	$233,383	$—	$—	$233,383

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

Global Atlantic Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$444,848,984	$—	$—	$444,848,984
Short-Term Investment	24,066,403	—	—	24,066,403
Total	$468,915,387	$—	$—	$468,915,387

Global Atlantic Moderate Growth Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$141,498,957	$—	$—	$141,498,957
Short-Term Investment	7,161,083	—	—	7,161,083
Total	$148,660,040	$—	$—	$148,660,040

Global Atlantic Motif Aging of America Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$112,383	$—	$—	$112,383
Short-Term Investment	844	—	—	844
Total	$113,227	$—	$—	$113,227

Global Atlantic Motif Real Estate Trends Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$98,412	$—	$—	$98,412
Short-Term Investment	845	—	—	845
Total	$99,257	$—	$—	$99,257

Global Atlantic Motif Technological Innovations Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$124,272	$—	$—	$124,272
Short-Term Investment	488	—	—	488
Total	$124,760	$—	$—	$124,760

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

 Global Atlantic PIMCO Tactical Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$7,096,034	$—	$—	$7,096,034
Asset Backed Securities	—	841,136	—	841,136
Corporate Bonds	—	2,720,408	—	2,720,408
Municipal Bond	—	30,577	—	30,577
Mortgage Backed Securities	—	5,766,798	—	5,766,798
Collateralized Mortgage Obligations	—	824,067	—	824,067
Commercial Mortgage Backed Securities	—	213,594	—	213,594
U.S. Treasury Securities	—	7,128,357	—	7,128,357
Purchased Options on Indices	238,920	—	—	238,920
Short-Term Investments	750,492	3,397,098	—	4,147,590
Purchased Options on Futures	2,034	—	—	2,034
Swap Contracts	—	47,825	—	47,825
Total	$8,087,480	$20,969,860	$—	$29,057,340

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$61,164	$—	$—	$61,164
Written Options	788	—	—	788
Forward Foreign Currency Contracts	—	6,057	—	6,057
Total	$61,952	$6,057	$—	$68,009

Global Atlantic Select Advisor Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$19,835,314	$—	$—	$19,835,314
Variable Insurance Trusts	90,133,408	—	—	90,133,408
Short-Term Investment	5,595,318	—	—	5,595,318
Total	$115,564,040	$—	$—	$115,564,040

Global Atlantic Wellington Research Managed Risk Portfolio

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$281,209,366	$—	$—	$281,209,366
Preferred Stock	—	80,760	—	80,760
Exchange Traded Fund	7,546,820	—	—	7,546,820
Asset Backed Securities	—	17,911,950	—	17,911,950
Corporate Bonds	—	57,188,670	—	57,188,670
Collateralized Mortgage Obligations	—	610,199	—	610,199
Commercial Mortgage Backed Securities	—	5,268,835	—	5,268,835
Mortgage Backed Securities	—	36,846,704		36,846,704
Municipal Securities	—	5,424,804	—	5,424,804
U.S. Treasury Securities	—	24,774,977	—	24,774,977
Short-Term Investments	36,178,916	—	—	36,178,916
Futures Contracts*	24,226	—	—	24,226
Total	$324,959,328	$148,106,899	$—	$473,066,227

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$12,059	$—	$—	$12,059
Variable Insurance Trusts	14,625	—	—	14,625
Short-Term Investment	329	—	—	329
Total	$27,013	$—	$—	$27,013

Global Atlantic Wilshire Dynamic Global Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$16,183	$—	$—	$16,183
Variable Insurance Trusts ^	11,064	—	—	11,064
Short-Term Investment	290	—	—	290
Total	$27,537	$—	$—	$27,537

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$137,022	$—	$—	$137,022
Variable Insurance Trusts	121,371	—	—	121,371
Short-Term Investment	1,648	—	—	1,648
Total	$260,041	$—	$—	$260,041

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$13,297	$—	$—	$13,297
Variable Insurance Trusts	13,738	—	—	13,738
Short-Term Investment	441	—	—	441
Total	$27,476	$—	$—	$27,476

*	Cumulative net appreciation/(depreciation) on futures contracts is reported in the above table.

The Portfolios did not hold any Level 3 securities during the period.

There were no transfers between levels for any Portfolio except the Global Atlantic Wilshire Dynamic Global Allocation Portfolio. Transfers that were made out of Level 2 represent securities no longer being fair valued using observable inputs and are now being valued at net asset value. It is the Portfolios’ policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

The following amounts were transfers in/(out) of Level 2 Assets:

Global Atlantic Wilshire Dynamic Global Allocation Portfolio
	Mutual Funds	Total
Transfers into Level 2 from Level 1	$—	$—
Transfers into Level 2 into Level 1	1,078	1,078
Net Transfer In/Out of Level 2	$1,078	$1,078

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution which are generally an amount that is in excess of federally insured limits.

Federal Income Tax – It is each Portfolio’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio’s 2013, 2014, 2015 and 2016 tax returns or is expected to be taken in each Portfolio’s 2017 tax returns. Each Portfolio identified its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency Translation – The accounting records of the Portfolios’ are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts – As foreign securities are purchased, a Portfolio may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains/(losses) from forward foreign currency contracts in the statements of operations.

Options Transactions – The Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio and Global Atlantic PIMCO Tactical Allocation Portfolio are subject to equity price risk, interest rate risk and foreign currency risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

A Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or securities indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option, in return for a premium, the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option for American options or only at expiration for European options, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option for American options or only at expiration for European options, regardless of the market price of the security.

Securities index options are put options and call options on various securities indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the securities index and the exercise price of the option expressed in dollars times a specified multiple. A securities index fluctuates with changes in the market value of the stocks included in the index.

The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

For the six months ended June 30, 2017, the change in unrealized appreciation/(depreciation) on options contracts written by the Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio was $(1,329) and $1,583, respectively. For the six months ended June 30, 2017, the Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio and the Global Atlantic PIMCO Tactical Allocation Portfolio had realized gains/(losses) of $(11,949) and $3,111, respectively from option contracts written.

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	112	$16,409
Options written	1,239	77,806
Options expired	(96)	(3,030)
Options closed	(1,081)	(84,617)
Options outstanding, end of period	174	$6,568

Global Atlantic PIMCO Tactical Allocation Portfolio

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	27	5,433
Options expired	(6)	(3,062)
Options outstanding, end of period	21	$2,371

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk, foreign currency exchange rate risks, and to reduce return volatility. Futures are standardized, exchange-traded contracts that provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a securities index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios’ volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers when applicable. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For the six months ended June 30, 2017, realized gains/(losses) and the change in unrealized appreciation (depreciation) on futures contracts subject to equity price risk, as disclosed in the Statements of Operations, is as follows:

		Change in Unrealized
		Appreciation/
	Realized Gain/(Loss)	(Depreciation)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$(141,303)	$(13,635)
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$586,798	$(153,624)
Global Atlantic PIMCO Tactical Allocation Portfolio	$840,537	$(38,367)
Global Atlantic Wellington Research Managed Risk Portfolio	$(119,539)	$36,690

Swap Agreements – The Global Atlantic PIMCO Tactical Allocation Portfolio and the Global Atlantic Wellington Research Managed Risk Portfolio are subject to equity price risk and/or interest rate risk in the normal course of pursuing their investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. In a standard over-the-counter (“OTC”) swap, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” (i.e., the return or increase in value of a particular dollar amount invested in a “basket” of securities, representing a particular index or industry sectors) of predetermined investments or instruments.

A Portfolio may enter into credit default swaps (“CDS”), CDS are two-party contracts that transfer credit exposure between the parties. One party (the “buyer”) receives credit protection and the other party (the “seller”) takes on credit risk. The buyer typically makes predetermined periodic payments to the seller in exchange for the seller’s commitment to purchase the underlying reference obligation if a defined credit event occurs, such as a default, bankruptcy or failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. If the defined credit event occurs, the seller must pay the agreed-upon value of a reference obligation to the counterparty or perform pursuant to the agreement. The buyer must then surrender the reference obligation to the seller. As a seller of credit protection in a CDS, a Portfolio would be liable for the notional amount of the swap.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

The swaps in which a Portfolio may invest may be centrally-cleared or bi-laterally traded. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of a swap agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. A Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Swap agreements involve, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Each Portfolio’s maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract’s remaining life, to be the extent that amount is positive.

Swaps may involve greater risks than direct investments in securities because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk, credit risk and pricing risk, each of which individually and collectively, may have a considerable impact on the performance of the Portfolio. CDS in particular may involve greater risks than investing in a referenced instrument directly. Swaps, especially those that are not exchange-traded, may also be considered illiquid. It may not be possible for a Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease counterparty risk and increase market liquidity, exchange-trading and clearing does not make the contracts risk free, but rather, the primary credit risk on such contracts is the creditworthiness of the clearing broker or the clearinghouse.

The Portfolios use cash and certain securities as collateral to swap agreements as indicated on the Portfolio of Investments and Statements of Assets and Liabilities. Such collateral is held for the benefit of the counterparty in a segregated account to prevent non-payment by the Portfolios. If the counterparty defaults, the Portfolio may seek return of this collateral and incur certain costs exercising their rights to the collateral.

For the six months ended June 30 2017, the change in unrealized appreciation/(depreciation) on swap contracts for the Global Atlantic PIMCO Tactical Allocation Portfolio was $(30,447). For the six months ended June 30, 2017, the Global Atlantic PIMCO Tactical Allocation Portfolio had realized gains of $20,371 from swap contracts. For the six months ended June 30, 2017, the Global Atlantic Wellington Research Managed Risk Portfolio did not engage in swap contracts.

Offsetting of Financial Assets/Liabilities and Derivative Assets/Liabilities

The following tables present certain of the Portfolios’ asset/liability derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2017.

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Liabilities
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets &		Statement of Assets &	Financial	Collateral
Description	Liabilities		Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$2,175	(1)	$—	(1)	$2,175	$—	$2,175	(2)	$—
Total	$2,175		$—		$2,175	$—	$2,175		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $62,046.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio

Liabilities
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
	Gross		Gross Amounts		Net Amounts of Liabilities
	Amounts of		Offset in the		Presented in the		Cash
	Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Liabilities		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$227,265	(1)	$—	(1)	$227,265	$—	$227,265	(2)	$—
Options Written	6,118		—		6,118	—	6,118		—
Total	$233,383		$—		$233,383	$—	$233,383		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $575,780.

Global Atlantic PIMCO Tactical Allocation Portfolio

Assets
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Liabilities
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Liabilities		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Swap Contracts	$47,825	(1)	$—	(1)	$47,825	$—	$47,825	(2)	$—
Total	$47,825		$—		$47,825	$—	$47,825		$—

Liabilities
						Gross Amounts Not Offset
						in the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Liabilities
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Liabilities		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Forward Foreign Currency Contracts	$6,057	(1)	$—	(1)	$6,057	$—	$6,057	(2)	$—
Futures Contracts	61,164	(1)	—	(1)	61,164	—	61,164	(2)	—
Options Written	788		—		788	—	788		—
Total	$68,009		$—		$68,009	$—	$68,009		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $515,662.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

Global Atlantic Wellington Research Managed Risk Portfolio

Assets
						Gross Amounts Not Offset in
						the Statement of Assets &
						Liabilities
			Gross Amounts		Net Amounts of Liabilities
	Gross Amounts		Offset in the		Presented in the		Cash
	of Recognized		Statement of Assets		Statement of Assets &	Financial	Collateral
Description	Assets		& Liabilities		Liabilities	Instruments	Pledged		Net Amount
Futures Contracts	$24,226	(1)	$—	(1)	$24,226	$—	$24,226	(2)	$—
Total	$24,226		$—		$24,226	$—	$24,226		$—

(1)	Gross unrealized appreciation and depreciation as presented in the Portfolio of Investments.

(2)	The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged of $98,818.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Global Atlantic PIMCO Tactical Allocation Portfolio and Global Atlantic Wellington Research Managed Risk Portfolio’s Statement of Assets and Liabilities as of June 30, 2017:

Location on the Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives
Equity/Interest Rate/Currency Contracts	Investments in securities, at value
Unrealized depreciation on futures contracts
Unrealized depreciation on swap contracts
Unrealized depreciation on forward foreign currency contracts

The following table sets forth the fair value of the Global Atlantic PIMCO Tactical Allocation Portfolio’s and Global Atlantic Wellington Research Managed Risk Portfolio’s derivative contracts by primary risk exposure as of June 30, 2017:

Global Atlantic PIMCO Tactical Allocation Portfolio

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	June 30, 2017
Options Purchased on Indices	$238,920	$—	$—	$238,920
Options Purchased on Futures	—	328	1,706	2,034
Futures Contracts	(42,590)	(18,574)	—	(61,164)
Swap Contracts	—	47,080	745	47,825
Options Written	—	—	1,583	1,583
Forward Foreign Currency Contracts	—	—	(6,057)	(6,057)
Total	$196,330	$28,834	$(2,023)	$223,141

Global Atlantic Wellington Research Managed Risk Portfolio

Derivatives Investment Fair Value
				Total as of
	Equity	Interest Rate	Currency	June 30, 2017
Futures Contracts	$(1,735)	$25,961	$—	$24,226
Total	$(1,735)	$25,961	$—	$24,226

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

The following is a summary of the location of derivative investments on the Global Atlantic PIMCO Tactical Allocation Portfolio’s Statement of Operations for the six months ended June 30, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/ Currency Contracts	Net realized gain (loss) on:
Investments
Futures contracts
Swap contracts
Options written
Foreign currency translations
Net change in unrealized appreciation/(depreciation) on:
Investments
Futures contracts
Swap contracts
Foreign currency translations

The following is a summary of the Global Atlantic PIMCO Tactical Allocation Portfolio’s realized and unrealized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the six months ended June 30, 2017:

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the
Statement of Operations
				Total as of
	Equity	Interest Rate	Currency	June 30, 2017
Options Purchased on Indices	$69,990	$—	$—	$69,990
Options Purchased on Futures	—	328	1,706	2,034
Options Written	—	—	1,583	1,583
Futures Contracts	(11,182)	(11,519)	(15,666)	(38,367)
Swap Contracts	—	(31,192)	745	(30,447)
Forward Foreign Currency Contracts	—	—	(50,235)	(50,235)
Total	$58,808	$(42,383)	$(61,867)	$(45,442)

Realized gain/(loss) on derivatives recognized in the Statement of Operations

				Total for the period ended
	Equity	Interest Rate	Currency	June 30, 2017
Options Written	$—	$3,111	$—	$3,111
Futures Contracts	808,108	33,243	—	841,351
Swap Contracts	—	20,128	243	20,371
Forward Foreign Currency Contracts	—	—	12,200	12,200
Total	$808,108	$56,482	$12,443	$877,033

The following is a summary of the location of derivative investments on the Global Atlantic Wellington Research Managed Risk Portfolio’s Statement of Operations for the six months ended June 30, 2017:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/ Currency Contracts	Net realized gain (loss) on:
Futures contracts
Swap contracts
Net change in unrealized appreciation/(depreciation) on:
Futures contracts
Swap contracts

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

The following is a summary of the Global Atlantic Wellington Research Managed Risk Portfolio’s realized and unrealized gain/(loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the six months ended June 30, 2017:

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the
Statement of Operations

				Total as of
	Equity	Interest Rate	Currency	June 30, 2017
Futures Contracts	$(6,615)	$43,305	$—	$36,690
Total	$(6,615)	$43,305	$—	$36,690

Realized gain/(loss) on derivatives recognized in the Statement of Operations

				Total for the period ended
	Equity	Interest Rate	Currency	June 30, 2017
Futures Contracts	$(36,840)	$(116,589)	$—	$(153,429)
Total	$(36,840)	$(116,589)	$—	$(153,429)

The notional value of the derivative instruments outstanding as of June 30, 2017, as disclosed in the Portfolios of Investments, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

Short Sales – A Portfolio may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Portfolio; (iii) for investment return, (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio cover its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

When-Issued and Delayed-Delivery Transactions – The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Real Estate Investment Trusts – Certain Portfolios may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. Along with the risks common to different types of real estate-related securities, such as loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities, REITs involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. In addition, REITs are not diversified and are heavily dependent on cash flow.

Distributions from a Portfolio’s investments in REITs may be characterized as ordinary income, a net capital gain or a return of capital. The Portfolios record distributions that represent a net capital gain as a realized gain and distributions that represent a return of capital as a reduction of the cost of investment. REITs report information on the source of their distributions annually in the following calendar year. As a result, the Portfolio estimates the source of REIT distributions for accounting purposes and then makes adjustments when the actual source information is reported by the REIT. These estimates are based on the most recent REIT distribution information available.

Credit Risk – There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of a Portfolio or an underlying fund. Lower credit quality also will affect liquidity and make it difficult to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the market’s perception that an issuer is likely to default, tends to reduce the value and liquidity of securities, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause a Portfolio to directly or indirectly incur expenses in seeking recovery of principal or interest.

Derivatives Risk – A Portfolio’s use of derivatives may increase costs, reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with, and may be more sensitive to market events than, the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability to sell or otherwise close-out a derivatives position at an advantageous time or price could expose the Portfolio to losses and could make derivatives more difficult to value accurately. Derivatives typically give rise to a form of leverage and may expose the Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory requirements require the clearing and exchange trading of many standardized OTC derivative instruments deemed to be “swaps.” The Commodity Future Trading Commission (“CFTC”) has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to margin requirements that are being implemented on a phase in basis. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. These and other regulatory developments relating to a mutual fund’s use of derivatives may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives and the Portfolios. The December 2015 proposed new regulations may also make a mutual fund’s use of derivatives more costly. The regulation of the derivatives markets has increased over the past several years, and there can be no assurance that any new governmental regulation will not adversely affect a Portfolio’s ability to achieve its investment result.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

Market Risk – The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, limited dealer capacity, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio has exposure to instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down.

A Portfolio may experience a substantial or complete loss on any individual security. Since the global financial crisis that began in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in slower growth and an unusually high degree of volatility in the financial markets, both domestic and foreign. In response to the financial crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. The Federal Reserve has since reduced its market support activities and has recently started raising interest rates. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect the markets generally and increase market volatility. These and other changes in market conditions could reduce the value and liquidity of the securities in which a Portfolio invests. This environment could make identifying investment risks and opportunities especially difficult.

Policy and legislative changes in the U.S. and abroad affect many aspects of financial regulation and may, in some cases, contribute to decreased liquidity and increased volatility in the financial markets. Economies and financial markets around the world are becoming increasingly interconnected. As a result, whether or not a Portfolio has exposure to securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a Portfolio’s investments may be negatively affected.

In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. An increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values of portfolio holdings and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed-income markets.

Mortgage Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the Portfolio of mortgage related securities that it holds with an agreement by the Portfolios to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2017, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Global Atlantic American Funds® Managed Risk Portfolio	$54,475,976	$51,764,951
Global Atlantic Balanced Managed Risk Portfolio	35,598,520	45,710,791
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	721,111	15,500,321
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	32,962,193	8,728,574
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	25,150,986	22,052,707
Global Atlantic Growth Managed Risk Portfolio	182,349,784	216,706,282
Global Atlantic Moderate Growth Managed Risk Portfolio	55,729,888	58,987,506
Global Atlantic Motif Aging of America Portfolio	25,397	25,168
Global Atlantic Motif Real Estate Trends Portfolio	8,295	7,200
Global Atlantic Motif Technological Innovations Portfolio	13,450	13,214
Global Atlantic PIMCO Tactical Allocation Portfolio	32,295,626	29,545,846
Global Atlantic Select Advisor Managed Risk Portfolio	24,811,573	27,141,202
Global Atlantic Wellington Research Managed Risk Portfolio	231,877,636	221,920,759
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	4,571	4,389
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	7,218	7,002
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	74,495	37,916
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	4,277	4,311

The aggregate amount of purchases and sales for Global Atlantic PIMCO Tactical Allocation Portfolio (including paydowns) of investment securities, excluding short-term securities and financial futures, during the six month ended June 30, 2017, amounted to $32,295,626 and $29,545,846, respectively, of which $25,810,691 in purchases and $24,202,846 in sales were from mortgage dollar roll transactions.

The aggregate amount of purchases and sales for Global Atlantic Wellington Research Managed Risk Portfolio (including paydowns) of investment securities, excluding short-term securities and financial futures, during the six months ended June 30, 2017, amounted to $231,877,636 and $221,920,759, respectively, of which $82,925,754 in purchases and $78,173,119 in sales were from mortgage dollar roll transactions.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Adviser serves as the Portfolios’ investment adviser. The Adviser has engaged the following sub-advisers for the Portfolios:

Portfolio	Sub-Adviser
Global Atlantic American Funds® Managed Risk Portfolio	Wilshire Associates Incorporated * Milliman Financial Risk Management, LLC

Global Atlantic Balanced Managed Risk Portfolio*	BlackRock Financial Management, Inc. * Milliman Financial Risk Management, LLC

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	Milliman Financial Risk Management, LLC

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Franklin Advisers, Inc.** Franklin Advisory Services, LLC Milliman Financial Risk Management, LLC

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Goldman Sachs Asset Management, L.P.

Global Atlantic Growth Managed Risk Portfolio	BlackRock Financial Management, Inc. * Milliman Financial Risk Management, LLC

Global Atlantic Moderate Growth Managed Risk Portfolio	BlackRock Financial Management, Inc. * Milliman Financial Risk Management, LLC

Global Atlantic Motif Aging of America Portfolio	Motif Capital Management, Inc.

Global Atlantic Motif Real Estate Trends Portfolio	Motif Capital Management, Inc.

Global Atlantic Motif Technological Innovations Portfolio	Motif Capital Management, Inc.

Global Atlantic PIMCO Tactical Allocation Portfolio	Pacific Investment Management Company LLC

Global Atlantic Select Advisor Managed Risk Portfolio	Wilshire Associates Incorporated * Milliman Financial Risk Management, LLC

Global Atlantic Wellington Research Managed Risk Portfolio	Milliman Financial Risk Management, LLC Wellington Management Company LLP

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	Wilshire Associates Incorporated

Global Atlantic Wilshire Dynamic Global Allocation Portfolio	Wilshire Associates Incorporated

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	Wilshire Associates Incorporated

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	Wilshire Associates Incorporated

*	Effective October 1, 2016.

**	Effective July 5, 2017.

The Portfolios have employed GFS to provide administration, fund accounting and transfer agent services. GFS provides a Principal Financial Officer to the Trust.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Portfolios, the Adviser, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Portfolios pay the Adviser an advisory fee, computed on average daily net assets and accrued daily and paid monthly.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

The following chart details the annual advisory fee for each Portfolio. Pursuant to sub-advisory agreements, the Adviser pays each sub-adviser a fee, which is computed and paid monthly.

Portfolio	Advisory Fee*
Global Atlantic American Funds® Managed Risk Portfolio [1]	0.900% of the first $500 million 0.875% of the next $500 million 0.850% over $1 billion

Global Atlantic Balanced Managed Risk Portfolio [2]	0.550% of the first $500 million 0.525% of the next $500 million 0.500% over $1 billion

Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.900%

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	0.850% of the first $500 million 0.825% of the next $500 million 0.800% over $1 billion

Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	0.850% of the first $500 million 0.825% of the next $500 million 0.800% over $1 billion

Global Atlantic Growth Managed Risk Portfolio	0.550% of the first $500 million
0.525% of the next $500 million
0.500% over $1 billion

Global Atlantic Moderate Growth Managed Risk Portfolio	0.550% of the first $500 million 0.525% of the next $500 million 0.500% over $1 billion

Global Atlantic Motif Aging of America Portfolio	0.650% of the first $100 million 0.600% of the next $150 million 0.550% of the next $250 million 0.500% over $500 million

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

Portfolio	Advisory Fee*
Global Atlantic Motif Real Estate Trends Portfolio	0.650% of the first $100 million 0.600% of the next $150 million 0.550% of the next $250 million 0.500% over $500 million

Global Atlantic Motif Technological Innovations Portfolio	0.650% of the first $100 million 0.600% of the next $150 million 0.550% of the next $250 million 0.500% over $500 million

Global Atlantic PIMCO Tactical Allocation Portfolio	0.850% of the first $500 million 0.825% of the next $500 million 0.800% over $1 billion

Global Atlantic Select Advisor Managed Risk Portfolio	0.900% of the first $500 million 0.875% of the next $500 million 0.850% over $1 billion

Global Atlantic Wellington Research Managed Risk Portfolio [3]	0.850% of the first $500 million 0.825% of the next $500 million 0.800% over $1 billion

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.360% of the first $500 million 0.350% of the next $500 million 0.340% of the next $2 billion 0.330% of the next $2 billion 0.310% over $5 billion

Global Atlantic Wilshire Dynamic Global Allocation Portfolio	0.360% of the first $500 million 0.350% of the next $500 million 0.340% of the next $2 billion 0.330% of the next $2 billion 0.310% over $5 billion

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.360% of the first $500 million 0.350% of the next $500 million 0.340% of the next $2 billion 0.330% of the next $2 billion 0.310% over $5 billion

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	0.360% of the first $500 million 0.350% of the next $500 million 0.340% of the next $2 billion 0.330% of the next $2 billion 0.310% over $5 billion

*	Calculated daily based on the prior day’s net assets.

1 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.90%.

2 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.55%.

3 – Prior to February 11, 2014, the Portfolio’s advisory fee was 0.85%.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

With respect to each Portfolio, the Adviser has contractually agreed to waive its fees and to reimburse expenses, at least until the expiration dates listed below, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio’s shares listed below (“Waiver Agreement”). The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limits listed below and any expense limits applicable at the time of recoupment. The agreements may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser.

Portfolio	Expense Limitation	Expiration Date
Global Atlantic American Funds® Managed Risk Portfolio	0.86%	April 30, 2018
Global Atlantic Balanced Managed Risk Portfolio	0.91%	April 30, 2018
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.57%	April 30, 2018
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio*	1.15%	April 30, 2018
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.16%	April 30, 2018
Global Atlantic Growth Managed Risk Portfolio	0.91%	April 30, 2018
Global Atlantic Moderate Growth Managed Risk Portfolio	0.91%	April 30, 2018
Global Atlantic Motif Aging of America Portfolio	1.22%	April 30, 2018
Global Atlantic Motif Real Estate Trends Portfolio	1.22%	April 30, 2018
Global Atlantic Motif Technological Innovations Portfolio	1.22%	April 30, 2018
Global Atlantic PIMCO Tactical Allocation Portfolio	1.14%	April 30, 2018
Global Atlantic Select Advisor Managed Risk Portfolio	0.63%	April 30, 2018
Global Atlantic Wellington Research Managed Risk Portfolio	1.20%	April 30, 2018
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.75%	April 30, 2018
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	0.75%	April 30, 2018
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.75%	April 30, 2018
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	0.75%	April 30, 2018

*	Prior to April 28, 2017, the Portfolio’s expense limitation was 1.08%. For the period April 28, 2017 to July 5, 2017, the Portfolio’s expense limitation was inclusive of acquired fund fees and expenses. Effective July 6, 2017, the Portfolio’s expense limitation is exclusive of acquired fund fees and expenses.

In addition, the Adviser has agreed to waive 0.40% of its fees for Global Atlantic American Funds® Managed Risk Portfolio, Global Atlantic BlackRock Global Allocation Managed Risk Portfolio, and Global Atlantic Select Advisor Managed Risk Portfolio for as long as each Portfolio relies primarily on investments in underlying funds to achieve its principal investment strategy. This waiver is not subject to recoupment.

The Adviser or its affiliates may receive compensation from managers of underlying funds in which certain Portfolios invest. This compensation may create a conflict of interest for the Adviser in the selection of underlying funds for investment by the Portfolio. However, the Adviser will voluntarily reduce the amount of its compensation under its Advisory Agreement with the Portfolio by the amount of compensation received from managers of underlying funds. The minimum amount of this waiver, until at least April 30, 2018, for each Portfolio, is based on estimated amounts expected to be received during the current fiscal year. If a reasonable estimate cannot be made, the minimum may be set at 0.00%. The actual amount of each waiver may be higher to the extent the payments exceed the Adviser’s estimates, but it will not be lower. These waivers are not subject to recoupment by the Adviser. The waivers may be terminated only by the Portfolio’s Board of Trustees, on 60 days’ written notice to the Adviser.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

Portfolio	Minimum Amount of Waiver
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.20%
Global Atlantic Select Advisor Managed Risk Portfolio	0.14%
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	0.00%
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	0.00%
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	0.00%
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	0.00%

For the six months ended June 30, 2017, the Adviser waived fees as follows:

Portfolio	Waiver
Global Atlantic American Funds® Managed Risk Portfolio	$455,640
Global Atlantic Balanced Managed Risk Portfolio	$2,539
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$957,461
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$208,451
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$8,720
Global Atlantic Growth Managed Risk Portfolio	$11,531
Global Atlantic Moderate Growth Managed Risk Portfolio	$3,386
Global Atlantic PIMCO Tactical Allocation Portfolio	$8,126
Global Atlantic Select Advisor Managed Risk Portfolio	$359,556
Global Atlantic Wellington Research Managed Risk Portfolio	$31,843

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolio’s operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio’s expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

The Adviser may recapture the following amounts by the following dates:

Portfolio	December 31, 2017	December 31, 2018	December 31, 2019
Global Atlantic American Funds® Managed Risk Portfolio	$43,219	$10,091	$13,328
Global Atlantic Balanced Managed Risk Portfolio	$10,495	$6,116	$5,053
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$302,097	$687,468	$819,822
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$43,581	$181,292	$260,257
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	N/A	$4,593	$13,249
Global Atlantic Growth Managed Risk Portfolio	$—	$39,670	$25,672
Global Atlantic Moderate Growth Managed Risk Portfolio	$—	$9,244	$7,442
Global Atlantic Motif Aging of America Portfolio	N/A	N/A	N/A
Global Atlantic Motif Real Estate Trends Portfolio	N/A	N/A	N/A
Global Atlantic Motif Technological Innovations Portfolio	N/A	N/A	N/A
Global Atlantic PIMCO Tactical Allocation Portfolio	N/A	$6,514	$11,766
Global Atlantic Select Advisor Managed Risk Portfolio	$80,814	$208,612	$262,953
Global Atlantic Wellington Research Managed Risk Portfolio	$67,806	$29,627	$55,984
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	N/A	N/A	N/A
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	N/A	N/A	N/A
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	N/A	N/A	N/A
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	N/A	N/A	N/A

As of December 31, 2016, the following amounts expired unrecouped:

Portfolio	December 31, 2016
Global Atlantic American Funds® Managed Risk Portfolio	$11,939
Global Atlantic Balanced Managed Risk Portfolio	$11,885
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$13,004
Global Atlantic Select Advisor Managed Risk Portfolio	$12,066
Global Atlantic Wellington Research Managed Risk Portfolio	$14,217

The Trust, on behalf of the Portfolios, has adopted a distribution and shareholder servicing plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class II shares. The fee charged under the Plan is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio’s Class II shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Portfolios’ shareholder accounts, not otherwise required to be provided by the Adviser. The Distributor is an affiliate of GFS.

Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays to GFS a monthly fee for operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Operating expenses include but are not limited to fund accounting, fund administration, transfer agency, legal fees, audit fees, compliance services, shareholder reporting expenses, trustees’ fees and custody fees. The approved entities may be affiliates of GFS.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

For the six months ended June 30, 2017, the Trustees received fees as follows:

Fees
Portfolio	Received
Global Atlantic American Funds® Managed Risk Portfolio	$7,235
Global Atlantic Balanced Managed Risk Portfolio	$7,235
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	$7,235
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	$7,235
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	$7,235
Global Atlantic Growth Managed Risk Portfolio	$7,235
Global Atlantic Motif Aging of America Portfolio	$7,235
Global Atlantic Motif Real Estate Trends Portfolio	$7,235
Global Atlantic Motif Technological Innovations Portfolio	$7,235
Global Atlantic Moderate Growth Managed Risk Portfolio	$7,235
Global Atlantic PIMCO Tactical Allocation Portfolio	$7,235
Global Atlantic Select Advisor Managed Risk Portfolio	$7,235
Global Atlantic Wellington Research Managed Risk Portfolio	$7,235
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	$7,235
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	$7,235
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	$7,235
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	$7,235

Certain affiliates of the Distributor and GFS provide ancillary services to the Portfolios as follows:

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from GFS under the administrative servicing agreement.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of June 30, 2017, ownership percentages of the holders of the voting securities of each Portfolio that may be deemed to control the Portfolio was as follows:

Portfolio	Account Owner	Percentage of
		Ownership as
		of June 30,
		2017
Global Atlantic American Funds® Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Balanced Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

Portfolio	Account Owner	Percentage of
		Ownership as
		of June 30,
		2017
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Growth Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Moderate Growth Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Motif Aging of America Portfolio	Forethought Life Insurance Company	100%
Global Atlantic Motif Real Estate Trends Portfolio	Forethought Life Insurance Company	100%
Global Atlantic Motif Technological Innovations Portfolio	Forethought Life Insurance Company	100%
Global Atlantic PIMCO Tactical Allocation Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Select Advisor Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Wellington Research Managed Risk Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	Forethought Life Insurance Company	57%
	Forethought Life Insurance Company Separate Account A	43%
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	Forethought Life Insurance Company	100%
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	Forethought Life Insurance Company Separate Account A	100%
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	Forethought Life Insurance Company	60%
	Forethought Life Insurance Company Separate Account A	40%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk — Forethought Life Insurance Company, certain accounts, or the Adviser’s affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by these entities of their holdings in the Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force a Portfolio to sell securities.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended December 31, 2016 and December 31, 2015 was as follows:

For fiscal year ended 12/31/2016
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Global Atlantic American Funds Managed Risk Portfolio	$2,760,660	$7,734,168	$—	$10,494,828
Global Atlantic Balanced Managed Risk Portfolio	819,848	—	—	819,848
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	3,760,014	5,627,623	—	9,387,637
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1,544,662	—	—	1,544,662
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	887	—	—	887
Global Atlantic Growth Managed Risk Portfolio	4,733,236	—	—	4,733,236
Global Atlantic Moderate Growth Managed Risk Portfolio	1,265,693	—	—	1,265,693
Global Atlantic Motif Aging of America Portfolio	—	—	—	—
Global Atlantic Motif Real Estate Trends Portfolio	—	—	—	—
Global Atlantic Motif Technological Innovations Portfolio	—	—	—	—
Global Atlantic PIMCO Tactical Allocation Portfolio	185,709	—	—	185,709
Global Atlantic Select Advisor Managed Risk Portfolio	1,256,932	—	—	1,256,932
Global Atlantic Wellington Research Managed Risk Portfolio	1,019,567	—	—	1,019,567
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	—	—	—	—
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	—	—	—	—
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	—	—	—	—
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	—	—	—	—

For fiscal year ended 12/31/2015
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Global Atlantic American Funds Managed Risk Portfolio	$1,455,718	$—	$—	$1,455,718
Global Atlantic Balanced Managed Risk Portfolio	295,453	—	—	295,453
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	4,169,755	10,086,057	—	14,255,812
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	615,993	—	—	615,993
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	5,079	—	—	5,079
Global Atlantic Growth Managed Risk Portfolio	1,298,520	—	—	1,298,520
Global Atlantic Moderate Growth Managed Risk Portfolio	337,034	—	—	337,034
Global Atlantic Motif Aging of America Portfolio	104,819	—	7,122	111,941
Global Atlantic Motif Real Estate Trends Portfolio	383,808	—	—	383,808
Global Atlantic Motif Technological Innovations Portfolio	355,166	—	—	355,166

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Global Atlantic American Funds® Managed Risk Portfolio	$2,856,899	$336,158	$—	$—	$—	$(5,291,324)	$(2,098,267)
Global Atlantic Balanced Managed Risk Portfolio	1,180,080	—	—	(929,024)	—	1,947,688	2,198,744
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	1,777,105	—	—	(12,636,138)	—	(24,539,666)	(35,398,699)
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	2,854,110	—	—	(8,059,609)	—	11,694,453	6,488,954
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	106,684	—	—	(214,133)	—	632,182	524,733
Global Atlantic Growth Managed Risk Portfolio	6,226,461	—	—	(38,864,923)	—	17,240,353	(15,398,109)
Global Atlantic Moderate Growth Managed Risk Portfolio	1,753,575	—	—	(3,859,553)	—	3,696,742	1,590,764
Global Atlantic Motif Aging of America Portfolio	1,918	66	—	—	—	(8,518)	(6,534)
Global Atlantic Motif Real Estate Trends Portfolio	652	343	—	—	—	(8,136)	(7,141)
Global Atlantic Motif Technological Innovations Portfolio	1,547	—	—	—	—	(2,055)	(508)
Global Atlantic PIMCO Tactical Allocation Portfolio	79,272	—	—	(618,808)	—	297,741	(241,795)
Global Atlantic Select Advisor Managed Risk Portfolio	1,405,231	—	—	(724,409)	—	1,826,868	2,507,690
Global Atlantic Wellington Research Managed Risk Portfolio	2,525,539	—	—	(9,539,314)	—	26,012,893	18,999,118
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	515	240	—	—	—	(129)	626
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	550	297	—	—	—	(44)	803
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	1,110	448	—	—	—	(1,460)	98
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	484	353	—	—	—	19	856

The difference between book basis and tax basis unrealized appreciation/(depreciation), undistributed ordinary income/(loss) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for real estate investment trusts, return of capital distributions from C-Corporations and the mark-to-market on passive foreign investment companies and open 1256 options and futures contracts, forward foreign currency contracts and swaps. The unrealized appreciation/(depreciation) in the table above includes unrealized foreign currency gains/(losses) of $(2,419), $46,966, and $52 for Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio, Global Atlantic PIMCO Tactical Allocation Portfolio, and Global Atlantic Wellington Research Managed Risk Portfolio, respectively.

At December 31, 2016, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Non-Expiring	Non-Expiring
	Expiring	Short-Term	Long-Term	Total
Global Atlantic American Funds® Managed Risk Portfolio	$—	$—	$—	$—
Global Atlantic Balanced Managed Risk Portfolio	—	226,918	702,106	929,024
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	—	3,681,318	8,954,820	12,636,138
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	—	3,460,689	4,598,920	8,059,609
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	—	103,080	111,053	214,133
Global Atlantic Growth Managed Risk Portfolio	—	13,770,747	25,094,176	38,864,923
Global Atlantic Moderate Growth Managed Risk Portfolio	—	1,087,323	2,772,230	3,859,553
Global Atlantic Motif Aging of America Portfolio	—	—	—	—
Global Atlantic Motif Real Estate Trends Portfolio	—	—	—	—
Global Atlantic Motif Technological Innovations Portfolio	—	—	—	—
Global Atlantic PIMCO Tactical Allocation Portfolio	—	476,018	142,790	618,808
Global Atlantic Select Advisor Managed Risk Portfolio	—	724,409	—	724,409
Global Atlantic Wellington Research Managed Risk Portfolio	—	5,310,901	4,228,413	9,539,314
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	—	—	—	—
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	—	—	—	—
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	—	—	—	—
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	—	—	—	—

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of net operating losses and short-term capital gains, non-deductible expenses, paydowns and foreign currency losses, the reclassification of Portfolio distributions, and adjustments related to real estate investment trusts, passive foreign investment companies and swaps, resulted in reclassification for the following Portfolios for the period ended December 31, 2016 as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Global Atlantic American Funds® Managed Risk Portfolio	$—	$—	$—
Global Atlantic Balanced Managed Risk Portfolio	—	—	—
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	—	(732)	732
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	—	506,470	(506,470)
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	(23)	(1,228)	1,251
Global Atlantic Growth Managed Risk Portfolio	—	—	—
Global Atlantic Moderate Growth Managed Risk Portfolio	—	—	—
Global Atlantic Motif Aging of America Portfolio	(58)	58	—
Global Atlantic Motif Real Estate Trends Portfolio	(56)	56	—
Global Atlantic Motif Technological Innovations Portfolio	(62)	189	(127)
Global Atlantic PIMCO Tactical Allocation Portfolio	—	(11,574)	11,574
Global Atlantic Select Advisor Managed Risk Portfolio	—	—	—
Global Atlantic Wellington Research Managed Risk Portfolio	—	69,561	(69,561)
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio	(15)	15	—
Global Atlantic Wilshire Dynamic Global Allocation Portfolio	(15)	15	—
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio	(15)	15	—
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio	(15)	15	—

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Global Atlantic Balanced Managed Risk Portfolio currently invests a portion of its assets in iShares Core U.S. Aggregate Bond ETF. The iShares Core U.S. Aggregate Bond ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core U.S. Aggregate Bond ETF at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the iShares Core U.S. Aggregate Bond ETF. The financial statements of the iShares Core U.S. Aggregate Bond ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2017, the Portfolio invested 26.4% of its net assets in the iShares Core U.S. Aggregate Bond ETF.

The Global Atlantic BlackRock Global Allocation Managed Risk Portfolio currently invests a portion of its assets in BlackRock Global Allocation V.I. Fund. The BlackRock Global Allocation V.I. Fund is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the BlackRock Global Allocation V.I. Fund at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the BlackRock Global Allocation V.I. Fund. The financial statements of the BlackRock Global Allocation V.I. Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2017, the Portfolio invested 95.2% of its net assets in the BlackRock Global Allocation V.I. Fund.

Global Atlantic Portfolios
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017 (Unaudited)

The Global Atlantic Goldman Sachs Dynamic Trends Portfolio currently invests a portion of its assets in Fidelity Investments Money Market Funds – Government Portfolio. The Fidelity Investments Money Market Funds – Government Portfolio is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the Fidelity Investments Money Market Funds – Government Portfolio at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the Fidelity Investments Money Market Funds – Government Portfolio. The financial statements of the Fidelity Investments Money Market Funds – Government Portfolio, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2017, the Portfolio invested 32.1% of its net assets in the Fidelity Investments Money Market Funds – Government Portfolio.

The Global Atlantic Balanced Managed Risk Portfolio, Global Atlantic Growth Managed Risk Portfolio and Global Atlantic Moderate Growth Managed Risk Portfolio currently invest a portion of their assets in iShares Core S&P 500 ETF. The iShares Core S&P 500 ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core S&P 500 ETF at any time if the Adviser determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolios may be directly affected by the performance of the iShares Core S&P 500 ETF. The financial statements of the iShares Core S&P 500 ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2017, the Portfolios invested the following of percentages of their respective net assets in the iShares Core S&P 500 ETF:

Global Atlantic Balanced Managed Risk Portfolio	28.5%
Global Atlantic Growth Managed Risk Portfolio	44.3%
Global Atlantic Moderate Growth Managed Risk Portfolio	36.3%

8.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission adopted new rules and forms, and amendments to existing rules and forms, intended to modernize reporting and disclosure of information by registered investment companies. Certain of these amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is continuing to evaluate the implications of these amendments and their impact on the financial statements and accompanying notes.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the statements of assets and liabilities have been evaluated through the date the financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Global Atlantic Portfolios
EXPENSE EXAMPLES
June 30, 2017 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017.

Actual Expenses

The “Actual” expenses set of columns in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account. Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Portfolio’s	Beginning	Account	Paid	Account	Paid
	Annualized	Account Value	Value	During	Value	During
Class II Shares	Expense Ratio	1-1-17	6-30-17	Period*	6-30-17	Period*
Global Atlantic American Funds® Managed Risk Portfolio	0.86%	$1,000.00	$1,071.40	$4.42	$1,020.53	$4.31
Global Atlantic Balanced Managed Risk Portfolio	0.91%	$1,000.00	$1,058.40	$4.64	$1,020.28	$4.56
Global Atlantic BlackRock Global Allocation Managed Risk Portfolio	0.57%	$1,000.00	$1,070.80	$2.93	$1,021.97	$2.86
Global Atlantic Franklin Dividend and Income Managed Risk Portfolio	1.11%	$1,000.00	$1,061.10	$5.67	$1,019.29	$5.56
Global Atlantic Goldman Sachs Dynamic Trends Allocation Portfolio	1.16%	$1,000.00	$1,032.40	$5.85	$1,019.04	$5.81

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios
EXPENSE EXAMPLES (Continued)
June 30, 2017 (Unaudited)

					Hypothetical
					(5% return before
			Actual		expenses)

			Ending	Expenses	Ending	Expenses
	Portfolio’s	Beginning	Account	Paid	Account	Paid
	Annualized	Account Value	Value	During	Value	During
Class II Shares	Expense Ratio	1-1-17	6-30-17	Period	6-30-17	Period
Global Atlantic Growth Managed Risk Portfolio*	0.91%	$1,000.00	$1,082.80	$4.70	$1,020.28	$4.56
Global Atlantic Moderate Growth Managed Risk Portfolio*	0.91%	$1,000.00	$1,069.40	$4.67	$1,020.28	$4.56
Global Atlantic Motif Aging of America Portfolio*	1.01%	$1,000.00	$1,212.00	$5.54	$1,019.79	$5.06
Global Atlantic Motif Real Estate Trends Portfolio*	1.01%	$1,000.00	$1,072.20	$5.19	$1,019.79	$5.06
Global Atlantic Motif Technological Innovations Portfolio*	1.01%	$1,000.00	$1,254.50	$5.65	$1,019.79	$5.06
Global Atlantic PIMCO Tactical Allocation Portfolio*	1.14%	$1,000.00	$1,070.00	$5.85	$1,019.14	$5.71
Global Atlantic Select Advisor Managed Risk Portfolio*	0.63%	$1,000.00	$1,073.40	$3.24	$1,021.67	$3.16
Global Atlantic Wellington Research Managed Risk Portfolio*	1.20%	$1,000.00	$1,078.70	$6.18	$1,018.84	$6.01
Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio*	0.72%	$1,000.00	$1,049.80	$3.66	$1,021.22	$3.61
Global Atlantic Wilshire Dynamic Global Allocation Portfolio*	0.72%	$1,000.00	$1,067.90	$3.69	$1,021.22	$3.61
Global Atlantic Wilshire Dynamic Growth Allocation Portfolio*	0.72%	$1,000.00	$1,078.30	$3.71	$1,021.22	$3.61
Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio*	0.72%	$1,000.00	$1,063.90	$3.68	$1,021.22	$3.61

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2017

Approval of Sub-Advisory Agreement for Global Atlantic Franklin Dividend and Income Managed Risk Portfolio (Sub-Adviser – Franklin Advisers, Inc.)

At an in-person meeting held on May 18, 2017, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between the Global Atlantic Investment Advisors, LLC (the “Adviser”) and Franklin Advisers, Inc. (“Franklin Advisers”), on behalf of Global Atlantic Franklin Dividend and Income Managed Risk Portfolio (the “Portfolio”). The Trustees requested, received and reviewed written responses from Franklin Advisers to questions posed to Franklin Advisers by counsel to the Independent Trustees, on behalf of the Trustees. The Trustees also reviewed comparative information relating to the sub-advisory fee paid and received an in-person presentation concerning the sub-advisory services to be provided under the Sub-Advisory Agreement from personnel of Franklin Advisers at the May 18, 2017 meeting.

Prior to the meeting, the Trustees received a memorandum from independent counsel to the Independent Trustees describing the legal standards for their consideration of the approval of the Sub- Advisory Agreement. Prior to voting on the approval of the Sub-Advisory Agreement, the Independent Trustees met in executive session with counsel to the Trust and independent counsel to the Independent Trustees. The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees requested and considered information regarding the nature, extent, and quality of the services to be provided by Franklin Advisers, as well as Franklin Advisers’ expertise, resources and capabilities. The Trustees considered, among other things, the terms of the Sub-Advisory Agreement, the range of services to be provided by Franklin Advisers, and Franklin Advisers’ investment philosophy and process. The Trustees also considered the financial industry, portfolio management, compliance, and operations experience of the personnel who will provide services to the Portfolio. The Trustees noted the Adviser’s recommendation that Franklin Advisers should be retained. The Trustees concluded that Franklin Advisers’ experience and reputation demonstrate that Franklin Advisers was capable of providing high quality services to the Portfolio and that the resources allocated to the Portfolio and the nature, extent, and quality of the services expected to be provided by Franklin Advisers to the Portfolio were satisfactory.

Performance. The Trustees reviewed composite performance information for Franklin Advisers’ core plus fixed income strategy as compared to a relevant benchmark and Morningstar peer group. The Trustees also considered Franklin Advisers’ reputation and financial industry experience. Based on this information and their review of the nature, extent, and quality of the services expected to be provided by Franklin Advisers, the Trustees concluded that Franklin Advisers is capable of providing services to the Portfolio in a satisfactory manner in light of the Portfolio’s investment objectives.

Fees and Expenses. The Trustees reviewed the proposed sub-advisory fee arrangement for the Portfolio and noted the representations of the Adviser that the fee arrangement was negotiated by the Adviser on an arm’s length basis. The Trustees concluded that Franklin Advisers’ proposed sub-advisory fees for the Portfolio were not unreasonable in light of the services to be provided by Franklin Advisers.

Profitability. The Trustees were provided with information regarding Franklin Advisers’ anticipated profitability with respect to providing services to the Portfolio. The Trustees considered, the Portfolio’s proposed sub-advisory fee and total expense ratios relative to its peer groups. Based on this

Global Atlantic Portfolios
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2017

information, the Trustees concluded that Franklin Advisers’ profits with respect to the Portfolio were not expected to be excessive.

Economies of Scale. The Trustees considered whether there would be economies of scale with respect to Franklin Advisers’ provision of services to the Portfolio. The Trustees concluded that the sub-advisory fees to be paid by the Adviser to Franklin Advisers would reflect the benefits of economies of scale resulting from the growth of assets.

Other Benefits. The Trustees considered other benefits to Franklin Advisers and its affiliates from Franklin Advisers’ proposed relationship with the Portfolio. The Trustees noted that Franklin Advisers may receive soft dollar benefits in connection with its proposed sub-advisory relationship with the Portfolio.

Conclusion. Having requested and received such information from the Adviser and Franklin Advisers as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel to the Independent Trustees, the Trustees, including the Independent Trustees, voting separately, unanimously concluded that approving the Sub-Advisory Agreement for an initial two-year term is in the best interests of the Portfolio and its future investors. They noted that in considering the proposed Sub-Advisory Agreement, the Independent Trustees did not identify any one factor as all important. Moreover, each may have afforded different weight to the various factors in reaching a conclusion with respect to the Sub-Advisory Agreement.

PRIVACY NOTICE

FACTS	WHAT DOES FORETHOUGHT VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Forethought Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Forethought Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Forethought Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Forethought Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Forethought Variable Insurance Trust has no affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●     Forethought Variable Insurance Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Forethought Variable Insurance Trust does not jointly market.

PROXY VOTING

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 (disclosed on Form N-PX) as well as information regarding the policies and procedures that the Portfolios use to determine how to vote proxies (disclosed in the Portfolios’ Statement of Additional Information) is available without charge, upon request, by calling 1-877-881-7735 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Qs are available: (i) on the SEC’s website at http://www.sec.gov; (ii) on the Portfolios’ website at www.geminifund.com/GlobalAtlanticDocuments; and (iii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER	ADMINISTRATOR
Global Atlantic Investment Advisors, LLC	Gemini Fund Services, LLC
10 West Market Street, Suite 2300	80 Arkay Drive, Suite 110
Indianapolis, IN 46204	Hauppauge, NY 11788

INVESTMENT SUB-ADVISERS

BlackRock Financial Management, Inc.	Motif Capital Management, Inc.
55 East 52nd Street	400 South El Camino Real (Suite 575)
New York, NY 10055	San Mateo, CA 94402

Franklin Advisory Services, LLC	Pacific Investment Management Company LLC
101 John F. Kennedy Parkway	650 Newport Center Drive
Short Hills, NJ 07078	Newport Beach, CA 92660

Goldman Sachs Asset Management, L.P.	Wellington Management Company LLP
200 West Street	280 Congress Street
New York, NY 10282	Boston, MA 02210

Milliman Financial Risk Management, LLC	Wilshire Associates Incorporated
71 S. Wacker Drive, 31st Floor	1299 Ocean Avenue, Suite 700
Chicago, IL 60606	Santa Monica, CA 90401

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. (a) Schedule of investments in securities of unaffiliated issuers is included under Item 1; (b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedure by which shareholders recommend nominees to the registrant’s Board of Trustees since the date of the Registrant’s prior report of Form N-CSR or, as applicable, in response to the requirements of Item 407(c)(2)(iv) of Regulation S-X (per item 22(b)(15) of Schedule 14A).

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes in the Registrant’s internal control over financial reporting that occurred during the second quarter of the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 12(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 12(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forethought Variable Insurance Trust

By (Signature and Title)

/s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., President

Date 08/30/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., President

Date 08/30/2017

By (Signature and Title)

/s/ Laura Szalyga

Laura Szalyga, Treasurer

Date 08/30/2017